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THE RYDEX VARIABLE TRUST

                         PROSPECTUS
                        MAY 1, 2002

BENCHMARKFUNDS
NOVA
URSA
OTC
ARKTOS
U.S. GOVERNMENT BOND
MEDIUS
MEKROS
LARGE-CAP EUROPE
LARGE-CAP JAPAN
TITAN 500
TEMPEST 500
VELOCITY 100
VENTURE 100

STRATEGIC FUND
SECTOR ROTATION

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
REAL ESTATE
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                     RYDEX FUNDS
                                                           THE INDEX ALTERNATIVE
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# RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

STRATEGIC FUND

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into four categories:

BENCHMARK FUNDS -- Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Medius Fund, Mekros Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, and Venture 100 Fund

SECTOR FUNDS -- Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

STRATEGIC FUND -- Sector Rotation Fund

MONEY MARKET FUND -- U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

                                       2

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         TABLE OF CONTENTS

         RYDEX BENCHMARK FUNDS
5        COMMON RISK/RETURN INFORMATION
6        NOVA FUND
7        URSA FUND
8        OTC FUND
9        ARKTOS FUND
10       U.S. GOVERNMENT BOND FUND
11       MEDIUS FUND
12       MEKROS FUND
13       LARGE-CAP EUROPE FUND
14       LARGE-CAP JAPAN FUND
15       TITAN 500 FUND
16       TEMPEST 500 FUND
17       VELOCITY 100 FUND
18       VENTURE 100 FUND

         RYDEX SECTOR FUNDS
19       COMMON RISK/RETURN INFORMATION
20       BANKING FUND
21       BASIC MATERIALS FUND
22       BIOTECHNOLOGY FUND
23       CONSUMER PRODUCTS FUND
24       ELECTRONICS FUND
25       ENERGY FUND
26       ENERGY SERVICES FUND
27       FINANCIAL SERVICES FUND
28       HEALTH CARE FUND
29       INTERNET FUND
30       LEISURE FUND
31       PRECIOUS METALS FUND
32       REAL ESTATE FUND
33       RETAILING FUND
34       TECHNOLOGY FUND
35       TELECOMMUNICATIONS FUND
36       TRANSPORTATION FUND
37       UTILITIES FUND

         STRATEGIC FUND
38       SECTOR ROTATION

         MONEY MARKET FUND
39       U.S. GOVERNMENT MONEY MARKET FUND

40       MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK
43       PURCHASING AND REDEEMING SHARES
44       DIVIDENDS, DISTRIBUTIONS, AND TAXES
44       MANAGEMENT OF THE FUNDS
46       FINANCIAL HIGHLIGHTS
57       BENCHMARK INFORMATION
BC       ADDITIONAL INFORMATION

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PROSPECTUS RYDEX BENCHMARK FUNDS

NOVA FUND                           LARGE-CAP EUROPE FUND

URSA FUND                           LARGE-CAP JAPAN FUND

OTC FUND                            TITAN 500 FUND

ARKTOS FUND                         TEMPEST 500 FUND

U.S. GOVERNMENT BOND FUND           VELOCITY 100 FUND

MEDIUS FUND                         VENTURE 100 FUND

MEKROS FUND

COMMON RISK/RETURN INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

MARKET RISK -- The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK -- The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK -- To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

FUND PERFORMANCE INFORMATION

-------------------------------------------------------------------------------

The Arktos, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500, Tempest 500, Velocity 100, and Venture 100 Funds do not have a performance history for a full calendar year.

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NOVA FUND
FUND INFORMATION

FUND OBJECTIVE

The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY

Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE

The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                      DURING THE PERIOD SHOWN IN THE BAR CHART,
1998   30.06          THE HIGHEST RETURN FOR A QUARTER WAS 31.57%
1999   23.28          (QUARTER ENDED DECEMBER 31, 1998) AND THE
2000  -20.30          LOWEST RETURN FOR A QUARTER WAS -22.98%
2001  -23.58          (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                  NOVAFUND     S&P 500 INDEX(2)
------------------------------------------------------------------------------
Past One Year                                     -23.58%         -13.04%
Since Inception (05/07/97)                          3.85%           7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

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URSA FUND
FUND INFORMATION

FUND OBJECTIVE

The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE

The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                      DURING THE PERIOD SHOWN IN THE BAR CHART,
1998     -21.93       THE HIGHEST RETURN FOR A QUARTER WAS 17.04%
1999     -15.06       (QUARTER ENDED SEPTEMBER 30, 2001) AND THE
2000      16.05       LOWEST RETURN FOR A QUARTER WAS -16.89%
2001      14.99       (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                             URSAFUND         S&P 500 INDEX(2)
------------------------------------------------------------------------------
Past One Year                                  14.99%            -13.04%
Since Inception (06/10/97)(3)                  -5.76%              6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, -- 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

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OTC FUND
FUND INFORMATION

FUND OBJECTIVE

The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK -- To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                            DURING THE PERIOD SHOWN IN THE BAR CHART,
1998     83.76              THE HIGHEST RETURN FOR A QUARTER WAS 53.10%
1999    101.32              (QUARTER ENDED DECEMBER 31, 1999) AND THE
2000    -38.19              LOWEST RETURN FOR A QUARTER WAS -37.14%
2001    -35.17              (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                               OTC FUND    NASDAQ 100 INDEX(2)
------------------------------------------------------------------------------
Past One Year                                  -35.17%         -32.66%
Since Inception (05/07/97)                      10.31%          12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

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ARKTOS FUND
FUND INFORMATION

FUND OBJECTIVE

The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY

Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into repurchase agreements and swap agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK -- To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

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U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE

The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY

The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the U.S.Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE

The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                       DURING THE PERIOD SHOWN IN THE BAR CHART,
1998     12.85         THE HIGHEST RETURN FOR A QUARTER WAS 10.07%
1999    -20.47         (QUARTER ENDED SEPTEMBER 30, 1998) AND THE
2000     20.20         LOWEST RETURN FOR A QUARTER WAS -9.57%
2001      0.08         (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                      U.S. GOVERNMENT        LEHMAN LONG
                                          BOND FUND     TREASURY BOND INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR                               0.08%              -1.61%
SINCE INCEPTION (08/18/97)(3)               3.98%               1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO
    AUGUST 12, 1997, -3.30%.

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MEDIUS FUND
FUND INFORMATION

FUND OBJECTIVE

The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400 Index(R). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the S&P MidCap 400 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements. RISK CONSIDERATIONS In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

MID-CAP RISK -- In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium- capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

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MEKROS FUND
FUND INFORMATION

FUND OBJECTIVE

The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALL-CAP RISK -- In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

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LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND OBJECTIVE

The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 IndexSM. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY

The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index-SM- and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK -- Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

CURRENCY RISK -- The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

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LARGE-CAP JAPAN FUND
FUND INFORMATION FUND

OBJECTIVE

The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY

The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK -- Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN -- Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

CURRENCY RISK -- The value of securities denominated in Japanese yen can change when the Japanese yen strengthens or weakens relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in Japan. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

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TITAN 500 FUND
FUND INFORMATION

FUND OBJECTIVE

The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index(R) (the "underlying index"). The investment objective of the Titan 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY

The Titan 500 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Titan 500 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

TEMPEST 500 FUND
FUND INFORMATION

FUND OBJECTIVE

The Tempest 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the S&P 500 Index(R) (the "underlying index"). The investment objective of the Tempest 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY

The Tempest 500 Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Tempest 500 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

VELOCITY 100 FUND
FUND INFORMATION

FUND OBJECTIVE

The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Velocity 100 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY

The Velocity 100 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Velocity 100 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

CONCENTRATION RISK -- To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

VENTURE 100 FUND
FUND INFORMATION

FUND OBJECTIVE

The Venture 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the inverse (opposite) performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Venture 100 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go up by 10% on that day). When the value of the underlying index increases, the value of the Fund's shares should decrease on a daily basis by 200% of the value of any increase in the underlying index (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY

The Venture 100 Fund employs as its investment strategy a program of engaging in short sales of securities and investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, short sales, and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Venture 100 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

CONCENTRATION RISK -- To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index's performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index's concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

RYDEX SECTOR FUNDS

BANKING FUND                         INTERNET FUND
BASIC MATERIALS FUND                 LEISURE FUND
BIOTECHNOLOGY FUND                   PRECIOUS METALS FUND
CONSUMER PRODUCTS FUND               REAL ESTATE FUND
ELECTRONICS FUND                     RETAILING FUND
ENERGY FUND                          TECHNOLOGY FUND
ENERGY SERVICES FUND                 TELECOMMUNICATIONS FUND
FINANCIAL SERVICES FUND              TRANSPORTATION FUND
HEALTH CARE FUND                     UTILITIES FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES

Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS

MARKET RISK -- The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK -- The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK -- The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds, with the exception of the Precious Metals Fund, do not have a performance history for a full calendar year.

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BANKING FUND
FUND INFORMATION

FUND OBJECTIVE

The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK -- The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS FUND

FUND INFORMATION

FUND OBJECTIVE

The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and in termediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE

The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

SMALL ISSUER RISK -- Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

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CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE

The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

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ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE

The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

SMALL ISSUER RISK -- Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE

The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE

The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involve d in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE

The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE

The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE

The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The F und may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

SMALLER COMPANY RISK -- Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE

The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE

The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Compa nies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK -- The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK -- Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE

The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

                         DURING THE PERIOD SHOWN IN THE BAR CHART,
1998     -17.24          THE HIGHEST RETURN FOR A QUARTER WAS 13.23%
1999      -3.58          (QUARTER ENDED SEPTEMBER 30, 1999) AND THE
2000     -20.63          LOWEST RETURN FOR A QUARTER WAS -17.68%
2001      12.99          (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                    PRECIOUS METALS FUND      S&P 500 INDEX(2)
------------------------------------------------------------------------------
Past One Year                             12.99%                  -13.04%
Since Inception (05/29/97)               -13.92%                    6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

REAL ESTATE FUND

FUND INFORMATION

FUND OBJECTIVE

The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that will affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK -- The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE

The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE

The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to br inging their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE

The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE

The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securi-ties, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE

The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK -- The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SECTOR ROTATION FUND
FUND INFORMATION

FUND OBJECTIVE

The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY

The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks the fifty-nine industries comprising the components of the S&P 1500 Index, based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in leveraged instruments such as futures contracts, options and swap transactions.

RISK CONSIDERATIONS

The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK -- The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK -- The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS

The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK -- Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK -- The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE

The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

                        DURING THE PERIOD SHOWN IN THE BAR CHART,
1998    2.94            THE HIGHEST RETURN FOR A QUARTER WAS 1.36%
1999    3.92            (QUARTER ENDED DECEMBER 31, 2000) AND THE
2000    5.21            LOWEST RETURN FOR A QUARTER WAS 0.28%
2001    2.77            (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                            U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------
PAST ONE YEAR                                             2.77%
SINCE INCEPTION (05/07/97)                                3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD -- Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES

With the exception of the Medius Fund, Mekros Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND     BENCHMARK
---------------------------------------------------------------------------------------------------------------------------
NOVA FUND                             150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
URSA FUND                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
OTC FUND                              100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
ARKTOS FUND                           INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
U.S. GOVERNMENT BOND FUND             120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
MEDIUS FUND                           S&P MIDCAP 400 INDEX(R)
MEKROS FUND                           RUSSELL 2000(R) INDEX
LARGE-CAP EUROPE FUND                 DOW JONES STOXX 50(R) INDEX
LARGE-CAP JAPAN FUND                  TOPIX 100 INDEX
TITAN 500 FUND                        200% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
TEMPEST 500 FUND                      200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE S&P 500 INDEX(R)
VELOCITY 100 FUND                     200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
VENTURE 100 FUND                      200% OF THE INVERSE (OPPOSITE) PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.

THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

THE S&P MIDCAP 400 INDEX(R). The S&P MidCap 400 Index(R) is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation.

DOW JONES STOXX 50(R) INDEX. The Dow Jones Stoxx 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the Sector Rotation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova, U.S. Government Bond, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500, Tempest 500, Velocity 100, and Venture 100 Funds -- are invested to achieve returns that exceed the returns of the indices underlying their bench-marks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Tempest 500, and Venture 100 Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

SECTOR ROTATION FUND. Each month, the Advisor ranks all industries (as defined by Global Industry Classification Standard ("GICS")) comprising the S&P 1500 according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND AND U.S. GOVERNMENT MONEY MARKET FUNDS) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) -- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, VELOCITY 100, VENTURE 100, AND SECTOR FUNDS) -- None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC, Arktos, Velocity 100, and Venture 100 Funds' benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) -- Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) -- The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) -- Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) -- The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) -- Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country -- Japan -- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET
FUND) -- The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     The risks associated with the Funds' use of futures and options contracts include:

     - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT SECTOR ROTATION AND U.S. GOVERNMENT MONEY MARKET FUNDS) -- The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. In addition, the Sector Rotation Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC, ARKTOS, MEDIUS, MEKROS, TITAN 500, TEMPEST 500, VELOCITY 100, VENTURE 100, SECTOR ROTATION, AND SECTOR FUNDS) -- The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, ARKTOS, TEMPEST 500, AND VENTURE 100 FUNDS) -- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER ISSUER RISK (MEDIUS, MEKROS, BIOTECHNOLOGY, ELECTRONICS, INTERNET AND SECTOR ROTATION FUNDS) -- Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK FUNDS) -- The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


PURCHASING AND REDEEMING SHARES


Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE

The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of th e time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the

NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuati on may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on day s in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and U.S. Government Bond Funds, which declares and pays dividends daily to the insurance company and the Real Estate Fund, which declares and pays dividends quarterly. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                              ADVISORY FEE
------------------------------------------------------------------------------
NOVA                                                                 .75%
URSA                                                                 .90%
OTC                                                                  .75%
ARKTOS                                                               .90%
U.S. GOVERNMENT BOND                                                 .50%
MEDIUS                                                               .90%
MEKROS                                                               .90%
LARGE-CAP EUROPE                                                     .90%
LARGE-CAP JAPAN                                                      .90%
TITAN 500                                                            .90%
TEMPEST 500*                                                         .90%
VELOCITY 100                                                         .90%
VENTURE 100*                                                         .90%
SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                .85%
PRECIOUS METALS                                                      .75%
SECTOR ROTATION*                                                     .90%
U.S. GOVERNMENT MONEY MARKET                                         .50%


*THE SECTOR ROTATION FUND, TEMPEST 500 FUND, AND VENTURE 100 FUND HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. FIGURE REPRESENTS CONTRACTUAL FEE AMOUNT FOR CURRENT FISCAL YEAR.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                   YEAR          YEAR          YEAR          YEAR        PERIOD
                                                                  ENDED         ENDED         ENDED         ENDED         ENDED
                                                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                   2001          2000          1999          1998         1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
         BEGINNING OF PERIOD                                     $13.88        $18.57        $15.88        $12.21        $10.00
                                                                 ------        ------        ------        ------        ------

         Net Investment Income+                                     .30           .74           .49           .04           .07
         Net Realized and Unrealized Gains
           (Losses) on Securities                                 (3.81)        (4.16)         3.10          3.63          2.14
                                                                 ------        ------        ------        ------        ------

         Net Increase (Decrease) in Net Asset Value
                  Resulting from Operations                       (3.51)        (3.42)         3.59          3.67          2.21
         Distributions to Shareholders from:
                  Net Investment Income                           (1.70)         (.15)         (.01)           --            --
                  Net Realized Capital Gains                         --         (1.12)         (.89)           --            --
                                                                 ------        ------        ------        ------        ------

         Net Increase (Decrease) in Net Asset Value               (5.21)        (4.69)         2.69          3.67          2.21
                                                                 ------        ------        ------        ------        ------

NET ASSET VALUE--END OF PERIOD                                    $8.67        $13.88        $18.57        $15.88        $12.21
                                                                 ======        ======        ======        ======        ======

TOTAL INVESTMENT RETURN                                          (23.58)%      (20.30)%       23.28%        30.06%          N/A
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses                                            1.45%         1.42%         1.55%         3.26%         9.09%**
         Net Expenses                                              1.45%         1.42%         1.55%         3.22%         2.80%**
         Net Investment Income                                     2.61%         4.45%         2.90%         0.27%         0.91%**
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                                   0%            0%            0%            0%          178%
         Net Assets, End of Period (000's omitted)              $60,941      $178,118       $92,922       $29,258        $10,448
----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                                YEAR          YEAR          YEAR          YEAR      JUNE 10,  MAY 24,   MAY 7,
                                               ENDED         ENDED         ENDED         ENDED       1997 TO  1997 TO  1997 TO
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  JUNE 3,  MAY 21,
                                                2001          2000          1999          1998         1997+    1997+    1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                   $6.09         $5.35         $6.30         $8.07         $9.36     $9.57    $10.00
                                               -----         -----         -----         -----         -----     -----    ------

         Net Investment Income (Loss)++          .12           .22           .20           .06          (.01)       --      (.04)
         Net Realized and Unrealized Gains
            (Losses) on Securities               .88           .70         (1.15)        (1.83)        (1.28)      .01      (.33)
                                               -----         -----         -----         -----         -----     -----    ------
         Net Increase (Decrease) in Net Asset

            Value Resulting from Operations     1.00           .92          (.95)        (1.77)        (1.29)      .01      (.37)
         Distributions to Shareholders from:
            Net Investment Income               (.80)         (.18)           --            --            --        --        --
            Net Realized Capital Gains            --            --            --            --            --        --        --
                                               -----         -----         -----         -----         -----     -----    ------
         Net Increase (Decrease) in Net Asset
            Value                                .20           .74          (.95)        (1.77)        (1.29)      .01      (.37)
                                               -----         -----         -----         -----         -----     -----    ------
NET ASSET VALUE--END OF PERIOD                 $6.29         $6.09         $5.35         $6.30         $8.07     $9.58     $9.63
                                               =====         =====         =====         =====         =====     =====    ======
TOTAL INVESTMENT RETURN                        14.99%        16.05%       (15.06)%      (21.93)%         N/A       N/A       N/A
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses                         1.89%         1.59%         1.73%         3.76%         9.21%**  85.10%**   13.62%**
         Net Expenses                           1.89%         1.59%         1.73%         3.59%         2.90%**   2.90%**    2.90%**
         Net Investment Income (Loss)           1.85%         4.02%         3.34%         0.89%       (0.27)%**   2.76%** (10.05)%**

SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                0%            0%            0%            0%            0%       0%        0%
         Net Assets, End of Period
            (000's omitted)                  $18,997       $31,829       $32,310        $5,509        $2,879      $--       $--
---------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++  CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                              YEAR          YEAR          YEAR          YEAR        PERIOD
                                                             ENDED         ENDED         ENDED         ENDED         ENDED
                                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                              2001          2000          1999          1998         1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                                $22.83        $38.52        $19.57        $10.65        $10.00
                                                            ------        ------        ------        ------        ------
         Net Investment Loss+                                 (.23)         (.44)         (.33)         (.40)         (.09)
         Net Realized and Unrealized Gains
                  (Losses) on Securities                     (7.80)       (13.50)        19.88          9.32           .74
                                                            ------        ------        ------        ------        ------

         Net Increase (Decrease) in Net Asset

                  Value Resulting from Operations            (8.03)       (13.94)        19.55          8.92           .65
         Distributions to Shareholders from:
                  Net Realized Capital Gains                    --         (1.75)         (.60)           --            --
                                                            ------        ------        ------        ------        ------

         Net Increase (Decrease) in Net Asset Value          (8.03)       (15.69)        18.95          8.92           .65
                                                            ------        ------        ------        ------        ------

NET ASSET VALUE--END OF PERIOD                              $14.80        $22.83        $38.52        $19.57        $10.65
                                                            ======        ======        ======        ======        ======

TOTAL INVESTMENT RETURN                                     (35.17)%      (38.19)%      101.32%        83.76%          N/A
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses                                       1.45%         1.46%         1.55%         2.96%         9.07%**
         Net Expenses                                         1.45%         1.46%         1.55%         2.96%         2.80%**
         Net Investment Loss                                (1.31)%       (1.23)%       (1.24)%       (2.67)%       (1.22)%**
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                            139%          324%          953%        1,077%          450%
         Net Assets, End of Period (000's omitted)        $164,619      $420,674      $373,458       $22,038        $2,367
---------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS:  MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                            ARKTOS     TITAN 500      VELOCITY        MEDIUS        MEKROS
                                                              FUND          FUND      100 FUND          FUND          FUND
                                                            PERIOD        PERIOD        PERIOD        PERIOD        PERIOD
                                                             ENDED         ENDED         ENDED         ENDED         ENDED
                                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                             2001*         2001*         2001*         2001*         2001*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                                $25.00        $25.00        $25.00        $25.00       $25.00
                                                            ------        ------        ------        ------       ------

         Net Investment Income (Loss)+                         .03          (.25)        ( .59)         (.20)         (.31)
         Net Realized and Unrealized Gains on Securities.     4.45          5.12         14.56          6.88          7.56
                                                            ------        ------        ------        ------       ------

         Net Increase in Net Asset Value

                  Resulting from Operations                   4.48          4.87         13.97          6.68          7.25
         Distributions to Shareholders from:
                  Net Investment Income                         --            --            --            --            --
                  Net Realized Capital Gains                    --            --            --          (.47)         (.34)
                                                            ------        ------        ------        ------       ------

         Net Increase in Net Asset Value                      4.48          4.87         13.97          6.21          6.91
                                                            ------        ------        ------        ------       ------

NET ASSET VALUE--END OF PERIOD                              $29.48        $29.87        $38.97        $31.21        $31.91
                                                            ======        ======        ======        ======       ======

TOTAL INVESTMENT RETURN                                      17.92%        19.48%        55.88%        26.67%        28.97%
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses**                                     2.23%         2.22%         2.34%         2.27%         2.26%
         Net Expenses**                                       2.23%         2.22%         2.34%         2.27%         2.26%
         Net Investment Income (Loss)**                       0.10%       (1.11)%       (1.77)%       (0.87)%       (0.96)%
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                             --            --            --         3,707%          848%
         Net Assets, End of Period (000's omitted).         $5,955          $311          $477          $754        $8,524
---------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001 -- YARKTOS FUND; OCTOBER 1, 2001 --TITAN 500 FUND, VELOCITY 100 FUND, MEDIUS FUND, MEKROS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                   YEAR         YEAR         YEAR         YEAR   AUGUST 18,   JULY 29,  JUNE 24,   MAY 29,
                                  ENDED        ENDED        ENDED        ENDED      1997 TO    1997 TO   1997 TO   1997 TO
                           DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, AUGUST 12,  JULY 14,   JUNE 5,
                                   2001         2000         1999         1998        1997+      1997+     1997+     1997*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

   BEGINNING OF PERIOD           $11.80       $10.17      $13.28        $11.82       $10.70     $10.92    $10.44    $10.00
                                 ------       ------      ------        ------       ------     ------    ------    ------

   Net Investment Income++          .37          .38         .41           .24          .15        .02       .10
   Net Realized and Unrealized
      Gains(Losses) on Securities  (.36)        1.63       (3.09)         1.28          .97       (.38)      .13       .15
                                 ------       ------      ------        ------       ------     ------    ------    ------

   Net Increase (Decrease) in
      Net Asset Value

       Resulting from Operations    .01         2.01       (2.68)         1.52         1.12       (.36)      .23       .15
   Distributions to Shareholders
       from:
       Net Investment Income       (.37)        (.38)       (.43)         (.06)          --         --        --        --

   Net Increase (Decrease) in
       Net Asset Value             (.36)        1.63       (3.11)         1.46         1.12       (.36)      .23       .15
                                 ------       ------      ------        ------       ------     ------    ------    ------

NET ASSET VALUE--END OF PERIOD   $11.44       $11.80      $10.17        $13.28       $11.82     $10.56    $10.67    $10.15
                                 ======       ======      ======        ======       ======     ======    ======    ======

TOTAL INVESTMENT RETURN            0.08%       20.16%     (20.45)%       12.86%         N/A        N/A       N/A       N/A
RATIOS TO AVERAGE NET ASSETS:

   Gross Expenses                  2.37%        1.89%       1.52%         2.71%        8.47%**   49.63%**  12.68%**   5.43%**
   Net Expenses                    2.01%        1.89%       1.52%         2.71%        2.40%**    2.40%**   2.40%**   2.40%**
   Net Investment Income           3.22%        3.47%       3.55%         1.92%        3.49%**    3.80%**   7.94%**   1.86%**
SUPPLEMENTARY DATA:

   Portfolio Turnover Rate***     1,247%       1,505%      1,611%        1,463%         761%         0%        0%        0%
   Net Assets, End of Period
        (000's omitted)          $4,521       $5,011      $1,136        $4,973         $892        $--       $--       $--
---------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                             LARGE-CAP           LARGE-CAP
                                                                                           EUROPE FUND          JAPAN FUND
                                                                                                PERIOD              PERIOD
                                                                                                 ENDED               ENDED
                                                                                          DECEMBER 31,        DECEMBER 31,
                                                                                                 2001*               2001*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                                                                    $25.00              $25.00
                                                                                                ------              ------
         Net Investment Loss+                                                                     (.16)               (.16)
         Net Realized and Unrealized Gains (Losses) on Securities                                 3.17               (2.93)
                                                                                                ------              ------
         Net Increase (Decrease) in Net Asset Value

                  Resulting from Operations                                                       3.01               (3.09)
         Distributions to Shareholders from:
                  Net Investment Income                                                             --                  --
                  Net Realized Capital Gains                                                        --                  --
                                                                                                ------              ------
         Net Increase (Decrease) in Net Asset Value                                               3.01               (3.09)
                                                                                                ------              ------
NET ASSET VALUE--END OF PERIOD                                                                  $28.01              $21.91
                                                                                                ======              ======

TOTAL INVESTMENT RETURN                                                                          12.04%             (12.36)%
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses**                                                                         2.17%               2.23%
         Net Expenses**                                                                           2.17%               2.23%
         Net Investment Loss**                                                                  (0.55)%             (0.62)%
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                                                                 --                  --
         Net Assets, End of Period (000's omitted)                                              $1,322                $643
---------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.
* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                                 BASIC         BIO-     CONSUMER
                                                  BANKING    MATERIALS   TECHNOLOGY     PRODUCTS  ELECTRONICS       ENERGY
                                                     FUND         FUND         FUND         FUND         FUND         FUND
                                                   PERIOD       PERIOD       PERIOD       PERIOD       PERIOD       PERIOD
                                                    ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    2001*        2001*        2001*        2001*        2001*        2001*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                      $25.00       $25.00       $25.00       $25.00       $25.00        $25.00
                                                  ------       ------       ------       ------       ------        ------
         Net Investment Income (Loss)+               .45          .22         (.55)         .05         (.43)         (.11)
         Net Realized and Unrealized Gains
              (Losses) on Securities                (.24)       (1.01)         .22          .27        (3.93)        (3.79)
                                                  ------       ------       ------       ------       ------        ------
         Net Increase (Decrease) in Net
           Asset Value

                  Resulting from Operations          .21         (.79)        (.33)         .32        (4.36)        (3.90)
         Distributions to Shareholders from:
                  Net Investment Income               --           --           --           --           --            --
                  Net Realized Capital Gains          --           --           --           --           --            --
                                                  ------       ------       ------       ------       ------        ------
         Net Increase (Decrease) in Net
           Asset Value                               .21         (.79)        (.33)         .32        (4.36)        (3.90)
                                                  ------       ------       ------       ------       ------        ------
NET ASSET VALUE--END OF PERIOD                    $25.21       $24.21       $24.67       $25.32       $20.64        $21.10
                                                  ======       ======       ======       ======       ======        ======

TOTAL INVESTMENT RETURN                             0.84%       (3.16)%      (1.32)%       1.28%      (17.44)%      (15.60)%
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses**                           1.99%        1.95%        2.27%        2.07%        2.36%         2.05%
         Net Expenses**                             1.99%        1.95%        2.27%        2.07%        2.36%         2.05%
         Net Investment Gain (Loss)**               1.80%        0.85%      (2.24)%        0.19%      (2.13)%       (0.50)%
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                  605%         929%         720%         285%         466%          478%
         Net Assets, End of Period (000's omitted)  $630         $929       $1,959       $1,305       $1,423        $2,177
---------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-- BANKING FUND, BASIC MATERIALS FUND, BIOTECHNOLOGY FUND; MAY 29, 2001-- CONSUMER PRODUCTS FUND, ENERGY FUND; AUGUST 3, 2001-- ELECTRONICS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                               ENERGY    FINANCIAL
                                                             SERVICES     SERVICES  HEALTH CARE     INTERNET      LEISURE
                                                                 FUND         FUND         FUND         FUND         FUND
                                                               PERIOD       PERIOD       PERIOD       PERIOD       PERIOD
                                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                2001*        2001*        2001*        2001*        2001*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                                   $25.00       $25.00       $25.00       $25.00       $25.00
                                                               ------       ------       ------       ------       ------
         Net Investment Loss+                                    (.24)        (.02)        (.30)        (.37)        (.30)
         Net Realized and Unrealized Losses
                  on Securities                                 (7.02)       (1.08)        (.88)       (8.87)       (6.61)
                                                               ------       ------       ------       ------       ------
         Net Decrease in Net Asset Value

                  Resulting from Operations                     (7.26)       (1.10)       (1.18)       (9.24)       (6.91)
         Distributions to Shareholders from:
                  Net Investment Income                            --           --           --           --           --
                  Net Realized Capital Gains                       --           --           --           --           --
                                                                ------       ------       ------       ------       ------
         Net Decrease in Net Asset Value                        (7.26)       (1.10)       (1.18)       (9.24)       (6.91)
                                                                ------       ------       ------       ------       ------

NET ASSET VALUE--END OF PERIOD                                 $17.74       $23.90       $23.82       $15.76       $18.09
                                                               ======       ======       ======       ======       ======

TOTAL INVESTMENT RETURN                                       (29.04)%      (4.40)%      (4.72)%     (36.96)%     (27.64)%
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses**                                        2.06%        2.19%        2.23%        2.33%        1.98%
         Net Expenses**                                          2.06%        2.19%        2.23%        2.33%        1.98%
         Net Investment Loss**                                 (1.26)%      (0.11)%      (1.33)%      (2.29)%      (1.49)%
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                             3,182%         315%         757%       2,341%        269%
         Net Assets, End of Period (000's omitted)             $1,551       $2,607         $951         $891         $804
---------------------------------------------------------------------------------------------------------------------------

+  CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001 -- ENERGY SERVICES FUND; MAY 22, 2001 LEISURE FUND; MAY 24, 2001 INTERNET FUND; JUNE 19, 2001-- HEALTH CARE FUND; JULY 20, 2001 -- FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

                                                                 YEAR         YEAR         YEAR         YEAR        PERIOD
                                                                ENDED        ENDED        ENDED        ENDED         ENDED
                                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                                 2001         2000         1999         1998         1997*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                                    $4.31        $5.43        $5.81        $7.02        $10.00
                                                               ------       ------       ------       ------        ------
         Net Investment Loss+                                    (.04)        (.07)        (.07)        (.16)         (.11)
         Net Realized and Unrealized Gains
                  (Losses) on Securities                          .60        (1.05)        (.14)       (1.05)        (2.87)
                                                               ------       ------       ------       ------        ------
         Net Increase (Decrease) in Net Asset

                  Value Resulting from Operations                 .56        (1.12)        (.21)       (1.21)        (2.98)
         Distributions to Shareholders from:
                  Net Investment Income                            --           --           --           --            --
                  Net Increase (Decrease) Capital Gains            --           --         (.17)          --            --
                                                               ------       ------       ------       ------        ------
         Net Decrease in Net Asset Value                          .56        (1.12)        (.38)       (1.21)        (2.98)
                                                               ------       ------       ------       ------        ------
NET ASSET VALUE--END OF PERIOD                                  $4.87        $4.31        $5.43        $5.81         $7.02
                                                               ======       ======       ======       ======        ======

TOTAL INVESTMENT RETURN                                         12.99%      (20.63)%      (3.58)%     (17.24)%         N/A
RATIOS TO AVERAGE NET ASSETS

         Gross Expenses                                          2.18%        2.04%        2.17%        3.39%         9.76%**
         Net Expenses                                            2.18%        2.04%        2.17%        3.23%         2.80%**
         Net Investment Loss                                   (0.79)%      (1.45)%      (1.39)%      (2.31)%       (2.19)%**
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                               957%         965%       1,239%       1,739%          914%
         Net Assets, End of Period (000's omitted)               $875       $3,400       $6,992       $2,695          $518
---------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                   TELECOMMUNI-       TRANS-
                                                    REAL    RETAILING   TECHNOLOGY      CATIONS    PORTATION     UTILITIES
                                             ESTATE FUND         FUND         FUND         FUND         FUND          FUND
                                                  PERIOD       PERIOD       PERIOD       PERIOD       PERIOD        PERIOD
                                                   ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                            DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                   2001*        2001*        2001*        2001*        2001*         2001*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--

         BEGINNING OF PERIOD                      $25.00       $25.00       $25.00       $25.00       $25.00        $25.00
                                                  ------       ------       ------       ------       ------        ------

         Net Investment Income (Loss)+              1.44         (.38)        (.39)        (.36)        (.20)          .33
         Net Realized and Unrealized Gains
                  (Losses) on Securities            (.42)        1.03        (6.00)       (2.08)        (.40)        (7.10)
                                                  ------       ------       ------       ------       ------        ------
         Net Increase (Decrease) in Net
           Asset Value

                  Resulting from Operations         1.02          .65        (6.39)       (2.44)        (.60)        (6.77)
         Distributions to Shareholders from:
                  Net Investment Income             (.25)          --           --           --           --            --
                  Net Realized Capital Gains          --           --           --           --           --            --
                                                  ------       ------       ------       ------       ------        ------

         Net Increase (Decrease) in Net
           Asset Value                               .77          .65        (6.39)       (2.44)        (.60)        (6.77)
                                                  ------       ------       ------       ------       ------        ------

NET ASSET VALUE--END OF PERIOD                    $25.77       $25.65       $18.61       $22.56       $24.40        $18.23
                                                  ======       ======       ======       ======       ======        ======

TOTAL INVESTMENT RETURN                             4.09%        2.60%      (25.56)%      (9.76)%      (2.40)%      (27.08)%
RATIOS TO AVERAGE NET ASSETS

         Gross Expenses**                           2.31%        2.24%        2.34%        2.25%        2.16%         2.08%
         Net Expenses**                             2.31%        2.24%        2.34%        2.25%        2.16%         2.08%
         Net Investment Income (Loss)**             5.75%      (1.65)%      (2.08)%      (1.61)%      (0.89)%         1.59%
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                   17%         740%         490%       1,316%         609%        1,040%
         Net Assets, End of Period (000's omitted)  $162       $1,994       $1,216         $407         $522          $908
---------------------------------------------------------------------------------------------------------------------------

+  CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-- TECHNOLOGY FUND, UTILITIES FUND; JUNE 11, 2001-- TRANSPORTATION FUND; JULY 23, 2001-- RETAILING FUND; JULY 27, 2001-- TELECOMMUNICATIONS FUND; OCTOBER 1, 2001-REAL ESTATE FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                 YEAR         YEAR         YEAR         YEAR        PERIOD
                                                                ENDED        ENDED        ENDED        ENDED         ENDED
                                                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                                 2001         2000         1999         1998         1997*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
         BEGINNING OF PERIOD                                    $1.00        $1.00        $1.00       $10.32        $10.00
                                                               ------       ------       ------       ------        ------
         Net Investment Income+                                   .03          .05          .04          .08           .31
         Net Realized and Unrealized Gains on Securities           --           --           --           --           .01
                                                               ------       ------       ------       ------        ------

         Net Increase in Net Asset

                  Value Resulting from Operations                 .03          .05          .04          .08           .32
         Distributions to Shareholders from:
                  Net Investment Income                          (.03)        (.05)        (.04)        (.01)           --
                  Adjustment due to Reorganization                 --           --           --        (9.39)           --

         Net Increase (Decrease) in Net Asset Value                --           --           --        (9.32)          .32
                                                               ------       ------       ------       ------        ------

NET ASSET VALUE--END OF PERIOD                                  $1.00        $1.00        $1.00        $1.00        $10.32
                                                               ======       ======       ======       ======        ======

TOTAL INVESTMENT RETURN                                          2.77%        5.20%        3.92%        2.22%          N/A
RATIOS TO AVERAGE NET ASSETS:

         Gross Expenses                                          1.19%        1.14%        1.39%        2.99%         6.82%**
         Net Expenses                                            1.19%        1.14%        1.39%        2.67%         2.20%**
         Net Investment Income                                   2.48%        4.99%        3.64%        2.61%         3.34%**
SUPPLEMENTARY DATA:

         Portfolio Turnover Rate***                                 0%           0%           0%           0%            0%
         Net Assets, End of Period
            (000's omitted)                                   $96,515      $39,492      $99,396      $40,971       $17,903
---------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+  CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

This page intentionally left blank.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL

PROFESSIONALS AND SOPHISTICATED INVESTORS



RYDEX FUNDS
THE INDEX ALTERNATIVE(R)

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXFUNDS.COM                                                        -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS
U.S. GOVERNMENT BOND
MEDIUS
MEKROS
LARGE-CAP EUROPE
LARGE-CAP JAPAN
TITAN 500
VELOCITY 100

STRATEGIC FUND
SECTOR ROTATION

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
REAL ESTATE
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

STRATEGIC FUND

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into four categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Medius Fund, Mekros Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Titan 500 Fund and Velocity 100 Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

STRATEGIC FUND - Sector Rotation Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any seperate account fees, is included in the seperate account prospectus.

TABLE OF CONTENTS

     RYDEX BENCHMARK FUNDS
5    COMMON RISK/RETURN INFORMATION
6    NOVA FUND
7    URSA FUND
8    OTC FUND
9    ARKTOS FUND
10   U.S. GOVERNMENT BOND FUND
11   MEDIUS FUND
12   MEKROS FUND
13   LARGE-CAP EUROPE FUND
14   LARGE-CAP JAPAN FUND
15   TITAN 500 FUND
16   VELOCITY 100 FUND

     RYDEX SECTOR FUNDS
17   COMMON RISK/RETURN INFORMATION
18   BANKING FUND
19   BASIC MATERIALS FUND
20   BIOTECHNOLOGY FUND
21   CONSUMER PRODUCTS FUND
22   ELECTRONICS FUND
23   ENERGY FUND
24   ENERGY SERVICES FUND
25   FINANCIAL SERVICES FUND
26   HEALTH CARE FUND
27   INTERNET FUND
28   LEISURE FUND
29   PRECIOUS METALS FUND
30   REAL ESTATE FUND
31   RETAILING FUND
32   TECHNOLOGY FUND
33   TELECOMMUNICATIONS FUND
34   TRANSPORTATION FUND
35   UTILITIES FUND

     RYDEX STRATEGIC FUND
36   SECTOR ROTATION FUND

     MONEY MARKET FUND
37   U.S. GOVERNMENT MONEY MARKET FUND

38   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

41   PURCHASING AND REDEEMING SHARES

42   DIVIDENDS, DISTRIBUTIONS, AND TAXES

42   MANAGEMENT OF THE FUNDS

44   FINANCIAL HIGHLIGHTS

55   BENCHMARK INFORMATION

BC   ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

ARKTOS FUND

U.S. GOVERNMENT BOND FUND

MEDIUS FUND

MEKROS FUND

LARGE-CAP EUROPE FUND

LARGE-CAP JAPAN FUND

TITAN 500 FUND

VELOCITY 100 FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

FUND PERFORMANCE INFORMATION

The Arktos, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500 and Velocity 100 Funds do not have a performance history for a full calendar year.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                     NOVA FUND         S&P 500 INDEX(2)
---------------------------------------------------------------------------------------
PAST ONE YEAR                                         -23.58%              -13.04%
SINCE INCEPTION (05/07/97)                              3.85%                7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998         -21.93
1999         -15.06
2000          16.05
2001          14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                    URSA FUND       S&P 500 INDEX(2)
------------------------------------------------------------------------------------
PAST ONE YEAR                                         14.99%             -13.04%
SINCE INCEPTION (06/10/97)(3)                         -5.76%               6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, -3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                OTC FUND         NASDAQ 100 INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR                                    -35.17%               -32.66%
SINCE INCEPTION (05/07/97)                        10.31%                12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

ARKTOS FUND
FUND INFORMATION

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S.Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          12.85
1999         -20.47
2000          20.20
2001           0.08

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                U.S. GOVERNMENT            LEHMAN LONG
                                                   BOND FUND           TREASURY BOND INDEX(2)
--------------------------------------------------------------------------------------------
PAST ONE YEAR                                        0.08%                   -1.61%
SINCE INCEPTION (08/18/97)(3)                        3.98%                    1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
    12, 1997, -3.30%.

MEDIUS FUND
FUND INFORMATION

FUND OBJECTIVE
The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400 Index(R). The investment objective of the Fund iS non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the S&P MidCap 400 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

MID-CAP RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium- capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MEKROS FUND
FUND INFORMATION

FUND OBJECTIVE
The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALL-CAP RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LARGE-CAP JAPAN FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

CURRENCY RISK - The value of securities denominated in Japanese Yen can change when the Japanese Yen strengthens or weakens relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in Japan. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

TITAN 500 FUND
FUND INFORMATION

FUND OBJECTIVE
The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index(R) (the "underlying index"). The investment objective of the Titan 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Titan 500 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Titan 500 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

VELOCITY 100 FUND
FUND INFORMATION

FUND OBJECTIVE
The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Velocity 100 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Velocity 100 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Velocity 100 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

RYDEX SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

REAL ESTATE FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK: - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds, with the exception of the Precious Metals Fund, do not have a performance history for a full calendar year.

BANKING FUND
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

SMALL ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

SMALL ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

SMALLER COMPANY RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1998         -17.24
1999          -3.58
2000         -20.63
2001          12.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.23% (QUARTER ENDED SEPTEMBER 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.68% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                  PRECIOUS METALS FUND     S&P 500 INDEX(2)
-------------------------------------------------------------------------------------------
PAST ONE YEAR                                            12.99%                 -13.04%
SINCE INCEPTION (05/29/97)                              -13.92%                   6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

REAL ESTATE FUND
FUND INFORMATION

FUND OBJECTIVE
The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that will affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SECTOR ROTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY
The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks the fifty-nine industries comprising the components of the S&P 1500 Index, based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in leveraged instruments such as futures contracts, options and swap transactions.

RISK CONSIDERATIONS
The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     2.94
1999     3.92
2000     5.21
2001     2.77

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.28% (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                    U.S. GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------
PAST ONE YEAR                                                     2.77%
SINCE INCEPTION (05/07/97)                                        3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
With the exception of the Medius Fund, Mekros Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                                    BENCHMARK
------------------------------------------------------------------------------------------------------------
NOVA FUND                               150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
URSA FUND                               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
OTC FUND                                100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
ARKTOS FUND                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
U.S. GOVERNMENT BOND FUND               120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
MEDIUS FUND                             S&P MIDCAP 400 INDEX(R)
MEKROS FUND                             RUSSELL 2000(R) INDEX
LARGE-CAP EUROPE FUND                   DOW JONES STOXX 50(R) INDEX
LARGE-CAP JAPAN FUND                    TOPIX 100 INDEX
TITAN 500 FUND                          200% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
VELOCITY 100 FUND                       200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

THE S&P MIDCAP 400 INDEX(R). The S&P MidCap 400 Index(R) is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation.

DOW JONES STOXX 50(R) INDEX. The Dow Jones Stoxx 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the Sector Rotation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova, U.S. Government Bond, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500 and Velocity 100 Funds -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa and Arktos Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

SECTOR ROTATION FUND. Each month, the Advisor ranks all industries (as defined by Global Industry Classification Standard ("GICS")) comprising the S&P 1500 according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, VELOCITY 100 AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC, Arktos and Velocity 100 Funds' benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.
- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) - Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country - Japan
- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

  FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

  OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

  The risks associated with the Funds' use of futures and options contracts include:

  - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

  - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

  - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT SECTOR ROTATION AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover.
In
addition, the Sector Rotation Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC, ARKTOS, MEDIUS, MEKROS, TITAN 500, VELOCITY 100, SECTOR ROTATION AND SECTOR FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA AND ARKTOS FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER ISSUER RISK (MEDIUS, MEKROS, BIOTECHNOLOGY, ELECTRONICS, INTERNET, AND SECTOR ROTATION FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and U.S. Government Bond Funds, which declares and pays dividends daily to the insurance company and the Real Estate Fund, which declares and pays dividends quarterly. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
NOVA                                                                   .75%

URSA                                                                   .90%

OTC                                                                    .75%

ARKTOS                                                                 .90%

U.S. GOVERNMENT BOND                                                   .50%

MEDIUS                                                                 .90%

MEKROS                                                                 .90%

LARGE-CAP EUROPE                                                       .90%

LARGE-CAP JAPAN                                                        .90%

TITAN 500                                                              .90%

VELOCITY 100                                                           .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                  .85%

PRECIOUS METALS                                                        .75%

SECTOR ROTATION*                                                       .90%

U.S. GOVERNMENT MONEY MARKET                                           .50%

* THE SECTOR ROTATION FUND HAS NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. FIGURE REPRESENTS CONTRACTUAL FEE AMOUNT FOR CURRENT FISCAL YEAR.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                             YEAR            YEAR            YEAR            YEAR        PERIOD
                                                            ENDED           ENDED           ENDED           ENDED         ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                             2001            2000            1999            1998         1997*
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                   $   13.88       $   18.57       $   15.88        $  12.21      $  10.00
                                                        ---------       ---------       ---------        --------      --------

  Net Investment Income                                       .30             .74             .49             .04           .07
  Net Realized and Unrealized Gains (Losses) on
    Securities                                              (3.81)          (4.16)           3.10            3.63          2.14
                                                        ---------       ---------       ---------        --------      --------

           Net Increase (Decrease) in Net Asset
             Value
   Resulting from Operations                                (3.51)          (3.42)           3.59            3.67          2.21
           Distributions to Shareholders from:
   Net Investment Income                                    (1.70)           (.15)           (.01)             --            --
   Net Realized Capital Gains                                  --           (1.12)           (.89)             --            --
                                                        ---------       ---------       ---------        --------      --------
  Net Increase (Decrease) in Net Asset Value                (5.21)          (4.69)           2.69            3.67          2.21
                                                        ---------       ---------       ---------        --------      --------
NET ASSET VALUE-END OF PERIOD                           $    8.67       $   13.88       $   18.57        $  15.88      $  12.21
                                                        =========       =========       =========        ========      ========

TOTAL INVESTMENT RETURN                                    (23.58)%        (20.30)%         23.28%          30.06%          N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                             1.45%           1.42%           1.55%           3.26%         9.09%**
  Net Expenses                                               1.45%           1.42%           1.55%           3.22%         2.80%**
  Net Investment Income                                      2.61%           4.45%           2.90%           0.27%         0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    0%              0%              0%              0%          178%
  Net Assets, End of Period (000's omitted)             $  60,941       $ 178,118       $  92,922        $ 29,258      $ 10,448
-------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                                    YEAR          YEAR         YEAR           YEAR       JUNE 10,         MAY 24,
                                                   ENDED         ENDED        ENDED          ENDED        1997 TO         1997 TO
                                            DECEMBER 31,  DECEMBER 31, DECEMBER 31,   DECEMBER 21,   DECEMBER 31,         JUNE 3,
                                                    2001          2000         1999           1998          1997+           1997+
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE-
  BEGINNING OF PERIOD                          $    6.09    $     5.35   $     6.30     $     8.07   $       9.36     $     9.57
                                               ---------    ----------   ----------     ----------   ------------     ----------
  Net Investment Income (Loss)                       .12           .22          .20            .06           (.01)            --
  Net Realized and Unrealized Gains
   (Losses) on Securities                            .88           .70        (1.15)         (1.83)         (1.28)           .01
                                               ---------    ----------   ----------     ----------   ------------     ----------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations                 1.00           .92         (.95)         (1.77)         (1.29)           .01
  Distributions to Shareholders from:
    Net Investment Income                           (.80)         (.18)          --             --             --             --
    Net Realized Capital Gains                        --            --           --             --             --             --
                                               ---------    ----------   ----------     ----------   ------------     ----------
  Net Increase (Decrease) in Net Asset
   Value                                             .20           .74         (.95)         (1.77)         (1.29)           .01
                                               ---------    ----------   ----------     ----------   ------------     ----------
NET ASSET VALUE--END OF PERIOD                 $    6.29    $     6.09   $     5.35     $     6.30   $       8.07     $     9.58
                                               =========    ==========   ==========     ==========   ============     ==========
TOTAL INVESTMENT RETURN                            14.99%        16.05%      (15.06)%       (21.93)%          N/A            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                    1.89%         1.59%        1.73%          3.76%          9.21%**       85.10%**
  Net Expenses                                      1.89%         1.59%        1.73%          3.59%          2.90%**        2.90%**
  Net Investment Income (Loss)                      1.85%         4.02%        3.34%          0.89%         (0.27)%**       2.76%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                           0%            0%           0%             0%             0%             0%
  Net Assets, End of Period (000's
    omitted)                                   $  18,997    $   31,829   $   32,310     $    5,509   $      2,879     $       --

                                             MAY 7,
                                            1997 TO
                                            MAY 21,
                                             1997+*
-------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE-
  BEGINNING OF PERIOD                     $   10.00
                                          ---------
  Net Investment Income (Loss)                 (.04)
  Net Realized and Unrealized Gains
   (Losses) on Securities                      (.33)
                                          ---------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations            (.37)
  Distributions to Shareholders from:
    Net Investment Income                        --
    Net Realized Capital Gains                   --
                                          ---------
  Net Increase (Decrease) in Net Asset
   Value                                       (.37)
                                          ---------
NET ASSET VALUE--END OF PERIOD            $    9.63
                                          =========
TOTAL INVESTMENT RETURN                         N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                              13.62%**
  Net Expenses                                 2.90%**
  Net Investment Income (Loss)               (10.05)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                      0%
  Net Assets, End of Period (000's
    omitted)                              $      --
-------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                           YEAR            YEAR            YEAR            YEAR          PERIOD
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                           2001            2000            1999            1998           1997*
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE-
  BEGINNING OF PERIOD                             $       22.83   $       38.52   $       19.57   $       10.65   $       10.00
                                                  --------------  -------------   -------------   -------------   -------------
  Net Investment Loss                                      (.23)           (.44)           (.33)           (.40)           (.09)
  Net Realized and Unrealized Gains
   (Losses) on Securities                                 (7.80)         (13.50)          19.88            9.32             .74
                                                  --------------  -------------   -------------   -------------   -------------
       Net Increase (Decrease) in Net Asset
    Value Resulting from Operations                       (8.03)         (13.94)          19.55            8.92             .65
       Distributions to Shareholders from:
    Net Realized Capital Gains                               --           (1.75)           (.60)             --              --
                                                  --------------  -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Asset Value              (8.03)         (15.69)          18.95            8.92             .65
                                                  --------------  -------------   -------------   -------------   -------------
NET ASSET VALUE-END OF PERIOD                     $       14.80   $       22.83   $       38.52   $       19.57   $       10.65
                                                  ==============  =============   =============   =============   =============
TOTAL INVESTMENT RETURN                                  (35.17)%        (38.19)%        101.32%          83.76%            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                           1.45%           1.46%           1.55%           2.96%           9.07%**
  Net Expenses                                             1.45%           1.46%           1.55%           2.96%           2.80%**
  Net Investment Income (Loss)                            (1.31)%         (1.23)%         (1.24)%         (2.67)%         (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                139%            324%            953%          1,077%            450%
  Net Assets, End of Period (000's omitted)       $     164,619   $     420,674   $     373,458   $      22,038   $       2,367
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                            ARKTOS       TITAN 500        VELOCITY          MEDIUS          MEKROS
                                                              FUND            FUND        100 FUND            FUND            FUND
                                                      ------------    ------------    ------------    ------------    ------------
                                                            PERIOD          PERIOD          PERIOD          PERIOD          PERIOD
                                                             ENDED           ENDED           ENDED           ENDED           ENDED
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2001*           2001*           2001*           2001*           2001*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
  BEGINNING OF PERIOD                                $       25.00   $       25.00   $       25.00   $       25.00   $       25.00
                                                     -------------   -------------   -------------   -------------   -------------
  Net Investment Income (Loss)+                                .03            (.25)           (.59)           (.20)           (.31)
  Net Realized and Unrealized Gains on Securities             4.45            5.12           14.56            6.88            7.56
                                                     -------------   -------------   -------------   -------------   -------------
  Net Increase in Net Asset Value
    Resulting from Operations                                 4.48            4.87           13.97            6.68            7.25
        Distributions to Shareholders from:
    Net Investment Income                                       --              --              --              --              --
    Net Realized Capital Gains                                  --              --              --            (.47)           (.34)
                                                     -------------   -------------   -------------   -------------   -------------
  Net Increase in Net Asset Value                             4.48            4.87           13.97            6.21            6.91
                                                     -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE-END OF PERIOD                        $       29.48   $       29.87   $       38.97   $       31.21   $       31.91
                                                     =============   =============   =============   =============   =============
TOTAL INVESTMENT RETURN                                      17.92%          19.48%          55.88%          26.67%          28.97%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                            2.23%           2.22%           2.34%           2.27%           2.26%
  Net Expenses**                                              2.23%           2.22%           2.34%           2.27%           2.26%
  Net Investment Loss**                                       0.10%          (1.11)%         (1.77)%         (0.87)%         (0.96)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    --              --              --           3,707%            848%
  Net Assets, End of Period (000's omitted)          $       5,955   $         311   $         477   $         754   $       8,524
----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001-ARKTOS FUND; OCTOBER 1, 2001-TITAN 500 FUND, VELOCITY 100 FUND, MEDIUS FUND, MEKROS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                                            YEAR            YEAR            YEAR            YEAR      AUGUST 18,
                                                           ENDED           ENDED           ENDED           ENDED         1997 TO
                                                     DECEMBER31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31
                                                            2001            2000            1999            1998           1997+
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE-
  BEGINNING OF PERIOD                              $       11.80   $       10.17   $       13.28   $       11.82   $       10.70
                                                   -------------   -------------   -------------   -------------   -------------
  Net Investment Income                                      .37             .38             .41             .24             .15
  Net Realized and Unrealized Gains
   (Losses) on Securities                                   (.36)           1.63           (3.09)           1.28             .97
                                                   -------------   -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                 .01            2.01           (2.68)           1.52            1.12
  Distributions to Shareholders from:
   Net Investment Income                                    (.37)           (.38)           (.43)           (.06)             --
                                                   -------------   -------------   -------------   -------------   -------------
  Net Increase (Decrease) in Net Asset Value                (.36)           1.63           (3.11)           1.46            1.12
                                                   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE-END OF PERIOD                      $       11.44   $       11.80   $       10.17   $       13.28   $       11.82
                                                   =============   =============   =============   =============   =============
TOTAL INVESTMENT RETURN                                     0.08%          20.16%         (20.45)%         12.86%            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            2.37%           1.89%           1.52%           2.71%           8.47%**
  Net Expenses                                              2.01%           1.89%           1.52%           2.71%           2.40%**
  Net Investment Income                                     3.22%           3.47%           3.55%           1.92%           3.49%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               1,247%          1,505%          1,611%          1,463%            761%
  Net Assets, End of Period (000's omitted)        $       4,521   $       5,011   $       1,136   $       4,973   $         892
----------------------------------------------------------------------------------------------------------------------------------

                                                           JULY 29,           JUNE 24,             MAY 29
                                                            1997 TO            1997 TO            1997 TO
                                                         AUGUST 12,           JULY 14,            JUNE 5,
                                                              1997+              1997+             1997+*
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE-
  BEGINNING OF PERIOD                                $        10.92     $        10.44     $        10.00
                                                     --------------     --------------     --------------
  Net Investment Income                                         .02                .10
  Net Realized and Unrealized Gains
   (Losses) on Securities                                      (.38)               .13                .15
                                                     --------------     --------------     --------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                   (.36)               .23                .15
  Distributions to Shareholders from:
   Net Investment Income                                         --                 --                 --
                                                     --------------     --------------     --------------
  Net Increase (Decrease) in Net Asset Value                   (.36)               .23                .15
                                                     --------------     --------------     --------------
NET ASSET VALUE-END OF PERIOD                        $        10.56     $        10.67     $        10.15
                                                     ==============     ==============     ==============
TOTAL INVESTMENT RETURN                                         N/A                N/A                N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                              49.63%**           12.68%**            5.43%**
  Net Expenses                                                 2.40%**            2.40%**            2.40%**
  Net Investment Income                                        3.80%**            7.94%**            1.86%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                      0%                 0%                 0%
  Net Assets, End of Period (000's omitted)          $           --     $           --     $           --
---------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                      LARGE-CAP        LARGE-CAP
                                                    EUROPE FUND       JAPAN FUND
                                                   ------------     ------------
                                                         PERIOD           PERIOD
                                                          ENDED            ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                          2001*            2001*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
  BEGINNING OF PERIOD                                $    25.00       $    25.00
                                                     ----------       ----------
  Net Investment Income (Loss)+                            (.16)            (.16)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                           3.17            (2.93)
                                                     ----------       ----------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                               3.01            (3.09)
  Distributions to Shareholders from:
   Net Investment Income                                     --               --
   Net Realized Capital Gains                                --               --
                                                     ----------       ----------
  Net Increase (Decrease) in Net Asset Value               3.01            (3.09)
                                                     ----------       ----------
NET ASSET VALUE-END OF PERIOD                        $    28.01       $    21.91
                                                     ==========       ==========
TOTAL INVESTMENT RETURN                                   12.04%          (12.36)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                         2.17%            2.23%
  Net Expenses**                                           2.17%            2.23%
  Net Investment Loss**                                   (0.55)%         (0.62)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 --               --
  Net Assets, End of Period (000's omitted)          $    1,322       $      643
------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                  BASIC          BIO-       CONSUMER
                                                   BANKING    MATERIALS    TECHNOLOGY       PRODUCTS   ELECTRONICS         ENERGY
                                                      FUND         FUND          FUND           FUND          FUND           FUND
                                              ------------ ------------  ------------  ------------  ------------   ------------
                                                    PERIOD       PERIOD        PERIOD         PERIOD        PERIOD         PERIOD
                                                     ENDED        ENDED         ENDED          ENDED         ENDED          ENDED
                                              DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     2001*        2001*         2001*          2001*         2001*          2001*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
  BEGINNING OF PERIOD                           $    25.00   $    25.00    $    25.00     $    25.00    $    25.00     $    25.00
                                                ----------   ----------    ----------     ----------    ----------     ----------
  Net Investment Income (Loss)+                        .45          .22          (.55)           .05          (.43)          (.11)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                      (.24)       (1.01)          .22            .27         (3.93)         (3.79)
                                                ----------   ----------    ----------     ----------    ----------     ----------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                           .21         (.79)         (.33)           .32         (4.36)         (3.90)
  Distributions to Shareholders from:
   Net Investment Income                                --           --            --             --            --             --
   Net Realized Capital Gains                           --           --            --             --            --             --
                                                ----------   ----------    ----------     ----------    ----------     ----------
  Net Increase (Decrease) in Net Asset Value           .21         (.79)         (.33)           .32         (4.36)         (3.90)
                                                ----------   ----------    ----------     ----------    ----------     ----------
NET ASSET VALUE-END OF PERIOD                   $    25.21   $    24.21    $    24.67     $    25.32    $    20.64     $    21.10
                                                ==========   ==========    ==========     ==========    ==========     ==========
TOTAL INVESTMENT RETURN                               0.84%       (3.16)%       (1.32)%         1.28%       (17.44)%       (15.60)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                    1.99%        1.95%         2.27%          2.07%         2.36%          2.05%
  Net Expenses**                                      1.99%        1.95%         2.27%          2.07%         2.36%          2.05%
  Net Investment Gain (Loss)**                        1.80%        0.85%        (2.24)%         0.19%        (2.13)%        (0.50)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                           605%         929%          720%           285%          466%           478%
  Net Assets, End of Period (000's omitted)     $      630   $      929    $    1,959     $    1,305    $    1,423     $    2,177
----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-BANKING FUND, BASIC MATERIALS FUND, BIOTECHNOLOGY FUND; MAY 29, 2001-CONSUMER PRODUCTS FUND, ENERGY FUND; AUGUST 3, 2001-ELECTRONICS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                            ENERGY       FINANCIAL
                                                          SERVICES        SERVICES     HEALTH CARE        INTERNET         LEISURE
                                                              FUND            FUND            FUND            FUND            FUND
                                                      ------------    ------------    ------------    ------------    ------------
                                                            PERIOD          PERIOD          PERIOD          PERIOD          PERIOD
                                                             ENDED           ENDED           ENDED           ENDED           ENDED
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2001*           2001*           2001*           2001*           2001*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
  BEGINNING OF PERIOD                                $       25.00   $       25.00   $       25.00   $       25.00   $       25.00
                                                     -------------   -------------   -------------   -------------   -------------
  Net Investment Loss+                                        (.24)           (.02)           (.30)           (.37)           (.30)
  Net Realized and Unrealized Losses
   on Securities                                             (7.02)          (1.08)           (.88)          (8.87)          (6.61)
                                                     -------------   -------------   -------------   -------------   -------------
  Net Decrease in Net Asset Value
   Resulting from Operations                                 (7.26)          (1.10)          (1.18)          (9.24)          (6.91)

  Distributions to Shareholders from:
   Net Investment Income                                        --              --              --              --              --
   Net Realized Capital Gains                                   --              --              --              --              --
                                                     -------------   -------------   -------------   -------------   -------------
  Net Decrease in Net Asset Value                            (7.26)          (1.10)          (1.18)          (9.24)          (6.91)
                                                     -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE-END OF PERIOD                        $       17.74   $       23.90   $       23.82   $       15.76   $       18.09
                                                     =============   =============   =============   =============   =============
TOTAL INVESTMENT RETURN                                     (29.04)%         (4.40)%         (4.72)%        (36.96)%        (27.64)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                            2.06%           2.19%           2.23%           2.33%           1.98%
  Net Expenses**                                              2.06%           2.19%           2.23%           2.33%           1.98%
  Net Investment Loss**                                      (1.26)%         (0.11)%         (1.33)%         (2.29)%         (1.49)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 3,182%            315%            757%          2,341%            269%
  Net Assets, End of Period (000's omitted)          $       1,551   $       2,607   $         951   $         891   $         804
----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-ENERGY SERVICES FUND; MAY 22, 2001-LEISURE FUND; MAY 24, 2001-INTERNET FUND; JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

                                                            YEAR            YEAR            YEAR            YEAR          PERIOD
                                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                            2001            2000            1999            1998           1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE-
  BEGINNING OF PERIOD                              $        4.31   $        5.43   $        5.81   $        7.02   $       10.00
                                                   -------------   -------------   -------------   -------------   -------------
  Net Investment Loss                                       (.04)           (.07)           (.07)           (.16)           (.11)
  Net Realized and Unrealized Losses on
   Securities                                                .60           (1.05)           (.14)          (1.05)          (2.87)
                                                   -------------   -------------   -------------   -------------   -------------
             Net Decrease in Net Asset
   Value Resulting from Operations                           .56           (1.12)           (.21)          (1.21)          (2.98)
             Distributions to Shareholders from:
   Net Investment Income                                      --              --              --              --              --
   Net Realized Capital Gains                                 --              --            (.17)             --              --
                                                   -------------   -------------   -------------   -------------   -------------
  Net Decrease in Net Asset Value                            .56           (1.12)           (.38)          (1.21)          (2.98)
                                                   -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE-END OF PERIOD                      $        4.87   $        4.31   $        5.43   $        5.81   $        7.02
                                                   =============   =============   =============   =============   =============
TOTAL INVESTMENT RETURN                                    12.99%         (20.63)%         (3.58)%        (17.24)%           N/A
RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                            2.18%           2.04%           2.17%           3.39%           9.76%**
  Net Expenses                                              2.18%           2.04%           2.17%           3.23%           2.80%**
  Net Investment Income (Loss)                             (0.79)%         (1.45)%         (1.39)%         (2.31)%         (2.19)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 957%            965%          1,239%          1,739%            914%
  Net Assets, End of Period (000's omitted)        $         875   $       3,400   $       6,992   $       2,695   $         518
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                          TELECOMMUNI-        TRANS-
                                                      REAL      RETAILING    TECHNOLOGY        CATIONS     PORTATION    UTILITIES
                                               ESTATE FUND           FUND          FUND           FUND          FUND         FUND
                                               -----------   ------------  ------------   ------------  ------------ ------------
                                                    PERIOD         PERIOD        PERIOD         PERIOD        PERIOD       PERIOD
                                                     ENDED          ENDED         ENDED          ENDED         ENDED        ENDED
                                              DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                     2001*          2001*         2001*          2001*         2001*        2001*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
  BEGINNING OF PERIOD                           $    25.00     $    25.00    $    25.00     $    25.00    $    25.00   $    25.00
                                                ----------     ----------    ----------     ----------    ----------   ----------
  Net Investment Income (Loss)+                       1.44           (.38)         (.39)          (.36)         (.20)         .33
  Net Realized and Unrealized Gains (Losses)
   on Securities                                      (.42)          1.03         (6.00)         (2.08)         (.40)       (7.10)
                                                ----------     ----------    ----------     ----------    ----------   ----------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                          1.02            .65         (6.39)         (2.44)         (.60)       (6.77)
  Distributions to Shareholders from:
   Net Investment Income                              (.25)            --            --             --            --           --
   Net Realized Capital Gains                           --             --            --             --            --           --
                                                ----------     ----------    ----------     ----------    ----------   ----------
  Net Increase (Decrease) in Net Asset Value           .77            .65         (6.39)         (2.44)         (.60)       (6.77)
                                                ----------     ----------    ----------     ----------    ----------   ----------
NET ASSET VALUE-END OF PERIOD                   $    25.77     $    25.65    $    18.61     $    22.56    $    24.40   $    18.23
                                                ==========     ==========    ==========     ==========    ==========   ==========
TOTAL INVESTMENT RETURN                               4.09%          2.60%       (25.56)%        (9.76)%       (2.40)%     (27.08)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses**                                    2.31%          2.24%         2.34%          2.25%         2.16%        2.08%
  Net Expenses**                                      2.31%          2.24%         2.34%          2.25%         2.16%        2.08%
  Net Investment Income (Loss)**                      5.75%         (1.65)%       (2.08)%        (1.61)%       (0.89)%       1.59%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            17%           740%          490%         1,316%          609%       1,040%
  Net Assets, End of Period (000's omitted)     $      162     $    1,994    $    1,216     $      407    $      522   $      908
-----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND, UTILITIES FUND; JUNE 11, 2001-TRANSPORTATION FUND; JULY 23, 2001-RETAILING FUND;
  JULY 27, 2001-TELECOMMUNICATIONS FUND; OCTOBER 1, 2001-REAL ESTATE FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                              YEAR            YEAR            YEAR            YEAR         PERIOD
                                                             ENDED           ENDED           ENDED           ENDED          ENDED
                                                      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                              2001            2000            1999            1998          1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE-
  BEGINNING OF PERIOD                                $        1.00   $        1.00   $        1.00   $       10.32     $    10.00
                                                     -------------   -------------   -------------   -------------     ----------
  Net Investment Income                                        .03             .05             .04             .08            .31
  Net Realized and Unrealized Gains on Securities               --              --              --              --            .01
                                                     -------------   -------------   -------------   -------------     ----------
             Net Increase in Net Asset
   Value Resulting from Operations                             .03             .05             .04             .08            .32
             Distributions to Shareholders from:
   Net Investment Income                                      (.03)           (.05)           (.04)           (.01)            --
   Adjustment due to Reorganization                            .00             .00             .00           (9.39)            --
                                                     -------------   -------------   -------------   -------------     ----------
  Net Increase (Decrease) in Net Asset Value                    --              --              --           (9.32)           .32
                                                     -------------   -------------   -------------   -------------     ----------
NET ASSET VALUE-END OF PERIOD                        $        1.00   $        1.00   $        1.00   $        1.00     $    10.32
                                                     =============   =============   =============   =============     ==========
TOTAL INVESTMENT RETURN                                       2.77%           5.20%           3.92%           2.22%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                              1.19%           1.14%           1.39%           2.99%          6.82%**
  Net Expenses                                                1.19%           1.14%           1.39%           2.67%          2.20%**
  Net Investment Income                                       2.48%           4.99%           3.64%           2.61%          3.34%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                     0%              0%              0%              0%             0%
  Net Assets, End of Period (000's omitted)          $      96,515   $      39,492   $      99,396   $      40,971     $   17,903
----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                        -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below:

BENCHMARK FUNDS - Nova Fund, Ursa Fund and OTC Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

    TABLE OF CONTENTS

    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
7   URSA FUND
8   OTC FUND

9   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

11  PURCHASING AND REDEEMING SHARES

11  DIVIDENDS, DISTRIBUTIONS, AND TAXES

12  MANAGEMENT OF THE FUNDS

13  FINANCIAL HIGHLIGHTS

16  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                         NOVA FUND           S&P 500 INDEX(2)
----------------------------------------------------------------------------
PAST ONE YEAR                             -23.58%               -13.04%
SINCE INCEPTION (05/07/97)                  3.85%                 7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998    -21.93
1999    -15.06
2000     16.05
2001     14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                          URSA FUND          S&P 500 INDEX(2)
-----------------------------------------------------------------------------
PAST ONE YEAR                              14.99%                -13.04%
SINCE INCEPTION (06/10/97)(3)              -5.76%                  6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     83.76
1999    101.32
2000    -38.19
2001    -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                           OTC FUND         NASDAQ 100 INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR                               -35.17%                -32.66%
SINCE INCEPTION (05/07/97)                   10.31%                 12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                    BENCHMARK
-----------             -----------------------------------------------------------------
NOVA FUND               150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)

URSA FUND               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX(R)

OTC FUND                100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Nova Fund is invested to achieve returns that exceed the returns of the index underlying its benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC FUND) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK: (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
NOVA                                                                      .75%

URSA                                                                      .90%

OTC                                                                       .75%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                   YEAR           YEAR          YEAR          YEAR         PERIOD
                                                                  ENDED          ENDED         ENDED         ENDED          ENDED
                                                           DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                                   2001           2000          1999          1998          1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                        $    13.88     $    18.57    $    15.88    $    12.21     $    10.00
                                                             ----------     ----------    ----------    ----------     ----------
  Net Investment Income                                             .30            .74           .49           .04            .07
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                     (3.81)         (4.16)         3.10          3.63           2.14
                                                             ----------     ----------    ----------    ----------     ----------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                      (3.51)         (3.42)         3.59          3.67           2.21
  Distributions to Shareholders from:
   Net Investment Income                                          (1.70)          (.15)         (.01)           --             --
   Net Realized Capital Gains                                        --          (1.12)         (.89)           --             --
                                                             ----------     ----------    ----------    ----------     ----------
  Net Increase (Decrease) in Net Asset Value                      (5.21)         (4.69)         2.69          3.67           2.21
                                                             ----------     ----------    ----------    ----------     ----------
NET ASSET VALUE--END OF PERIOD                               $     8.67     $    13.88    $    18.57    $    15.88     $    12.21
                                                             ==========     ==========    ==========    ==========     ==========
TOTAL INVESTMENT RETURN                                          (23.58)%       (20.30)%       23.28%        30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                   1.45%          1.42%         1.55%         3.26%          9.09%**
  Net Expenses                                                     1.45%          1.42%         1.55%         3.22%          2.80%**
  Net Investment Income                                            2.61%          4.45%         2.90%         0.27%          0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                          0%             0%            0%            0%           178%
  Net Assets, End of Period (000's omitted)                  $   60,941     $  178,118    $   92,922    $   29,258     $   10,448
----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

                                       14
URSA FUND

FINANCIAL HIGHLIGHTS

                                                  YEAR             YEAR           YEAR              YEAR       JUNE 10,
                                                 ENDED            ENDED          ENDED             ENDED        1997 TO
                                           DECEMBER31,     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                  2001             2000           1999              1998           1997+
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                     $       6.09     $       5.35     $     6.30         $    8.07      $    9.36
                                          ------------     ------------     ----------         ---------      ---------
  Net Investment Income (Loss)                     .12              .22            .20               .06           (.01)
  Net Realized and Unrealized Gains
    (Losses) on Securities                         .88              .70          (1.15)            (1.83)         (1.28)
                                          ------------     ------------     ----------         ---------      ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                1.00              .92           (.95)            (1.77)         (1.29)
  Distributions to Shareholders from:
   Net Investment Income                          (.80)            (.18)            --                --             --
   Net Realized Capital Gains                       --               --             --                --             --
                                          ------------     ------------     ----------         ---------      ---------
  Net Increase (Decrease) in Net Asset
    Value                                          .20              .74           (.95)            (1.77)         (1.29)
                                          ------------     ------------     ----------         ---------      ---------
NET ASSET VALUE--END OF PERIOD            $       6.29     $       6.09     $     5.35         $    6.30      $    8.07
                                          ============     ============     ==========         =========      =========
TOTAL INVESTMENT RETURN                          14.99%           16.05%        (15.06)%          (21.93)%          N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                  1.89%            1.59%          1.73%             3.76%          9.21%**
  Net Expenses                                    1.89%            1.59%          1.73%             3.59%          2.90%**
  Net Investment Income (Loss)                    1.85%            4.02%          3.34%             0.89%         (0.27)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                         0%               0%             0%                0%             0%
  Net Assets, End of Period
    (000's omitted)                       $     18,997     $     31,829     $   32,310         $   5,509      $   2,879
-----------------------------------------------------------------------------------------------------------------------------
                                               MAY 24,           MAY 7,
                                               1997 TO          1997 TO
                                               JUNE 3,          MAY 21,
                                                 1997+            1997+*
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                          $  9.57          $ 10.00
                                               -------          -------
  Net Investment Income (Loss)                      --             (.04)
  Net Realized and Unrealized Gains
    (Losses) on Securities                         .01             (.33)
                                               -------          -------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                 .01             (.37)
  Distributions to Shareholders from:
   Net Investment Income                            --               --
   Net Realized Capital Gains                       --               --
                                               -------          -------
  Net Increase (Decrease) in Net Asset
    Value                                          .01             (.37)
                                               -------          -------
NET ASSET VALUE--END OF PERIOD                 $  9.58          $  9.63
                                               =======          =======
TOTAL INVESTMENT RETURN                            N/A              N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                 85.10%**         13.62%**
  Net Expenses                                    2.90%**          2.90%**
  Net Investment Income (Loss)                    2.76%**        (10.05)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                         0%               0%
  Net Assets, End of Period
    (000's omitted)                            $    --          $    --
---------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                  YEAR             YEAR           YEAR              YEAR         PERIOD
                                                 ENDED            ENDED          ENDED             ENDED          ENDED
                                           DECEMBER31,     DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                  2001             2000           1999              1998          1997+
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                     $      22.83     $      38.52     $    19.57         $   10.65      $   10.00
                                          ------------     ------------     ----------         ---------      ---------
  Net Investment Loss                             (.23)            (.44)          (.33)             (.40)          (.09)
  Net Realized and Unrealized Gains
    (Losses) on Securities                       (7.80)          (13.50)         19.88              9.32            .74
                                          ------------     ------------     ----------         ---------      ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations               (8.03)          (13.94)         19.55              8.92            .65
  Distributions to Shareholders from:
   Net Realized Capital Gains                       --            (1.75)          (.60)               --             --
                                          ------------     ------------     ----------         ---------      ---------
  Net Increase (Decrease) in Net Asset
    Value                                        (8.03)          (15.69)         18.95              8.92            .65
                                          ------------     ------------     ----------         ---------      ---------
NET ASSET VALUE--END OF PERIOD            $      14.80     $      22.83     $    38.52         $   19.57      $   10.65
                                          ============     ============     ==========         =========      =========
TOTAL INVESTMENT RETURN                         (35.17)%         (38.19)%       101.32%            83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                  1.45%            1.46%          1.55%             2.96%          9.07%**
  Net Expenses                                    1.45%            1.46%          1.55%             2.96%          2.80%**
  Net Investment Income (Loss)                  (1.31)%           (1.23)%        (1.24)%           (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                       139%             324%           953%            1,077%           450%
  Net Assets, End of Period
    (000's omitted)                       $    164,619     $    420,674     $  373,458         $  22,038      $   2,367
---------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP. AND NASDAQ (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

-  THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

-  THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

-  RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

OTC FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Fund listed below:

OTC Fund

Shares of the Fund are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

     TABLE OF CONTENTS

     RYDEX BENCHMARK FUND
5    OTC FUND

6    MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

7    PURCHASING AND REDEEMING SHARES

8    DIVIDENDS, DISTRIBUTIONS, AND TAXES

8    MANAGEMENT OF THE FUND

10   FINANCIAL HIGHLIGHTS

11   BENCHMARK INFORMATION

BC   ADDITIONAL INFORMATION

This page intentionally left blank.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
The OTC Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or exceed that of the Fund's benchmark, either on a daily or aggregate basis. Tracking error may cause the Fund's performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998            83.76
1999           101.32
2000           -38.19
2001           -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                       OTC FUND         NASDAQ 100 INDEX(2)
---------------------------------------------------------------------------
PAST ONE YEAR                           -35.17%             -32.66%
SINCE INCEPTION (05/07/97)               10.31%              12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE FUND'S INVESTMENT OBJECTIVES
The Fund's objective is to provide investment results that match 100% of the performance of the NASDAQ 100 Index(R) on a daily basis.

A BRIEF GUIDE TO THE BENCHMARK.
THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUND. The Advisor's primary objective for the Fund is to correlate with the performance of the index underlying the Fund's benchmark.

RISKS OF INVESTING IN THE FUND
As indicated below, the Fund is subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK - The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK - The OTC Fund will not invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK - Tracking error risk refers to the risk that the Fund's returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK - The Fund typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK - The Fund will invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.
   The risks associated with the Fund's use of futures and options contracts include:
   - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

   - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of the Fund, which will cause the Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to excute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and Corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of the Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of the Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to the Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of the Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For the Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where the Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Fund's Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by the Fund. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for the Fund, as set forth below:

FUND                                             ADVISORY FEE
-------------------------------------------------------------
OTC                                                  .75%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

OTC FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                    YEAR            YEAR            YEAR           YEAR          PERIOD
                                                   ENDED           ENDED           ENDED          ENDED           ENDED
                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                    2001            2000            1999           1998           1997*
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                       $      22.83    $      38.52    $      19.57   $      10.65    $      10.00
                                            ------------    ------------    ------------   ------------    ------------
  Net Investment Loss                               (.23)           (.44)           (.33)          (.40)           (.09)
  Net Realized and Unrealized Gains
    (Losses) on Securities                         (7.80)         (13.50)          19.88           9.32             .74
                                            ------------    ------------    ------------   ------------    ------------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations                (8.03)         (13.94)          19.55           8.92             .65
  Distributions to Shareholders from:
    Net Realized Capital Gains                        --           (1.75)           (.60)            --              --
                                            ------------    ------------    ------------   ------------    ------------
  Net Increase (Decrease) in Net Asset
    Value                                          (8.03)         (15.69)          18.95           8.92             .65
                                            ------------    ------------    ------------   ------------    ------------
NET ASSET VALUE--END OF PERIOD              $      14.80    $      22.83    $      38.52   $      19.57    $      10.65
                                            ============    ============    ============   ============    ============
TOTAL INVESTMENT RETURN                           (35.17)%        (38.19)%        101.32%         83.76%            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                    1.45%           1.46%           1.55%          2.96%           9.07%**
  Net Expenses                                      1.45%           1.46%           1.55%          2.96%           2.80%**
  Net Investment Income (Loss)                     (1.31)%         (1.23)%         (1.24)%        (2.67)%         (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                         139%            324%            953%         1,077%            450%
  Net Assets, End of Period
    (000's omitted)                         $    164,619    $    420,674    $    373,458   $     22,038    $      2,367
-----------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

NASDAQ, (THE "INDEX PUBLISHER") DOES NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHER DOES NOT:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

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                                       BC

Additional information about the Fund is included in the SAI dated May 1, 2002, which contains more detailed information about the Fund. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the annual and semi-annual reports. Also, in the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

BENCHMARK FUNDS
NOVA
OTC

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below:

BENCHMARK FUNDS - Nova Fund and OTC Fund.

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

TABLE OF CONTENTS

    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
7   OTC FUND

8   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

9   PURCHASING AND REDEEMING SHARES

11  DIVIDENDS, DISTRIBUTIONS, AND TAXES

11  MANAGEMENT OF THE FUNDS

13  FINANCIAL HIGHLIGHTS

15  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

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

RYDEX BENCHMARK FUNDS

NOVA FUND

OTC FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998            30.06
1999            23.28
2000           -20.30
2001           -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 19 AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                       NOVAFUND           S&P 500 INDEX(2)
----------------------------------------------------------------------------
PAST ONE YEAR                          -23.58%                -13.04%
SINCE INCEPTION (05/07/97)               3.85%                  7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998            83.76
1999           101.32
2000           -38.19
2001           -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                            OTC FUND         NASDAQ 100 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                -35.17%               -32.66%
SINCE INCEPTION (05/07/97)                    10.31%                12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

MORE INFORMATION ABOUT FUND

INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND          BENCHMARK
----------    ------------------------------------------------------------------
NOVA FUND     150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
OTC FUND      100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Nova Fund is invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC FUND) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS) - Tracking error risk refers to the risk that the Fund's returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - The Trust anticipates that investors that are part of a tactical asset- allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SWAP COUNTERPARTY CREDIT RISK: (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
NOVA                                                                    .75%

OTC                                                                     .75%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                 YEAR           YEAR           YEAR           YEAR         PERIOD
                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 2001           2000           1999           1998          1997*
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD     $      13.88   $      18.57   $      15.88   $      12.21   $      10.00
                                         ------------   ------------   ------------   ------------   ------------
  Net Investment Income                           .30            .74            .49            .04            .07
  Net Realized and Unrealized Gains
    (Losses) on Securities                      (3.81)         (4.16)          3.10           3.63           2.14
                                         ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations             (3.51)         (3.42)          3.59           3.67           2.21
  Distributions to Shareholders from:
    Net Investment Income                       (1.70)          (.15)          (.01)            --             --
    Net Realized Capital Gains                     --          (1.12)          (.89)            --             --
                                         ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
    Value                                       (5.21)         (4.69)          2.69           3.67           2.21
                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD           $       8.67   $      13.88   $      18.57   $      15.88   $      12.21
                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                        (23.58)%       (20.30)%        23.28%         30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                 1.45%          1.42%          1.55%          3.26%          9.09%**
  Net Expenses                                   1.45%          1.42%          1.55%          3.22%          2.80%**
  Net Investment Income                          2.61%          4.45%          2.90%          0.27%          0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                        0%             0%             0%             0%           178%
  Net Assets, End of Period
    (000's omitted)                      $     60,941   $    178,118   $     92,922   $     29,258   $     10,448
---------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                 YEAR           YEAR           YEAR           YEAR         PERIOD
                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 2001           2000           1999           1998          1997*
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD     $      22.83   $      38.52   $      19.57   $      10.65   $      10.00
                                         ------------   ------------   ------------   ------------   ------------
  Net Investment Loss                            (.23)          (.44)          (.33)          (.40)          (.09)
  Net Realized and Unrealized Gains
    (Losses) on Securities                      (7.80)        (13.50)         19.88           9.32            .74
                                         ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations             (8.03)        (13.94)         19.55           8.92            .65
  Distributions to Shareholders from:
    Net Realized Capital Gains                     --          (1.75)          (.60)            --             --
                                         ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net
    Asset Value                                 (8.03)        (15.69)         18.95           8.92            .65
                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD           $      14.80   $      22.83   $      38.52   $      19.57   $      10.65
                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                        (35.17)%       (38.19)%       101.32%         83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                 1.45%          1.46%          1.55%          2.96%          9.07%**
  Net Expenses                                   1.45%          1.46%          1.55%          2.96%          2.80%**
  Net Investment Income (Loss)                  (1.31)%        (1.23)%        (1.24)%        (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                      139%           324%           953%         1,077%           450%
  Net Assets, End of Period
    (000's omitted)                      $    164,619   $    420,674   $    373,458   $     22,038   $      2,367
--------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP. AND NASDAQ (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

-   THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

-   THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

-   RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into two categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, and Arktos Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

    TABLE OF CONTENTS

    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
7   URSA FUND
8   OTC FUND
9   ARKTOS FUND

    MONEY MARKET FUND
10  U.S. GOVERNMENT MONEY MARKET FUND

11  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

13  PURCHASING AND REDEEMING SHARES

14  DIVIDENDS, DISTRIBUTIONS, AND TAXES

14  MANAGEMENT OF THE FUNDS

16  FINANCIAL HIGHLIGHTS

21  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

ARKTOS FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                             NOVA FUND          S&P 500 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                 -23.58%                -13.04%
SINCE INCEPTION (05/07/97)                      3.85%                  7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998    -21.93
1999    -15.06
2000     16.05
2001     14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                          URSA FUND             S&P 500 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                               14.99%                  -13.04%
SINCE INCEPTION (06/10/97)(3)               -5.76%                    6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, -3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998      83.76
1999     101.32
2000     -38.19
2001     -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                            OTC FUND          NASDAQ 100 INDEX(2)
---------------------------------------------------------------------------------
PAST ONE YEAR                               -35.17%                 -32.66%
SINCE INCEPTION (05/07/97)                   10.31%                  12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

ARKTOS FUND
FUND INFORMATION

FUND PERFORMANCE INFORMATION

The Arktos Fund does not have a performance history for a full calendar year.

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998      2.94
1999      3.92
2000      5.21
2001      2.77

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.28% (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                             U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------
PAST ONE YEAR                                               2.77%
SINCE INCEPTION (05/07/97)                                  3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                                   BENCHMARK
------------------------------------------------------------------------------------------------------
NOVA FUND                              150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
URSA FUND                              INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
OTC FUND                               100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
ARKTOS FUND                            INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Nova Fund is invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa and Arktos Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC AND ARKTOS FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC and Arktos Funds' benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA AND ARKTOS FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET
FUND) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                   ADVISORY FEE
-------------------------------------------------------------------
NOVA                                                       .75%

URSA                                                       .90%

OTC                                                        .75%

ARKTOS                                                     .90%

U.S. GOVERNMENT MONEY MARKET                               .50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                       YEAR           YEAR           YEAR           YEAR         PERIOD
                                                      ENDED          ENDED          ENDED          ENDED          ENDED
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000           1999           1998          1997*
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                              $  13.88      $   18.57      $   15.88      $   12.21      $   10.00
                                                   --------      ---------      ---------      ---------      ---------
  Net Investment Income                                 .30            .74            .49            .04            .07
  Net Realized and Unrealized Gains (Losses)
   on Securities                                      (3.81)         (4.16)          3.10           3.63           2.14
                                                   --------      ---------      ---------      ---------      ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                          (3.51)         (3.42)          3.59           3.67           2.21
  Distributions to Shareholders from:
   Net Investment Income                              (1.70)          (.15)          (.01)            --             --
   Net Realized Capital Gains                            --          (1.12)          (.89)            --             --
                                                   --------      ---------      ---------      ---------      ---------
  Net Increase (Decrease) in Net Asset Value          (5.21)         (4.69)          2.69           3.67           2.21
                                                   --------      ---------      ---------      ---------      ---------
NET ASSET VALUE--END OF PERIOD                     $   8.67      $   13.88      $   18.57      $   15.88      $   12.21
                                                   ========      =========      =========      =========      =========
TOTAL INVESTMENT RETURN                              (23.58)%       (20.30)%        23.28%         30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                       1.45%          1.42%          1.55%          3.26%          9.09%**
  Net Expenses                                         1.45%          1.42%          1.55%          3.22%          2.80%**
  Net Investment Income                                2.61%          4.45%          2.90%          0.27%          0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              0%             0%             0%             0%           178%
  Net Assets, End of Period (000's omitted)        $ 60,941      $ 178,118      $  92,922      $  29,258      $  10,448
-----------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                                       YEAR           YEAR           YEAR           YEAR
                                                      ENDED          ENDED          ENDED          ENDED
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000           1999           1998
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                              $   6.09       $   5.35       $   6.30       $   8.07
                                                   --------       --------       --------       --------
  Net Investment Income (Loss)                          .12            .22            .20            .06
  Net Realized and Unrealized Gains (Losses)
   on Securities                                        .88            .70          (1.15)         (1.83)
                                                   --------       --------       --------       --------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                     1.00            .92           (.95)         (1.77)
  Distributions to Shareholders from:
   Net Investment Income                               (.80)          (.18)            --             --
   Net Realized Capital Gains                            --             --             --             --
                                                   --------       --------       --------       --------
  Net Increase (Decrease) in Net Asset Value            .20            .74           (.95)         (1.77)
                                                   --------       --------       --------       --------
NET ASSET VALUE--END OF PERIOD                     $   6.29       $   6.09       $   5.35       $   6.30
                                                   ========       ========       ========       ========
TOTAL INVESTMENT RETURN                               14.99%         16.05%        (15.06)%       (21.93)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                       1.89%          1.59%          1.73%          3.76%
  Net Expenses                                         1.89%          1.59%          1.73%          3.59%
  Net Investment Income (Loss)                         1.85%          4.02%          3.34%          0.89%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              0%             0%             0%             0%
  Net Assets, End of Period (000's omitted)        $ 18,997       $ 31,829       $ 32,310       $  5,509
--------------------------------------------------------------------------------------------------------

                                                   JUNE 10,        MAY 24,         MAY 7,
                                                    1997 TO        1997 TO        1997 TO
                                               DECEMBER 31,        JUNE 3,        MAY 21,
                                                      1997+          1997+         1997+*
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                              $   9.36        $  9.57        $ 10.00
                                                   --------         ------        -------
  Net Investment Income (Loss)                         (.01)            --           (.04)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                      (1.28)           .01           (.33)
                                                   --------         ------        -------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                    (1.29)           .01           (.37)
  Distributions to Shareholders from:
   Net Investment Income                                 --             --             --
   Net Realized Capital Gains                            --             --             --
                                                   --------         ------        -------
  Net Increase (Decrease) in Net Asset Value          (1.29)           .01           (.37)
                                                   --------         ------        -------
NET ASSET VALUE--END OF PERIOD                     $   8.07        $  9.58        $  9.63
                                                   ========         ======        =======
TOTAL INVESTMENT RETURN                                 N/A            N/A            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                       9.21%**       85.10%**       13.62%**
  Net Expenses                                         2.90%**        2.90%**        2.90%**
  Net Investment Income (Loss)                        (0.27)%**       2.76%**      (10.05)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              0%             0%             0%
  Net Assets, End of Period (000's omitted)        $  2,879        $    --        $    --
-----------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.
++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                        YEAR             YEAR            YEAR            YEAR          PERIOD
                                                       ENDED            ENDED           ENDED           ENDED           ENDED
                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        2001             2000            1999            1998           1997*
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                              $   22.83        $   38.52       $   19.57       $   10.65       $   10.00
                                                   ---------        ---------       ---------       ---------       ---------
  Net Investment Loss                                   (.23)            (.44)           (.33)           (.40)           (.09)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                       (7.80)          (13.50)          19.88            9.32             .74
                                                   ---------        ---------       ---------       ---------       ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                     (8.03)          (13.94)          19.55            8.92             .65
  Distributions to Shareholders from:
   Net Realized Capital Gains                             --            (1.75)           (.60)             --              --
                                                   ---------        ---------       ---------       ---------       ---------
  Net Increase (Decrease) in Net Asset Value           (8.03)          (15.69)          18.95            8.92             .65
                                                   ---------        ---------       ---------       ---------       ---------
NET ASSET VALUE--END OF PERIOD                     $   14.80        $   22.83       $   38.52       $   19.57       $   10.65
                                                   =========        =========       =========       =========       =========
TOTAL INVESTMENT RETURN                               (35.17)%         (38.19)%        101.32%          83.76%            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.45%            1.46%           1.55%           2.96%           9.07%**
  Net Expenses                                          1.45%            1.46%           1.55%           2.96%           2.80%**
  Net Investment Income (Loss)                         (1.31)%          (1.23)%         (1.24)%         (2.67)%         (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             139%             324%            953%          1,077%            450%
  Net Assets, End of Period (000's omitted)        $ 164,619        $ 420,674       $ 373,458       $  22,038       $   2,367

-----------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

ARKTOS FUND
FINANCIAL HIGHLIGHTS

                                                                                        ARKTOS
                                                                                          FUND
                                                                                  ------------
                                                                                        PERIOD
                                                                                         ENDED
                                                                                  DECEMBER 31,
                                                                                         2001*
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                                 $  25.00
                                                                                      --------
  Net Investment Income (Loss)+                                                            .03
  Net Realized and Unrealized Gains on Securities.                                        4.45
                                                                                      --------
  Net Increase in Net Asset Value
   Resulting from Operations                                                              4.48
  Distributions to Shareholders from:
   Net Investment Income                                                                    --
   Net Realized Capital Gains                                                               --
                                                                                      --------
  Net Increase in Net Asset Value                                                         4.48
                                                                                      --------
NET ASSET VALUE--END OF PERIOD                                                        $  29.48
                                                                                      ========
TOTAL INVESTMENT RETURN                                                                  17.92%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                                                        2.23%
  Net Expenses**                                                                          2.23%
  Net Investment Loss**                                                                   0.10%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                                --
  Net Assets, End of Period (000's omitted).                                          $  5,955
----------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.
* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001.
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                      YEAR            YEAR            YEAR            YEAR          PERIOD
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                      2001            2000            1999            1998           1997*
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                           $     1.00     $      1.00     $      1.00     $     10.32     $     10.00
                                                ----------     -----------     -----------     -----------     -----------
  Net Investment Income                                .03             .05             .04             .08             .31
  Net Realized and Unrealized Gains
   on Securities                                        --              --              --              --             .01
                                                ----------     -----------     -----------     -----------     -----------
  Net Increase in Net Asset
   Value Resulting from Operations                     .03             .05             .04             .08             .32
  Distributions to Shareholders from:
   Net Investment Income                              (.03)           (.05)           (.04)           (.01)             --
   Adjustment due to Reorganization                    .00             .00             .00           (9.39)             --
                                                ----------     -----------     -----------     -----------     -----------
  Net Increase (Decrease) in Net Asset Value            --              --              --           (9.32)            .32
                                                ----------     -----------     -----------     -----------     -----------
NET ASSET VALUE--END OF PERIOD                  $     1.00     $      1.00     $      1.00     $      1.00     $     10.32
                                                ==========     ===========     ===========     ===========     ===========
TOTAL INVESTMENT RETURN                               2.77%           5.20%           3.92%           2.22%            N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                      1.19%           1.14%           1.39%           2.99%           6.82%**
  Net Expenses                                        1.19%           1.14%           1.39%           2.67%           2.20%**
  Net Investment Income                               2.48%           4.99%           3.64%           2.61%           3.34%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             0%              0%              0%              0%              0%
  Net Assets, End of Period (000's omitted)     $   96,515     $    39,492     $    99,396     $    40,971     $    17,903
--------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP. AND NASDAQ (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

-  THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

-  THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

-  RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUNDS
NOVA
OTC

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into two categories:

BENCHMARK FUNDS - Nova Fund and OTC Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

     TABLE OF CONTENTS

     RYDEX BENCHMARK FUNDS
5    COMMON RISK/RETURN INFORMATION
6    NOVA FUND
7    OTC FUND

     MONEY MARKET FUND
8    U.S. GOVERNMENT MONEY MARKET FUND

9    MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

10   PURCHASING AND REDEEMING SHARES

11   DIVIDENDS, DISTRIBUTIONS, AND TAXES

11   MANAGEMENT OF THE FUNDS

13   FINANCIAL HIGHLIGHTS

16   BENCHMARK INFORMATION

BC   ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND

OTC FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                       NOVA FUND      S&P 500 INDEX(2)
----------------------------------------------------------------------
PAST ONE YEAR                          -23.58%           -13.04%
SINCE INCEPTION (05/07/97)               3.85%             7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                      OTC FUND       NASDAQ 100 INDEX(2)
-------------------------------------------------------------------------
PAST ONE YEAR                          -35.17%           -32.66%
SINCE INCEPTION (05/07/97)              10.31%            12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     2.94
1999     3.92
2000     5.21
2001     2.77

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.28% (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                     U.S. GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------
PAST ONE YEAR                                      2.77%
SINCE INCEPTION (05/07/97)                         3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                BENCHMARK
-------------------------------------------------------------------------
NOVA FUND           150% OF THE PERFORMANCE OF THE S&P 500 Index(R)

OTC FUND            100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Nova Fund is invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC FUND) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SWAP COUNTERPARTY CREDIT RISK: (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET
FUND) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES
Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                          ADVISORY FEE
------------------------------------------
NOVA                             .75%

OTC                              .75%

U.S. GOVERNMENT MONEY MARKET     .50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                               YEAR           YEAR           YEAR           YEAR         PERIOD
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               2001           2000           1999           1998          1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                  $      13.88   $      18.57   $      15.88   $      12.21   $      10.00
                                                       ------------   ------------   ------------   ------------   ------------
  Net Investment Income                                         .30            .74            .49            .04            .07
  Net Realized and Unrealized Gains (Losses)
    on Securities                                             (3.81)         (4.16)          3.10           3.63           2.14
                                                       ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                  (3.51)         (3.42)          3.59           3.67           2.21
  Distributions to Shareholders from:
   Net Investment Income                                      (1.70)          (.15)          (.01)            --             --
   Net Realized Capital Gains                                    --          (1.12)          (.89)            --             --
                                                       ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                  (5.21)         (4.69)          2.69           3.67           2.21
                                                       ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                         $       8.67   $      13.88   $      18.57   $      15.88   $      12.21
                                                       ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                      (23.58)%       (20.30)%        23.28%         30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                               1.45%          1.42%          1.55%          3.26%          9.09%**
  Net Expenses                                                 1.45%          1.42%          1.55%          3.22%          2.80%**
  Net Investment Income                                        2.61%          4.45%          2.90%          0.27%          0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                      0%             0%             0%             0%           178%
  Net Assets, End of Period (000's omitted)            $     60,941   $    178,118   $     92,922   $     29,258   $     10,448
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                               YEAR           YEAR           YEAR           YEAR         PERIOD
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               2001           2000           1999           1998          1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                  $      22.83   $      38.52   $      19.57   $      10.65   $      10.00
                                                       ------------   ------------   ------------   ------------   ------------
  Net Investment Loss                                          (.23)          (.44)          (.33)          (.40)          (.09)
  Net Realized and Unrealized Gains (Losses)
    on Securities                                             (7.80)        (13.50)         19.88           9.32            .74
                                                       ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                            (8.03)        (13.94)         19.55           8.92            .65
  Distributions to Shareholders from:
   Net Realized Capital Gains                                    --          (1.75)          (.60)            --             --
                                                       ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                  (8.03)        (15.69)         18.95           8.92            .65
                                                       ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                         $      14.80   $      22.83   $      38.52   $      19.57   $      10.65
                                                       ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                      (35.17)%       (38.19)%       101.32%         83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                               1.45%          1.46%          1.55%          2.96%          9.07%**
  Net Expenses                                                 1.45%          1.46%          1.55%          2.96%          2.80%**
  Net Investment Income (Loss)                                (1.31)%        (1.23)%        (1.24)%        (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    139%           324%           953%         1,077%           450%
  Net Assets, End of Period (000's omitted)            $    164,619   $    420,674   $    373,458   $     22,038   $      2,367
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                               YEAR           YEAR           YEAR           YEAR         PERIOD
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                       DECEMBER 31,    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001          2000           1999           1998          1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                  $       1.00   $       1.00   $       1.00   $      10.32   $      10.00
                                                       ------------   ------------   ------------   ------------   ------------
  Net Investment Income                                         .03            .05            .04            .08            .31
  Net Realized and Unrealized Gains on Securities                --             --             --             --            .01
                                                       ------------   ------------   ------------   ------------   ------------
  Net Increase in Net Asset
   Value Resulting from Operations                              .03            .05            .04            .08            .32
  Distributions to Shareholders from:
   Net Investment Income                                       (.03)          (.05)          (.04)          (.01)            --
   Adjustment due to Reorganization                             .00            .00            .00          (9.39)            --
                                                       ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                     --             --             --          (9.32)           .32
                                                       ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                         $       1.00   $       1.00   $       1.00   $       1.00   $      10.32
                                                       ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        2.77%          5.20%          3.92%          2.22%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                               1.19%          1.14%          1.39%          2.99%          6.82%**
  Net Expenses                                                 1.19%          1.14%          1.39%          2.67%          2.20%**
  Net Investment Income                                        2.48%          4.99%          3.64%          2.61%          3.34%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                      0%             0%             0%             0%             0%
  Net Assets, End of Period (000's omitted)            $     96,515   $     39,492   $     99,396   $     40,971   $     17,903
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP. AND NASDAQ (THE INDEX PUBLISHERS) DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

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

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL

PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS
U.S. GOVERNMENT BOND
LARGE-CAP EUROPE
LARGE-CAP JAPAN

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into three categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

                                        3
TABLE OF CONTENTS

    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
7   URSA FUND
8   OTC FUND
9   ARKTOS FUND
10  U.S. GOVERNMENT BOND FUND
11  LARGE-CAP EUROPE FUND
12  LARGE-CAP JAPAN FUND

    RYDEX SECTOR FUNDS
13  COMMON RISK/RETURN INFORMATION
14  BANKING FUND
15  BASIC MATERIALS FUND
16  BIOTECHNOLOGY FUND
17  CONSUMER PRODUCTS FUND
18  ELECTRONICS FUND
19  ENERGY FUND
20  ENERGY SERVICES FUND
21  FINANCIAL SERVICES FUND
22  HEALTH CARE FUND
23  INTERNET FUND
24  LEISURE FUND
25  PRECIOUS METALS FUND
26  RETAILING FUND
27  TECHNOLOGY FUND
28  TELECOMMUNICATIONS FUND
29  TRANSPORTATION FUND
30  UTILITIES FUND

    MONEY MARKET FUND
31  U.S. GOVERNMENT MONEY MARKET FUND

32  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

35  PURCHASING AND REDEEMING SHARES

36  DIVIDENDS, DISTRIBUTIONS, AND TAXES

36  MANAGEMENT OF THE FUNDS

38  FINANCIAL HIGHLIGHTS

49  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND                                   U.S. GOVERNMENT BOND FUND

URSA FUND                                   LARGE-CAP EUROPE FUND

OTC FUND                                    LARGE-CAP JAPAN FUND

ARKTOS FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         NOVA FUND             S&P 500 INDEX(2)
------------------------------------------------------------------------------------------------
PAST ONE YEAR                                             -23.58%                 -13.04%
SINCE INCEPTION (05/07/97)                                  3.85%                   7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998         -21.93
1999         -15.06
2000          16.05
2001          14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         URSA FUND            S&P 500 INDEX(2)
--------------------------------------------------------------------------------------------------
PAST ONE YEAR                                              14.99%                -13.04%
SINCE INCEPTION (06/10/97)(3)                              -5.76%                  6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         OTC FUND          NASDAQ 100 INDEX(2)
-----------------------------------------------------------------------------------------------
PAST ONE YEAR                                             -35.17%                -32.66%
SINCE INCEPTION (05/07/97)                                 10.31%                 12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

ARKTOS FUND
FUND INFORMATION

FUND PERFORMANCE INFORMATION

The Arktos Fund does not have a performance history for a full calendar year.

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S.Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          12.85
1999         -20.47
2000          20.20
2001           0.08

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                        U.S. GOVERNMENT             LEHMAN LONG
                                                           BOND FUND           TREASURY BOND INDEX(2)
------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                 0.08%                   -1.61%
SINCE INCEPTION (08/18/97)(3)                                 3.98%                    1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
    12, 1997, -3.30%.

LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND PERFORMANCE INFORMATION

The Large-Cap Europe Fund does not have a performance history for a full calendar year.

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LARGE-CAP JAPAN FUND
FUND INFORMATION

FUND PERFORMANCE INFORMATION

The Large-Cap Japan Fund does not have a performance history for a full calendar year.

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

CURRENCY RISK - The value of securities denominated in Japanese Yen can change when the Japanese Yen strengthens or weakens relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in Japan. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

RYDEX SECTOR FUNDS

BANKING FUND                                INTERNET FUND

BASIC MATERIALS FUND                        LEISURE FUND

BIOTECHNOLOGY FUND                          PRECIOUS METALS FUND

CONSUMER PRODUCTS FUND                      RETAILING FUND

ELECTRONICS FUND                            TECHNOLOGY FUND

ENERGY FUND                                 TELECOMMUNICATIONS FUND

ENERGY SERVICES FUND                        TRANSPORTATION FUND

FINANCIAL SERVICES FUND                     UTILITIES FUND

HEALTH CARE FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds, with the exception of the Precious Metals Fund, do not have a performance history for a full calendar year.

BANKING FUND
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

SMALL ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

SMALL ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

SMALLER COMPANY RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1998         -17.24
1999          -3.58
2000         -20.63
2001          12.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.23% (QUARTER ENDED SEPTEMBER 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.68% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         PRECIOUS METALS FUND      S&P 500 INDEX(2)
--------------------------------------------------------------------------------------------------------
PAST ONE YEAR                                                     12.99%                -13.04%
SINCE INCEPTION (05/29/97)                                       -13.92%                  6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securi-ties, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     2.94
1999     3.92
2000     5.21
2001     2.77

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.28% (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                           U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------------------
PAST ONE YEAR                                                          2.77%
SINCE INCEPTION (05/07/97)                                             3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                                                  BENCHMARK
------------------------------------------------------------------------------------------------------------------------------
NOVA FUND                                             150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)

URSA FUND                                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX(R)

OTC FUND                                              100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

ARKTOS FUND                                           INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

U.S. GOVERNMENT BOND FUND                             120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

LARGE-CAP EUROPE FUND                                 DOW JONES STOXX 50(R) INDEX

LARGE-CAP JAPAN FUND                                  TOPIX 100 INDEX

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

DOW JONES STOXX 50(R) INDEX. The Dow Jones Stoxx 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova, U.S. Government Bond, Large-Cap Europe, and Large-Cap Japan Funds -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa and Arktos Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC, Arktos Funds' benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) - Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country - Japan
- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

  FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

  OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.
  The risks associated with the Funds' use of futures and options contracts include:
  - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

  - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

  - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC, ARKTOS AND SECTOR FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, AND ARKTOS FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER ISSUER RISK (BIOTECHNOLOGY, ELECTRONICS, AND INTERNET FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and U.S. Government Bond Funds, which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
NOVA                                                                    .75%

URSA                                                                    .90%

OTC                                                                     .75%

ARKTOS                                                                  .90%

U.S. GOVERNMENT BOND                                                    .50%

LARGE-CAP EUROPE                                                        .90%

LARGE-CAP JAPAN                                                         .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                   .85%

PRECIOUS METALS                                                         .75%

U.S. GOVERNMENT MONEY MARKET                                            .50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                             YEAR           YEAR           YEAR           YEAR         PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2001           2000           1999           1998          1997*
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                                   $    13.88     $    18.57     $    15.88     $    12.21     $    10.00
                                                       ----------     ----------     ----------     ----------     ----------
 Net Investment Income                                        .30            .74            .49            .04            .07
 Net Realized and Unrealized Gains (Losses)
  on Securities                                             (3.81)         (4.16)          3.10           3.63           2.14
                                                       ----------     ----------     ----------     ----------     ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                 (3.51)         (3.42)          3.59           3.67           2.21
 Distributions to Shareholders from:
  Net Investment Income                                     (1.70)          (.15)          (.01)            --             --
  Net Realized Capital Gains                                   --          (1.12)          (.89)            --             --
                                                       ----------     ----------     ----------     ----------     ----------
 Net Increase (Decrease) in Net Asset Value                 (5.21)         (4.69)          2.69           3.67           2.21
                                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE--END OF PERIOD                         $     8.67     $    13.88     $    18.57     $    15.88     $    12.21
                                                       ==========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN                                    (23.58)%       (20.30)%        23.28%         30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                              1.45%          1.42%          1.55%          3.26%          9.09%**
 Net Expenses                                                1.45%          1.42%          1.55%          3.22%          2.80%**
 Net Investment Income                                       2.61%          4.45%          2.90%          0.27%          0.91%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                     0%             0%             0%             0%           178%
 Net Assets, End of Period (000's omitted)             $   60,941     $  178,118     $   92,922     $   29,258     $   10,448
-----------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                             YEAR          YEAR           YEAR          YEAR      JUNE 10,     MAY 24,    MAY 7,
                                            ENDED         ENDED          ENDED         ENDED       1997 TO    1997 TO    1997 TO
                                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    JUNE 3,     MAY 2,
                                             2001          2000           1999          1998         1997+      1997+     1997+*
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                   $     6.09     $    5.35     $     6.30    $     8.07     $    9.36     $ 9.57    $ 10.00
                                       ----------     ---------     -----------   ----------     ---------     ------    -------
 Net Investment Income (Loss)                 .12           .22            .20           .06          (.01)        --       (.04)
 Net Realized and Unrealized Gains
  (Losses) on Securities                      .88           .70          (1.15)        (1.83)        (1.28)       .01       (.33)
                                       ----------     ---------     -----------   ----------     ---------     ------    -------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations            1.00           .92           (.95)        (1.77)        (1.29)       .01       (.37)
 Distributions to Shareholders from:
  Net Investment Income                      (.80)         (.18)            --            --            --         --         --
  Net Realized Capital Gains                   --            --             --            --            --         --         --
                                       ----------     ---------     -----------   ----------     ---------     ------    -------
 Net Increase (Decrease) in
  Net Asset Value                             .20           .74           (.95)        (1.77)        (1.29)       .01       (.37)
                                       ----------     ---------     ----------    ----------     ---------     ------    -------
NET ASSET VALUE--END OF PERIOD         $     6.29     $    6.09     $     5.35    $     6.30     $    8.07     $ 9.58    $  9.63
                                       ==========     =========     ==========    ==========     ==========    ======    =======
TOTAL INVESTMENT RETURN                     14.99%        16.05%        (15.06)%      (21.93)%         N/A        N/A        N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                              1.89%         1.59%          1.73%         3.76%         9.21%**   85.10%**   13.62%**
 Net Expenses                                1.89%         1.59%          1.73%         3.59%         2.90%**    2.90%**    2.90%**
 Net Investment Income (Loss)                1.85%         4.02%          3.34%         0.89%       (0 .27)%**   2.76%**  (10.05)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                     0%            0%             0%            0%            0%         0%         0%
 Net Assets, End of Period
  (000's omitted)                      $   18,997     $  31,829     $   32,310    $    5,509     $  2 ,879     $   --    $    --
--------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                          YEAR           YEAR          YEAR            YEAR         PERIOD
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                   DECEMBER31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          2001           2000           1999           1998          1997*
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                $   22.83     $    38.52     $    19.57     $    10.65     $    10.00
                                                     ---------     ----------     ----------     ----------     ----------
  Net Investment Loss                                     (.23)          (.44)          (.33)          (.40)          (.09)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                         (7.80)        (13.50)         19.88           9.32            .74
                                                     ---------     ----------     ----------     ----------     ----------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                       (8.03)        (13.94)         19.55           8.92            .65
  Distributions to Shareholders from:
   Net Realized Capital Gains                               --          (1.75)          (.60)            --             --
                                                     ---------     ----------     ----------     ----------     ----------
  Net Increase (Decrease) in Net Asset Value             (8.03)        (15.69)         18.95           8.92            .65
                                                     ---------     ----------     ----------     ----------     ----------
NET ASSET VALUE--END OF PERIOD                       $   14.80     $    22.83     $    38.52     $    19.57     $    10.65
                                                     =========     ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN                                 (35.17)%       (38.19)%       101.32%         83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.45%          1.46%          1.55%          2.96%          9.07%**
  Net Expenses                                            1.45%          1.46%          1.55%          2.96%          2.80%**
  Net Investment Income (Loss)                           (1.31)%        (1.23)%        (1.24)%        (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               139%           324%           953%         1,077%           450%
  Net Assets, End of Period (000's omitted)          $ 164,619     $  420,674     $  373,458     $   22,038     $    2,367
--------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

ARKTOS FUND
FINANCIAL HIGHLIGHTS

                                                                                                              ARKTOS
                                                                                                                FUND
                                                                                                        ------------
                                                                                                              PERIOD
                                                                                                               ENDED
                                                                                                        DECEMBER 31,
                                                                                                               2001*
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                                                    $     25.00
                                                                                                         -----------
  Net Investment Income (Loss)+                                                                                  .03
  Net Realized and Unrealized Gains on Securities.                                                              4.45
                                                                                                         -----------
  Net Increase in Net Asset Value
   Resulting from Operations                                                                                    4.48
  Distributions to Shareholders from:
   Net Investment Income                                                                                          --
   Net Realized Capital Gains                                                                                     --
                                                                                                         -----------
  Net Increase in Net Asset Value                                                                               4.48
                                                                                                         -----------
NET ASSET VALUE--END OF PERIOD                                                                           $     29.48
                                                                                                         ===========
TOTAL INVESTMENT RETURN                                                                                        17.92%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                                                                              2.23%
  Net Expenses**                                                                                                2.23%
  Net Investment Loss**                                                                                         0.10%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                                                      --
  Net Assets, End of Period (000's omitted).                                                             $     5,955
--------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                                      YEAR            YEAR           YEAR          YEAR      AUGUST 18,
                                                     ENDED           ENDED          ENDED         ENDED         1997 TO
                                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                      2001            2000           1999          1998           1997+
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                             $   11.80      $    10.17     $    13.28     $   11.82      $    10.70
                                                 ---------      ----------     ----------     ---------      ----------
 Net Investment Income                                 .37             .38            .41           .24             .15
 Net Realized and Unrealized Gains
  (Losses) on Securities                              (.36)           1.63          (3.09)         1.28             .97
                                                 ---------      ----------     ----------     ---------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                            .01            2.01          (2.68)         1.52            1.12
 Distributions to Shareholders from:
  Net Investment Income                               (.37)           (.38)          (.43)         (.06)             --
                                                 ---------      ----------     ----------     ---------      ----------
 Net Increase (Decrease) in
  Net Asset Value                                     (.36)           1.63          (3.11)         1.46            1.12
                                                 ---------      ----------     ----------     ---------      ----------
NET ASSET VALUE--END OF PERIOD                   $   11.44      $    11.80     $    10.17     $   13.28      $    11.82
                                                 =========      ==========     ==========     =========      ==========
TOTAL INVESTMENT RETURN                               0.08%          20.16%        (20.45)%       12.86%            N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                       2.37%           1.89%          1.52%         2.71%           8.47%**
 Net Expenses                                         2.01%           1.89%          1.52%         2.71%           2.40%**
 Net Investment Income                                3.22%           3.47%          3.55%         1.92%           3.49%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                          1,247%          1,505%         1,611%        1,463%            761%
 Net Assets, End of Period (000's omitted)       $   4,521      $    5,011     $    1,136     $   4,973      $      892
-----------------------------------------------------------------------------------------------------------------------

                                                  JULY 29,        JUNE 24,         MAY 29
                                                   1997 TO         1997 TO        1997 TO
                                                AUGUST 12,        JULY 14,        JUNE 5,
                                                     1997+           1997+         1997+*
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                             $   10.92      $    10.44     $    10.00
                                                 ---------      ----------     ----------
 Net Investment Income                                 .02             .10
 Net Realized and Unrealized Gains
  (Losses) on Securities                              (.38)            .13            .15
                                                 ---------      ----------     ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           (.36)            .23            .15
 Distributions to Shareholders from:
  Net Investment Income                                 --              --             --
                                                 ---------      ----------     ----------
 Net Increase (Decrease) in
  Net Asset Value                                     (.36)            .23            .15
                                                 ---------      ----------     ----------
NET ASSET VALUE--END OF PERIOD                   $   10.56      $    10.67     $    10.15
                                                 =========      ==========     ==========
TOTAL INVESTMENT RETURN                                N/A             N/A            N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                      49.63%**        12.68%**        5.43%**
 Net Expenses                                         2.40%**         2.40%**        2.40%**
 Net Investment Income                                3.80%**         7.94%**        1.86%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                              0%              0%             0%
 Net Assets, End of Period (000's omitted)       $      --      $       --     $       --
-----------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                LARGE-CAP     LARGE-CAP
                                                                              EUROPE FUND    JAPAN FUND
                                                                             ------------  ------------
                                                                                   PERIOD        PERIOD
                                                                                    ENDED         ENDED
                                                                             DECEMBER 31,  DECEMBER 31,
                                                                                    2001*          2001*
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                                           $    25.00     $   25.00
                                                                               ----------     ---------
 Net Investment Income (Loss)+                                                       (.16)         (.16)
 Net Realized and Unrealized Gains (Losses) on Securities                            3.17         (2.93)
                                                                               ----------     ---------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                          3.01         (3.09)
 Distributions to Shareholders from:
  Net Investment Income                                                                --            --
  Net Realized Capital Gains                                                           --            --
                                                                               ----------     ---------
 Net Increase (Decrease) in Net Asset Value                                          3.01         (3.09)
                                                                               ----------     ---------
NET ASSET VALUE--END OF PERIOD                                                 $    28.01     $   21.91
                                                                               ==========     =========
TOTAL INVESTMENT RETURN                                                             12.04%       (12.36)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                                    2.17%         2.23%
 Net Expenses**                                                                      2.17%         2.23%
 Net Investment Loss**                                                              (0.55)%       (0.62)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                            --            --
 Net Assets, End of Period (000's omitted)                                     $    1,322     $     643
-------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                                   BASIC           BIO-      CONSUMER
                                                 BANKING       MATERIALS     TECHNOLOGY      PRODUCTS     ELECTRONICS       ENERGY
                                                    FUND            FUND           FUND          FUND            FUND         FUND
                                            ------------    ------------   ------------  ------------    ------------  -----------
                                                  PERIOD          PERIOD         PERIOD        PERIOD          PERIOD       PERIOD
                                                   ENDED           ENDED          ENDED         ENDED           ENDED        ENDED
                                            DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31, DECEMBER 31,
                                                   2001*           2001*          2001*         2001*           2001*        2001*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                           $   25.00      $    25.00     $    25.00     $   25.00      $    25.00     $  25.00
                                               ---------      ----------     ----------     ---------      ----------     --------
 Net Investment Income (Loss)+                       .45             .22           (.55)          .05            (.43)        (.11)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                     (.24)          (1.01)           .22           .27           (3.93)       (3.79)
                                               ---------      ----------     ----------     ---------      ----------     --------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                          .21            (.79)          (.33)          .32           (4.36)       (3.90)
 Distributions to Shareholders from:
  Net Investment Income                               --              --             --            --              --           --
  Net Realized Capital Gains                          --              --             --            --              --           --
                                               ---------      ----------     ----------     ---------      ----------     --------
 Net Increase (Decrease) in Net Asset Value          .21            (.79)          (.33)          .32           (4.36)       (3.90)
                                               ---------      ----------     ----------     ---------      ----------     --------
NET ASSET VALUE--END OF PERIOD                 $   25.21      $    24.21     $    24.67     $   25.32      $    20.64     $  21.10
                                               =========      ==========     ==========     =========      ==========     ========
TOTAL INVESTMENT RETURN                             0.84%          (3.16)%        (1.32)%        1.28%         (17.44) %    (15.60)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                   1.99%           1.95%          2.27%         2.07%           2.36%        2.05%
 Net Expenses**                                     1.99%           1.95%          2.27%         2.07%           2.36%        2.05%
 Net Investment Gain (Loss)**                       1.80%           0.85%         (2.24)%        0.19%          (2.13) %     (0.50)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                          605%            929%           720%          285%            466%         478%
 Net Assets, End of Period (000's omitted)     $     630      $      929     $    1,959     $   1,305      $    1,423     $  2,177
----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-BANKING FUND, BASIC MATERIALS FUND, BIOTECHNOLOGY FUND; MAY 29, 2001-CONSUMER PRODUCTS FUND, ENERGY FUND; AUGUST 3, 2001-ELECTRONICS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                                   ENERGY       FINANCIAL
                                                 SERVICES        SERVICES    HEALTH CARE      INTERNET         LEISURE
                                                     FUND            FUND           FUND          FUND            FUND
                                             ------------    ------------   ------------  ------------    ------------
                                                   PERIOD          PERIOD         PERIOD        PERIOD          PERIOD
                                                    ENDED           ENDED          ENDED         ENDED           ENDED
                                             DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                    2001*           2001*          2001*         2001*           2001*
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                            $   25.00      $    25.00     $    25.00     $   25.00      $    25.00
                                                ---------      ----------     ----------     ---------      ----------
 Net Investment Loss+                                (.24)           (.02)          (.30)         (.37)           (.30)
 Net Realized and Unrealized Losses
  on Securities                                     (7.02)          (1.08)          (.88)        (8.87)          (6.61)
                                                ---------      ----------     ----------     ---------      ----------
 Net Decrease in Net Asset Value
  Resulting from Operations                         (7.26)          (1.10)         (1.18)        (9.24)          (6.91)
                                                ---------      ----------     ----------     ---------      ----------
 Distributions to Shareholders from:
  Net Investment Income                                --              --             --            --              --
  Net Realized Capital Gains                           --              --             --            --              --
                                                ---------      ----------     ----------     ---------      ----------
 Net Decrease in Net Asset Value                    (7.26)          (1.10)         (1.18)        (9.24)          (6.91)
                                                ---------      ----------     ----------     ---------      ----------
NET ASSET VALUE--END OF PERIOD                  $   17.74      $    23.90     $    23.82     $   15.76      $    18.09
                                                =========      ==========     ==========     =========      ==========
TOTAL INVESTMENT RETURN                            (29.04)%         (4.40)%        (4.72)%      (36.96)%        (27.64)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                    2.06%           2.19%          2.23%         2.33%           1.98%
 Net Expenses**                                      2.06%           2.19%          2.23%         2.33%           1.98%
 Net Investment Loss**                              (1.26)%         (0.11)%        (1.33)%       (2.29)%         (1.49)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                         3,182%            315%           757%        2,341%            269%
 Net Assets, End of Period (000's omitted)      $   1,551      $    2,607     $      951     $     891      $      804
----------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-ENERGY SERVICES FUND; MAY 22, 2001-LEISURE FUND; MAY 24, 2001-INTERNET FUND; JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

                                                     YEAR            YEAR           YEAR          YEAR          PERIOD
                                                    ENDED           ENDED          ENDED         ENDED           ENDED
                                             DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                     2001            2000           1999          1998           1997*
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                            $    4.31      $     5.43     $     5.81     $    7.02      $    10.00
                                                ---------      ----------     ----------     ---------      ----------
 Net Investment Loss                                 (.04)           (.07)          (.07)         (.16)           (.11)
 Net Realized and Unrealized Losses
  on Securities                                       .60           (1.05)          (.14)        (1.05)          (2.87)
                                                ---------      ----------     ----------     ---------      ----------
 Net Decrease in Net Asset
  Value Resulting from Operations                     .56           (1.12)          (.21)        (1.21)          (2.98)
 Distributions to Shareholders from:
  Net Investment Income                                --              --             --            --              --
  Net Realized Capital Gains                           --              --           (.17)           --              --
                                                ---------      ----------     ----------     ---------      ----------
  Net Decrease in Net Asset Value                     .56           (1.12)          (.38)        (1.21)          (2.98)
                                                ---------      ----------     ----------     ---------      ----------
NET ASSET VALUE--END OF PERIOD                  $    4.87      $     4.31     $     5.43     $    5.81      $     7.02
                                                =========      ==========     ==========     =========      ==========
TOTAL INVESTMENT RETURN                             12.99%         (20.63)%        (3.58)%      (17.24)%           N/A
RATIOS TO AVERAGE NET ASSETS
 Gross Expenses                                      2.18%           2.04%          2.17%         3.39%           9.76%**
 Net Expenses                                        2.18%           2.04%          2.17%         3.23%           2.80%**
 Net Investment Income (Loss)                       (0.79)%         (1.45)%        (1.39)%       (2.31)%         (2.19)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           957%            965%         1,239%        1,739%            914%
 Net Assets, End of Period (000's omitted)      $     875      $    3,400     $    6,992     $   2,695      $      518
----------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                            TELECOMMUNI-        TRANS-
                                                RETAILING      TECHNOLOGY        CATIONS     PORTATION       UTILITIES
                                                     FUND            FUND           FUND          FUND            FUND
                                             ------------    ------------   ------------  ------------    ------------
                                                   PERIOD          PERIOD         PERIOD        PERIOD          PERIOD
                                                    ENDED           ENDED          ENDED         ENDED           ENDED
                                             DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                    2001*           2001*          2001*         2001*           2001*
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                            $   25.00      $    25.00     $    25.00     $   25.00      $    25.00
                                                ---------      ----------     ----------     ---------      ----------
 Net Investment Income (Loss)+                       (.38)           (.39)          (.36)         (.20)            .33
 Net Realized and Unrealized Gains (Losses)
  on Securities                                      1.03           (6.00)         (2.08)         (.40)          (7.10)
                                                ---------      ----------     ----------     ---------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           .65           (6.39)         (2.44)         (.60)          (6.77)
 Distributions to Shareholders from:
  Net Investment Income                                --              --             --            --              --
  Net Realized Capital Gains                           --              --             --            --              --
                                                ---------      ----------     ----------     ---------      ----------
 Net Increase (Decrease) in Net Asset Value           .65           (6.39)         (2.44)         (.60)          (6.77)
                                                ---------      ----------     ----------     ---------      ----------
NET ASSET VALUE--END OF PERIOD                  $   25.65      $    18.61     $    22.56     $   24.40      $    18.23
                                                =========      ==========     ==========     =========      ==========
TOTAL INVESTMENT RETURN                              2.60%         (25.56)%        (9.76)%       (2.40)%        (27.08)%

RATIOS TO AVERAGE NET ASSETS
 Gross Expenses**                                    2.24%           2.34%          2.25%         2.16%           2.08%
 Net Expenses**                                      2.24%           2.34%          2.25%         2.16%           2.08%
 Net Investment Income (Loss)**                    (1.65)%          (2.08)%        (1.61)%       (0.89)%          1.59%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           740%            490%         1,316%          609%          1,040%
 Net Assets, End of Period (000's omitted)      $   1,994      $    1,216     $      407     $     522      $      908
----------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND, UTILITIES FUND; JUNE 11, 2001-TRANSPORTATION FUND; JULY 23, 2001-RETAILING FUND; JULY 27, 2001-TELECOMMUNICATIONS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS


                                                      YEAR            YEAR           YEAR          YEAR          PERIOD
                                                     ENDED           ENDED          ENDED         ENDED           ENDED
                                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                                      2001            2000           1999          1998           1997*
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                            $    1.00      $     1.00     $     1.00     $   10.32      $    10.00
                                                ---------      ----------     ----------     ---------      ----------
 Net Investment Income                                .03             .05            .04           .08             .31
 Net Realized and Unrealized Gains
  on Securities                                        --              --             --            --             .01
                                                ---------      ----------     ----------     ---------      ----------
 Net Increase in Net Asset
  Value Resulting from Operations                     .03             .05            .04           .08             .32
 Distributions to Shareholders from:
  Net Investment Income                              (.03)           (.05)          (.04)         (.01)             --
  Adjustment due to Reorganization                    .00             .00            .00         (9.39)             --
                                                ---------      ----------     ----------     ---------      ----------
 Net Increase (Decrease) in Net Asset Value            --              --             --         (9.32)            .32
                                                ---------      ----------     ----------     ---------      ----------
NET ASSET VALUE--END OF PERIOD                  $    1.00      $     1.00     $     1.00     $    1.00      $    10.32
                                                =========      ==========     ==========     =========      ==========
TOTAL INVESTMENT RETURN                              2.77%           5.20%          3.92%         2.22%            N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                      1.19%           1.14%          1.39%         2.99%           6.82%**
 Net Expenses                                        1.19%           1.14%          1.39%         2.67%           2.20%**
 Net Investment Income                               2.48%           4.99%          3.64%         2.61%           3.34%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                             0%              0%             0%            0%              0%
 Net Assets, End of Period (000's omitted)      $  96,515      $   39,492     $   99,396     $  40,971      $   17,903
----------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
U.S. GOVERNMENT BOND

SECTOR FUND
PRECIOUS METALS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into two categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund and U.S. Government Bond Fund

SECTOR FUND - Precious Metals Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

     TABLE OF CONTENTS

     RYDEX BENCHMARK FUNDS
5    COMMON RISK/RETURN INFORMATION
6    NOVA FUND
7    URSA FUND
8    OTC FUND
9    U.S. GOVERNMENT BOND FUND

     RYDEX SECTOR FUND
11   PRECIOUS METALS FUND

12   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

14   PURCHASING AND REDEEMING SHARES

15   DIVIDENDS, DISTRIBUTIONS, AND TAXES

15   MANAGEMENT OF THE FUNDS

17   FINANCIAL HIGHLIGHTS

22   BENCHMARK INFORMATION

BC   ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

U.S. GOVERNMENT BOND FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                      NOVA FUND          S&P 500 INDEX(2)
-----------------------------------------------------------------------------------------
PAST ONE YEAR                                          -23.58%               -13.04%
SINCE INCEPTION (05/07/97)                               3.85%                 7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998         -21.93
1999         -15.06
2000          16.05
2001          14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                             URSA FUND             S&P 500 INDEX(2)
-----------------------------------------------------------------------------------
PAST ONE YEAR                                   14.99%                -13.04%
SINCE INCEPTION (06/10/97)(3)                   -5.76%                  6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                             OTC FUND          NASDAQ 100 INDEX(2)
----------------------------------------------------------------------------------
PAST ONE YEAR                                 -35.17%                -32.66%
SINCE INCEPTION (05/07/97)                     10.31%                 12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          12.85
1999         -20.47
2000          20.20
2001           0.08

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                          U.S. GOVERNMENT             LEHMAN LONG
                                             BOND FUND           TREASURY BOND INDEX(2)
---------------------------------------------------------------------------------------
PAST ONE YEAR                                 0.08%                   -1.61%
SINCE INCEPTION (08/18/97)(3)                 3.98%                    1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
    12, 1997, -3.30%.

RYDEX SECTOR FUND

PRECIOUS METALS FUND

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
The Precious Metals Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK: The Funds may be more volatile than a Fund that invests in more than one economic sector.

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1998         -17.24
1999          -3.58
2000         -20.63
2001          12.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.23% (QUARTER ENDED SEPTEMBER 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.68% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                PRECIOUS METALS FUND      S&P 500 INDEX(2)
------------------------------------------------------------------------------------------
PAST ONE YEAR                                           12.99%                -13.04%
SINCE INCEPTION (05/29/97)                             -13.92%                  6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
The Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis.

The current benchmark used by each Fund is set forth below:

FUND                                                    BENCHMARK
------------------------------------------------------------------------------------------------------------------------
NOVA FUND                                               150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)

URSA FUND                                               INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 INDEX(R)

OTC FUND                                                100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

U.S. GOVERNMENT BOND FUND                               120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova and U.S. Government Bond Funds -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUND. In managing the Sector Fund, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND)- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC AND PRECIOUS METALS FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Precious Metals Fund invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (PRECIOUS METALS FUND) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (PRECIOUS METALS FUND) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

  FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

  OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.
  The risks associated with the Funds' use of futures and options contracts include:
  - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

  - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

  - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - The Trust anticipates that investors that are part of a tactical asset- allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC AND PRECIOUS METALS FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SWAP COUNTERPARTY CREDIT RISK: (BENCHMARK FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.




PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Bond Fund, which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                           ADVISORY FEE
---------------------------------------------------------------------------
NOVA                                                               .75%

URSA                                                               .90%

OTC                                                                .75%

U.S. GOVERNMENT BOND                                               .50%

PRECIOUS METALS                                                    .75%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                           YEAR             YEAR            YEAR             YEAR         PERIOD
                                                          ENDED            ENDED           ENDED            ENDED          ENDED
                                                   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                           2001             2000            1999             1998          1997*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                   $  13.88        $   18.57        $  15.88         $  12.21       $  10.00
                                                 ---------------  ---------------  --------------  --------------- --------------
 Net Investment Income                                      .30              .74             .49              .04            .07
 Net Realized and Unrealized Gains (Losses)
   on Securities                                          (3.81)           (4.16)           3.10             3.63           2.14
                                                 ---------------  ---------------  --------------  --------------- --------------
 Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              (3.51)           (3.42)           3.59             3.67           2.21
 Distributions to Shareholders from:
   Net Investment Income                                  (1.70)            (.15)           (.01)              --             --
   Net Realized Capital Gains                                --            (1.12)           (.89)              --             --
                                                 ---------------  ---------------  --------------  --------------- --------------
 Net Increase (Decrease) in Net Asset Value               (5.21)           (4.69)           2.69             3.67           2.21
                                                 ---------------  ---------------  --------------  --------------- --------------
NET ASSET VALUE--END OF PERIOD                         $   8.67        $   13.88        $  18.57         $  15.88       $  12.21
                                                 ===============  ===============  ==============  =============== ==============
TOTAL INVESTMENT RETURN                                  (23.58)%         (20.30)%         23.28%           30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                            1.45%            1.42%           1.55%            3.26%          9.09%**
 Net Expenses                                              1.45%            1.42%           1.55%            3.22%          2.80%**
 Net Investment Income                                     2.61%            4.45%           2.90%            0.27%          0.91%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                   0%               0%              0%               0%           178%
 Net Assets, End of Period (000's omitted)             $ 60,941        $ 178,118        $ 92,922         $ 29,258       $ 10,448
---------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR           YEAR           YEAR           YEAR      JUNE 10,
                                                        ENDED          ENDED          ENDED          ENDED       1997 TO
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                         2001           2000           1999           1998         1997+
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--BEGINNING OF PERIOD                 $   6.09       $   5.35      $    6.30      $    8.07       $  9.36
                                                 -------------  -------------  -------------  ------------- -------------
 Net Investment Income (Loss)                             .12            .22            .20            .06          (.01)
 Net Realized and Unrealized Gains (Losses)
   on Securities                                          .88            .70          (1.15)         (1.83)        (1.28)
                                                 -------------  -------------  -------------  ------------- -------------
 Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                       1.00            .92           (.95)         (1.77)        (1.29)
 Distributions to Shareholders from:
   Net Investment Income                                 (.80)          (.18)            --             --            --
   Net Realized Capital Gains                              --             --             --             --            --
                                                -------------  -------------  -------------  ------------- -------------
 Net Increase (Decrease) in Net Asset Value               .20            .74           (.95)         (1.77)        (1.29)
                                                -------------  -------------  -------------  ------------- -------------
NET ASSET VALUE--END OF PERIOD                       $   6.29       $   6.09      $    5.35      $    6.30       $  8.07
                                                =============  =============  =============  ============= =============
TOTAL INVESTMENT RETURN                                 14.99%         16.05%        (15.06%)       (21.93%)         N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                          1.89%          1.59%          1.73%          3.76%         9.21%**
 Net Expenses                                            1.89%          1.59%          1.73%          3.59%         2.90%**
 Net Investment Income (Loss)                            1.85%          4.02%          3.34%          0.89%        (0.27)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                 0%             0%             0%             0%            0%
 Net Assets, End of Period (000's omitted)           $ 18,997       $ 31,829      $  32,310      $   5,509       $ 2,879
-------------------------------------------------------------------------------------------------------------------------

                                                     MAY 24,          MAY 7,
                                                     1997 TO         1997 TO
                                                     JUNE 3,         MAY 21,
                                                       1997+          1997+*
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--BEGINNING OF PERIOD               $    9.57     $     10.00
                                               -------------   -------------
 Net Investment Income (Loss)                             --            (.04)
 Net Realized and Unrealized Gains (Losses)
   on Securities                                         .01            (.33)
                                               -------------   -------------
 Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                       .01            (.37)
 Distributions to Shareholders from:
   Net Investment Income                                  --              --
   Net Realized Capital Gains                             --              --
                                               -------------   -------------
 Net Increase (Decrease) in Net Asset Value              .01            (.37)
                                               -------------   -------------
NET ASSET VALUE--END OF PERIOD                     $    9.58     $      9.63
                                               =============   =============
TOTAL INVESTMENT RETURN                                  N/A             N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        85.10%**        13.62%**
 Net Expenses                                           2.90%**         2.90%**
 Net Investment Income (Loss)                           2.76%**       (10.05)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                0%              0%
 Net Assets, End of Period (000's omitted)         $      --     $        --
----------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.
++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                           YEAR             YEAR            YEAR            YEAR         PERIOD
                                                          ENDED            ENDED           ENDED           ENDED          ENDED
                                                   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                           2001             2000            1999            1998          1997*
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                  $   22.83         $  38.52        $  19.57        $  10.65       $  10.00
                                                 --------------  ---------------  --------------  -------------- --------------
 Net Investment Loss                                       (.23)            (.44)           (.33)           (.40)          (.09)
 Net Realized and Unrealized Gains (Losses)
   on Securities                                          (7.80)          (13.50)          19.88            9.32            .74
                                                 --------------  ---------------  --------------  -------------- --------------
 Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                        (8.03)          (13.94)          19.55            8.92            .65
 Distributions to Shareholders from:
   Net Realized Capital Gains                                --            (1.75)           (.60)             --             --
                                                 --------------  ---------------  --------------  -------------- --------------
 Net Increase (Decrease) in Net Asset Value               (8.03)          (15.69)          18.95            8.92            .65
                                                 --------------  ---------------  --------------  -------------- --------------
NET ASSET VALUE--END OF PERIOD                        $   14.80         $  22.83        $  38.52        $  19.57       $  10.65
                                                 ==============  ===============  ==============  ============== ==============
TOTAL INVESTMENT RETURN                                  (35.17)%         (38.19)%        101.32%          83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                            1.45%            1.46%           1.55%           2.96%          9.07%**
 Net Expenses                                              1.45%            1.46%           1.55%           2.96%          2.80%**
 Net Investment Income (Loss)                             (1.31)%          (1.23)%         (1.24)%         (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                 139%             324%            953%          1,077%           450%
 Net Assets, End of Period (000's omitted)            $ 164,619         $420,674        $373,458        $ 22,038       $  2,367
-------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR           YEAR            YEAR           YEAR     AUGUST 18,
                                                        ENDED          ENDED           ENDED          ENDED        1997 TO
                                                 DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2001           2000            1999           1998          1997+
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--BEGINNING OF PERIOD                 $  11.80       $  10.17        $  13.28       $  11.82       $  10.70
                                                 ------------  -------------   -------------  -------------  -------------
 Net Investment Income                                    .37            .38             .41            .24            .15
 Net Realized and Unrealized Gains
   (Losses) on Securities                                (.36)          1.63           (3.09)          1.28            .97
                                                 ------------  -------------   -------------  -------------  -------------
 Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              .01           2.01           (2.68)          1.52           1.12
 Distributions to Shareholders from:
   Net Investment Income                                 (.37)          (.38)           (.43)          (.06)            --
                                                 ------------  -------------   -------------  -------------  -------------
 Net Increase (Decrease) in Net Asset Value              (.36)          1.63           (3.11)          1.46           1.12
                                                 ------------  -------------   -------------  -------------  -------------
NET ASSET VALUE--END OF PERIOD                       $  11.44       $  11.80        $  10.17       $  13.28       $  11.82
                                                 ============  =============   =============  =============  =============
TOTAL INVESTMENT RETURN                                  0.08%         20.16%         (20.45)%        12.86%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                          2.37%          1.89%           1.52%          2.71%          8.47%**
 Net Expenses                                            2.01%          1.89%           1.52%          2.71%          2.40%**
 Net Investment Income                                   3.22%          3.47%           3.55%          1.92%          3.49%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                             1,247%         1,505%          1,611%         1,463%           761%
 Net Assets, End of Period (000's omitted)           $  4,521       $  5,011        $  1,136       $  4,973       $    892
--------------------------------------------------------------------------------------------------------------------------

                                                        JULY 29,       JUNE 24,        MAY 29
                                                         1997 TO        1997 TO       1997 TO
                                                      AUGUST 12,       JULY 14,       JUNE 5,
                                                           1997+          1997+        1997+*
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--BEGINNING OF PERIOD                    $  10.92      $   10.44      $  10.00
                                                  --------------  -------------  ------------
 Net Investment Income                                       .02            .10
 Net Realized and Unrealized Gains
   (Losses) on Securities                                   (.38)           .13           .15
                                                  --------------  -------------  ------------
 Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                (.36)           .23           .15
 Distributions to Shareholders from:
   Net Investment Income                                      --             --            --
                                                  --------------  -------------  ------------
 Net Increase (Decrease) in Net Asset Value                 (.36)           .23           .15
                                                  --------------  -------------  ------------
NET ASSET VALUE--END OF PERIOD                          $  10.56      $   10.67      $  10.15
                                                  ==============  =============  ============
TOTAL INVESTMENT RETURN                                      N/A            N/A           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                            49.63%**       12.68%**       5.43%**
 Net Expenses                                               2.40%**        2.40%**       2.40%**
 Net Investment Income                                      3.80%**        7.94%**       1.86%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                    0%             0%            0%
 Net Assets, End of Period (000's omitted)              $     --      $      --      $     --
-------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
    WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.
++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR             YEAR              YEAR             YEAR         PERIOD
                                                        ENDED            ENDED             ENDED            ENDED          ENDED
                                                 DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                         2001             2000              1999             1998          1997*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                  $  4.31         $   5.43          $   5.81         $   7.02     $    10.00
                                             ----------------  ---------------  ----------------  ---------------  -------------
 Net Investment Loss                                     (.04)            (.07)             (.07)            (.16)          (.11)
 Net Realized and Unrealized Losses
   on Securities                                          .60            (1.05)             (.14)           (1.05)         (2.87)
                                             ----------------  ---------------  ----------------  ---------------  -------------
 Net Decrease in Net Asset
   Value Resulting from Operations                        .56            (1.12)             (.21)           (1.21)         (2.98)
 Distributions to Shareholders from:
   Net Investment Income                                   --               --                --               --             --
   Net Realized Capital Gains                              --               --              (.17)              --             --
                                             ----------------  ---------------  ----------------  ---------------  -------------
 Net Decrease in Net Asset Value                          .56            (1.12)             (.38)           (1.21)         (2.98)
                                             ----------------  ---------------  ----------------  ---------------  -------------
NET ASSET VALUE--END OF PERIOD                        $  4.87         $   4.31          $   5.43         $   5.81     $     7.02
                                             ================  ===============  ================  ===============  =============
TOTAL INVESTMENT RETURN                                 12.99%          (20.63)%           (3.58)%         (17.24)%          N/A
RATIOS TO AVERAGE NET ASSETS
 Gross Expenses                                          2.18%            2.04%             2.17%            3.39%          9.76%**
 Net Expenses                                            2.18%            2.04%             2.17%            3.23%          2.80%**
 Net Investment Income (Loss)                           (0.79)%          (1.45)%           (1.39)%          (2.31)%        (2.19)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                               957%             965%            1,239%           1,739%           914%
 Net Assets, End of Period (000's omitted)            $   875         $  3,400          $  6,992         $  2,695     $      518
---------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP. AND NASDAQ (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYNDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                        -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUND
OTC

SECTOR FUNDS
FINANCIAL SERVICES
HEALTH CARE

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUND

SECTOR FUNDS

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into two categories:

BENCHMARK FUND - OTC Fund

SECTOR FUNDS - Financial Services Fund and Health Care Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

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                                        3

   TABLE OF CONTENTS

    RYDEX BENCHMARK FUND
6   OTC FUND

    RYDEX SECTOR FUNDS
6   COMMON RISK/RETURN INFORMATION
7   FINANCIAL SERVICES FUND
8   Health Care FUND

9   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

12  PURCHASING AND REDEEMING SHARES

13  DIVIDENDS, DISTRIBUTIONS, AND TAXES

13  MANAGEMENT OF THE FUNDS

15  FINANCIAL HIGHLIGHTS

17  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

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                                        4

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                                        5

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
The OTC Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                             OTC FUND          NASDAQ 100 INDEX(2)
---------------------------------------------------------------------------------
PAST ONE YEAR                                -35.17%                -32.66%
SINCE INCEPTION (05/07/97)                    10.31%                 12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

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                                        6

RYDEX SECTOR FUNDS

FINANCIAL SERVICES FUND

HEALTH CARE FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

The Sector Funds do not have a performance history for a full calendar year.

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                                        7

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

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                                        8

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

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                                        9

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUND'S INVESTMENT OBJECTIVES
The OTC Fund's objective is to provide investment results that match 100% of the performance of the NASDAQ 100 Index(R) on a daily basis.

The current benchmark used by each Fund is set forth below:

A BRIEF GUIDE TO THE BENCHMARK.
THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUND. The Advisor's primary objective for a Benchmark Fund is to correlate with the performance of the index underlying the Fund's benchmark.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

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                                       10

INDUSTRY CONCENTRATION RISK (ALL FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (OTC FUND) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

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                                       11

  OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

  The risks associated with the Funds' use of futures and options contracts include:
  - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

  - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

  - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SWAP COUNTERPARTY CREDIT RISK (OTC FUND) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

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                                       12

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

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                                       13

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

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                                       14

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                 ADVISORY FEE
---------------------------------------------------------------------------------
OTC                                                                      .75%

SECTOR FUNDS                                                             .85%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

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                                       15

OTC FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's)operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                   YEAR          YEAR           YEAR           YEAR          PERIOD
                                                                  ENDED         ENDED          ENDED          ENDED           ENDED
                                                            DECEMBER31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                   2001          2000           1999           1998           1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                        $    22.83   $     38.52   $      19.57   $      10.65   $   10.00
                                                             ----------   -----------   ------------   ------------   ----------
  Net Investment Loss                                              (.23)         (.44)          (.33)          (.40)        (.09)
  Net Realized and Unrealized Gains (Losses) on Securities        (7.80)       (13.50)         19.88           9.32          .74
                                                             ----------   -----------   ------------   ------------   ----------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                                (8.03)       (13.94)         19.55           8.92          .65
  Distributions to Shareholders from:
   Net Realized Capital Gains                                        --         (1.75)          (.60)            --           --
                                                             ----------   -----------   ------------   ------------   ----------
  Net Increase (Decrease) in Net Asset Value                      (8.03)       (15.69)         18.95           8.92          .65
                                                             ----------   -----------   ------------   ------------   ----------
NET ASSET VALUE--END OF PERIOD                               $    14.80   $     22.83   $      38.52   $      19.57   $    10.65
                                                             ==========   ===========   ============   ============   ==========
TOTAL INVESTMENT RETURN                                          (35.17)%      (38.19)%       101.32%         83.76%         N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                   1.45%         1.46%          1.55%          2.96%        9.07%**
  Net Expenses                                                     1.45%         1.46%          1.55%          2.96%        2.80%**
  Net Investment Income (Loss)                                    (1.31)%       (1.23)%        (1.24)%        (2.67)%      (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                        139%          324%           953%         1,077%         450%
  Net Assets, End of Period (000's omitted)                  $  164,619   $   420,674   $    373,458   $     22,038   $    2,367
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS:  MAY 7, 1997
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.
+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                    FINANCIAL
                                                                     SERVICES      HEALTH CARE
                                                                         FUND             FUND
                                                                  -----------      -----------
                                                                       PERIOD           PERIOD
                                                                        ENDED            ENDED
                                                                 DECEMBER 31,     DECEMBER 31,
                                                                        2001*           2001**
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                             $     25.00      $     25.00
                                                                  -----------      -----------
  Net Investment Loss+                                                   (.02)            (.30)
  Net Realized and Unrealized Losses
   on Securities                                                        (1.08)            (.88)
                                                                  -----------      -----------
  Net Decrease in Net Asset Value
   Resulting from Operations                                            (1.10)           (1.18)

  Distributions to Shareholders from:
   Net Investment Income                                                   --               --
   Net Realized Capital Gains                                              --               --
                                                                  -----------      -----------
  Net Decrease in Net Asset Value                                       (1.10)           (1.18)
                                                                  -----------      -----------
NET ASSET VALUE--END OF PERIOD                                    $     23.90      $     23.82
                                                                  ===========      ===========
TOTAL INVESTMENT RETURN                                                 (4.40)%          (4.72)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                                       2.19%            2.23%
  Net Expenses**                                                         2.19%            2.23%
  Net Investment Loss**                                                 (0.11)%          (1.33)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                              315%             757%
  Net Assets, End of Period (000's omitted)                       $     2,607      $       951
----------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.
* SINCE COMMENCEMENT OF OPERATIONS: JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.
** ANNUALIZED
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

BENCHMARK INFORMATION

NASDAQ (THE "INDEX PUBLISHER") DOES NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, THE INDEX PUBLISHER DOES NOT:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

     A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
     PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS
U.S. GOVERNMENT BOND
MEDIUS
MEKROS
LARGE-CAP EUROPE
LARGE-CAP JAPAN
TITAN 500
VELOCITY 100

STRATEGIC FUND
SECTOR ROTATION

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
REAL ESTATE
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

STRATEGIC FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into three categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Medius Fund, Mekros Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Titan 500 Fund, and Velocity 100 Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

STRATEGIC FUND - Sector Rotation Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

    TABLE OF CONTENTS

    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
7   URSA FUND
8   OTC FUND
9   ARKTOS FUND
10  U.S. GOVERNMENT BOND FUND
11  MEDIUS FUND
12  MEKROS FUND
13  LARGE-CAP EUROPE FUND
14  LARGE-CAP JAPAN FUND
15  TITAN 500 FUND
16  VELOCITY 100 FUND

    RYDEX SECTOR FUNDS
17  COMMON RISK/RETURN INFORMATION
18  BANKING FUND
19  BASIC MATERIALS FUND
20  BIOTECHNOLOGY FUND
21  CONSUMER PRODUCTS FUND
22  ELECTRONICS FUND
23  ENERGY FUND
24  ENERGY SERVICES FUND
25  FINANCIAL SERVICES FUND
26  HEALTH CARE FUND
27  INTERNET FUND
28  LEISURE FUND
29  PRECIOUS METALS FUND
30  REAL ESTATE FUND
31  RETAILING FUND
32  TECHNOLOGY FUND
33  TELECOMMUNICATIONS FUND
34  TRANSPORTATION FUND
35  UTILITIES FUND

    RYDEX STRATEGIC FUND
36  SECTOR ROTATION FUND

37  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

40  PURCHASING AND REDEEMING SHARES

41  DIVIDENDS, DISTRIBUTIONS, AND TAXES

41  MANAGEMENT OF THE FUNDS

43  FINANCIAL HIGHLIGHTS

53  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND                                   MEKROS FUND

URSA FUND                                   LARGE-CAP EUROPE FUND

OTC FUND                                    LARGE-CAP JAPAN FUND

ARKTOS FUND                                 TITAN 500 FUND

U.S. GOVERNMENT BOND FUND                   VELOCITY 100 FUND

MEDIUS FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

FUND PERFORMANCE INFORMATION

The Arktos, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500 and Velocity 100 Funds do not have a performance history for a full calendar year.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                            NOVA FUND           S&P 500 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                -23.58%               -13.04%
SINCE INCEPTION (05/07/97)                     3.85%                 7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998         -21.93
1999         -15.06
2000          16.05
2001          14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                              URSA FUND         S&P 500 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                  14.99%                -13.04%
SINCE INCEPTION (06/10/97)(3)                  -5.76%                  6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                           OTC FUND          NASDAQ 100 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                               -35.17%             -32.66%
SINCE INCEPTION (05/07/97)                   10.31%              12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

ARKTOS FUND
FUND INFORMATION

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S.Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          12.85
1999         -20.47
2000          20.20
2001           0.08

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                   U.S. GOVERNMENT            LEHMAN LONG
                                      BOND FUND           TREASURY BOND INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                           0.08%                   -1.61%
SINCE INCEPTION (08/18/97)(3)           3.98%                    1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
    12, 1997, -3.30%.

MEDIUS FUND
FUND INFORMATION

FUND OBJECTIVE
The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400 Index(R). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the S&P MidCap 400 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

MID-CAP RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MEKROS FUND
FUND INFORMATION

FUND OBJECTIVE
The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALL-CAP RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

LARGE-CAP JAPAN FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

CURRENCY RISK - The value of securities denominated in Japanese yen can change when the Japanese yen strengthens or weakens relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in Japan. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

TITAN 500 FUND
FUND INFORMATION

FUND OBJECTIVE
The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index(R) (the "underlying index"). The investment objective of the Titan 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Titan 500 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Titan 500 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

VELOCITY 100 FUND
FUND INFORMATION

FUND OBJECTIVE
The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Velocity 100 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Velocity 100 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Velocity 100 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

RYDEX SECTOR FUNDS

BANKING FUND                                          INTERNET FUND

BASIC MATERIALS FUND                                  LEISURE FUND

BIOTECHNOLOGY FUND                                    PRECIOUS METALS FUND

CONSUMER PRODUCTS FUND                                REAL ESTATE FUND

ELECTRONICS FUND                                      RETAILING FUND

ENERGY FUND                                           TECHNOLOGY FUND

ENERGY SERVICES FUND                                  TELECOMMUNICATIONS FUND

FINANCIAL SERVICES FUND                               TRANSPORTATION FUND

HEALTH CARE FUND                                      UTILITIES FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds, with the exception of the Precious Metals Fund, do not have a performance history for a full calendar year.

BANKING FUND
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

SMALL ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

SMALL ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

SMALLER COMPANY RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1998         -17.24
1999          -3.58
2000         -20.63
2001          12.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.23% (QUARTER ENDED SEPTEMBER 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.68% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                      PRECIOUS METALS FUND      S&P 500 INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                                12.99%                 -13.04%
SINCE INCEPTION (05/29/97)                  -13.92%                   6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

REAL ESTATE FUND
FUND INFORMATION

FUND OBJECTIVE
The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that will affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

SECTOR ROTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY
The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks the fifty-nine industries comprising the components of the S&P 1500 Index, based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in leveraged instruments such as futures contracts, options and swap transactions.

RISK CONSIDERATIONS
The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
With the exception of the Medius Fund, Mekros Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                                                  BENCHMARK
--------------------------------------------------------------------------------------------------------
NOVA FUND                                             150% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
URSA FUND                                             INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 Index(R)
OTC FUND                                              100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
ARKTOS FUND                                           INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
U.S. GOVERNMENT BOND FUND                             120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
MEDIUS FUND                                           S&P MIDCAP 400 INDEX(R)
MEKROS FUND                                           RUSSELL 2000(R) INDEX
LARGE-CAP EUROPE FUND                                 DOW JONES STOXX 50(R) INDEX
LARGE-CAP JAPAN FUND                                  TOPIX 100 INDEX
TITAN 500 FUND                                        200% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
VELOCITY 100 FUND                                     200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

THE S&P MIDCAP 400 INDEX(R). The S&P MidCap 400 Index(R) is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation.

DOW JONES STOXX 50(R) INDEX. The Dow Jones Stoxx 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

With the exception of the Sector Rotation Fund, the Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds - the Nova, U.S. Government Bond, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500, and Velocity 100 Funds - are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, Tempest 500, and Venture 100 Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

SECTOR ROTATION FUND. Each month, the Advisor ranks all industries (as defined by Global Industry Classification Standard ("GICS")) comprising the S&P 1500 according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, VELOCITY 100, VENTURE 100, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC, Arktos, and Velocity 100 Funds' benchmark - the NASDAQ 100 Index(R) - is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, SECTOR ROTATION, AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) - Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country - Japan
- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:

   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET AND SECTOR ROTATION FUNDS) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. In addition, the Sector Rotation Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC, ARKTOS, MEDIUS, MEKROS, TITAN 500, VELOCITY 100, SECTOR ROTATION, AND SECTOR FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, AND ARKTOS FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER ISSUER RISK (MEDIUS, MEKROS, BIOTECHNOLOGY, ELECTRONICS, INTERNET AND SECTOR ROTATION FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Bond Fund, which declares and pays dividends daily to the insurance company and the Real Estate Fund, which declares and pays dividends quarterly. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                    ADVISORY FEE
------------------------------------------------------------------------------------
NOVA                                                                       .75%

URSA                                                                       .90%

OTC                                                                        .75%

ARKTOS                                                                     .90%

U.S. GOVERNMENT BOND                                                       .50%

MEDIUS                                                                     .90%

MEKROS                                                                     .90%

LARGE-CAP EUROPE                                                           .90%

LARGE-CAP JAPAN                                                            .90%

TITAN 500                                                                  .90%

VELOCITY 100                                                               .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                      .85%

PRECIOUS METALS                                                            .75%

SECTOR ROTATION*                                                           .90%

* THE SECTOR ROTATION FUND HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001. FIGURE REPRESENTS CONTRACTUAL FEE AMOUNT FOR CURRENT FISCAL YEAR.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                      YEAR          YEAR          YEAR          YEAR       PERIOD
                                                                     ENDED         ENDED         ENDED         ENDED        ENDED
                                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                                      2001          2000          1999          1998        1997*
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE-
 BEGINNING OF PERIOD                                              $  13.88     $   18.57     $   15.88     $   12.21    $   10.00
                                                                  --------     ---------     ---------     ---------    ---------
 Net Investment Income                                                 .30           .74           .49           .04          .07
 Net Realized and Unrealized Gains (Losses) on Securities            (3.81)        (4.16)         3.10          3.63         2.14
                                                                  --------     ---------     ---------     ---------    ---------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                          (3.51)        (3.42)         3.59          3.67         2.21
 Distributions to Shareholders from:
  Net Investment Income                                              (1.70)         (.15)         (.01)           --           --
  Net Realized Capital Gains                                            --         (1.12)         (.89)           --           --
                                                                  --------     ---------     ---------     ---------    ---------
 Net Increase (Decrease) in Net Asset Value                          (5.21)        (4.69)         2.69          3.67         2.21
                                                                  --------     ---------     ---------     ---------    ---------
NET ASSET VALUE-END OF PERIOD                                     $   8.67     $   13.88     $   18.57     $   15.88    $   12.21
                                                                  ========     =========     =========     =========    =========
TOTAL INVESTMENT RETURN                                             (23.58)%      (20.30)%       23.28%        30.06%         N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                       1.45%         1.42%         1.55%         3.26%        9.09%**
 Net Expenses                                                         1.45%         1.42%         1.55%         3.22%        2.80%**
 Net Investment Income                                                2.61%         4.45%         2.90%         0.27%        0.91%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                              0%            0%            0%            0%         178%
 Net Assets, End of Period (000's omitted)                        $ 60,941     $ 178,118     $  92,922     $  29,258    $  10,448
------------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                          YEAR          YEAR           YEAR           YEAR      JUNE 10,    MAY 24,       MAY 7,
                                         ENDED         ENDED          ENDED          ENDED      1997 TO     1997 TO      1997 TO
                                  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    JUNE 3,      MAY 21,
                                          2001          2000           1999           1998         1997+      1997+       1997+*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:++
NET ASSET VALUE-
 BEGINNING OF PERIOD                  $   6.09      $   5.35       $   6.30      $    8.07      $   9.36    $  9.57     $  10.00
                                      --------      --------       --------      ---------      --------    -------     --------
 Net Investment Income (Loss)              .12           .22            .20            .06          (.01)        --         (.04)
 Net Realized and Unrealized Gains
  (Losses) on Securities                   .88           .70          (1.15)         (1.83)        (1.28)       .01         (.33)
                                      --------      --------       --------      ---------      --------    -------     --------
 Net Increase (Decrease) in
  Net Asset Value Resulting from
   Operations                             1.00           .92           (.95)         (1.77)        (1.29)       .01         (.37)
 Distributions to Shareholders
  from:
  Net Investment Income                   (.80)         (.18)            --             --            --         --           --
  Net Realized Capital Gains                --            --             --             --            --         --           --
                                      --------      --------       --------      ---------      --------    -------     --------
 Net Increase (Decrease) in
  Net Asset Value                          .20           .74           (.95)         (1.77)        (1.29)       .01         (.37)
                                      --------      --------       --------      ---------      --------    -------     --------
NET ASSET VALUE-END OF PERIOD         $   6.29      $   6.09       $   5.35      $    6.30      $   8.07    $  9.58     $   9.63
                                      ========      ========       ========      =========      ========    =======     ========
TOTAL INVESTMENT RETURN                  14.99%        16.05%        (15.06)%       (21.93)%         N/A        N/A          N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                           1.89%         1.59%          1.73%          3.76%         9.21%**   85.10%**     13.62%**
 Net Expenses                             1.89%         1.59%          1.73%          3.59%         2.90%**    2.90%**      2.90%**
 Net Investment Income (Loss)             1.85%         4.02%          3.34%          0.89%        (0.27)%**   2.76%**    (10.05)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                  0%            0%             0%             0%            0%         0%           0%
 Net Assets, End of Period
  (000's omitted)                     $ 18,997      $ 31,829       $ 32,310      $   5,509      $  2,879    $    --     $     --
------------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                            YEAR            YEAR            YEAR            YEAR         PERIOD
                                                           ENDED           ENDED           ENDED           ENDED          ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                            2001            2000            1999            1998          1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE-
 BEGINNING OF PERIOD                                   $   22.83       $   38.52       $   19.57       $   10.65       $  10.00
                                                       ---------       ---------       ---------       ---------       --------
 Net Investment Loss                                        (.23)           (.44)           (.33)           (.40)          (.09)
 Net Realized and Unrealized Gains
  (Losses) on Securities                                   (7.80)         (13.50)          19.88            9.32            .74
                                                       ---------       ---------       ---------       ---------       --------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations                          (8.03)         (13.94)          19.55            8.92            .65
 Distributions to Shareholders from:
  Net Realized Capital Gains                                  --           (1.75)           (.60)             --             --
                                                       ---------       ---------       ---------       ---------       --------
 Net Increase (Decrease) in Net Asset Value                (8.03)         (15.69)          18.95            8.92            .65
                                                       ---------       ---------       ---------       ---------       --------
NET ASSET VALUE-END OF PERIOD                          $   14.80       $   22.83       $   38.52       $   19.57       $  10.65
                                                       =========       =========       =========       =========       ========
TOTAL INVESTMENT RETURN                                   (35.17)%        (38.19)%        101.32%          83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                             1.45%           1.46%           1.55%           2.96%          9.07%**
 Net Expenses                                               1.45%           1.46%           1.55%           2.96%          2.80%**
 Net Investment Income (Loss)                              (1.31)%          (1.23)%        (1.24)%         (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                  139%            324%            953%          1,077%           450%
 Net Assets, End of Period (000's omitted)             $ 164,619       $ 420,674       $ 373,458       $  22,038       $  2,367
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                               ARKTOS     TITAN 500       VELOCITY         MEDIUS         MEKROS
                                                                 FUND          FUND       100 FUND           FUND           FUND
                                                         ------------  ------------   ------------   ------------   ------------
                                                               PERIOD        PERIOD         PERIOD         PERIOD         PERIOD
                                                                ENDED         ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001*         2001*          2001*          2001*          2001*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
 BEGINNING OF PERIOD                                         $  25.00      $  25.00       $  25.00       $  25.00      $   25.00
                                                             --------      --------       --------       --------      ---------
 Net Investment Income (Loss)+                                    .03          (.25)          (.59)          (.20)          (.31)
 Net Realized and Unrealized Gains on Securities.                4.45          5.12          14.56           6.88           7.56
                                                             --------      --------       --------       --------      ---------
 Net Increase in Net Asset Value
  Resulting from Operations                                      4.48          4.87          13.97           6.68           7.25
 Distributions to Shareholders from:
  Net Investment Income                                            --            --             --             --             --
  Net Realized Capital Gains                                       --            --             --           (.47)          (.34)
                                                             --------      --------       --------       --------      ---------
 Net Increase in Net Asset Value                                 4.48          4.87          13.97           6.21           6.91
                                                             --------      --------       --------       --------      ---------
NET ASSET VALUE-END OF PERIOD                                $  29.48      $  29.87       $  38.97       $  31.21      $   31.91
                                                             ========      ========       ========       ========      =========
TOTAL INVESTMENT RETURN                                         17.92%        19.48%         55.88%         26.67%         28.97%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                2.23%         2.22%          2.34%          2.27%          2.26%
 Net Expenses**                                                  2.23%         2.22%          2.34%          2.27%          2.26%
 Net Investment Loss**                                           0.10%        (1.11)%        (1.77)%        (0.87)%        (0.96)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                        --            --             --          3,707%           848%
 Net Assets, End of Period (000's omitted).                  $  5,955      $    311       $    477       $    754      $   8,524
----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001-ARKTOS FUND; OCTOBER 1, 2001-TITAN 500 FUND, VELOCITY 100 FUND, MEDIUS FUND, MEKROS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                     YEAR         YEAR         YEAR         YEAR    AUGUST 18,     JULY 29,   JUNE 24,    MAY 29
                                    ENDED        ENDED        ENDED        ENDED       1997 TO      1997 TO    1997 TO   1997 TO
                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,   AUGUST 12,   JULY 14,   JUNE 5,
                                     2001         2000         1999         1998         1997+        1997+      1997+    1997+*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:++
NET ASSET VALUE-
 BEGINNING OF PERIOD              $ 11.80      $ 10.17      $ 13.28      $ 11.82     $   10.70     $  10.92    $ 10.44   $ 10.00
                                  -------      -------      -------      -------     ---------     --------    -------   -------
 Net Investment Income                .37          .38          .41          .24           .15          .02        .10
 Net Realized and Unrealized
  Gains (Losses) on Securities       (.36)        1.63        (3.09)        1.28           .97         (.38)       .13       .15
                                  -------      -------      -------      -------     ---------     --------    -------   -------
 Net Increase (Decrease) in Net
  Asset Value
  Resulting from Operations           .01         2.01        (2.68)        1.52          1.12         (.36)       .23       .15
 Distributions to Shareholders
  from:
  Net Investment Income              (.37)        (.38)        (.43)        (.06)           --           --         --        --
                                  -------      -------      -------      -------     ---------     --------    -------   -------
 Net Increase (Decrease) in Net
  Asset Value                        (.36)        1.63        (3.11)        1.46          1.12         (.36)       .23       .15
                                  -------      -------      -------      -------     ---------     --------    -------   -------
NET ASSET VALUE-END OF PERIOD     $ 11.44      $ 11.80      $ 10.17      $ 13.28     $   11.82     $  10.56    $ 10.67   $ 10.15
                                  =======      =======      =======      =======     =========     ========    =======   =======
TOTAL INVESTMENT RETURN              0.08%       20.16%      (20.45)%      12.86%          N/A          N/A        N/A       N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                      2.37%        1.89%        1.52%        2.71%         8.47%**     49.63%**   12.68%**   5.43%**
 Net Expenses                        2.01%        1.89%        1.52%        2.71%         2.40%**      2.40%**    2.40%**   2.40%**
 Net Investment Income               3.22%        3.47%        3.55%        1.92%         3.49%**      3.80%**    7.94%**   1.86%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***         1,247%       1,505%       1,611%       1,463%          761%           0%         0%        0%
 Net Assets, End of Period
  (000's omitted)                 $ 4,521      $ 5,011      $ 1,136      $ 4,973     $     892     $     --    $    --   $    --
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                LARGE-CAP       LARGE-CAP
                                                                              EUROPE FUND      JAPAN FUND
                                                                              -----------      ----------
                                                                                   PERIOD          PERIOD
                                                                                    ENDED           ENDED
                                                                             DECEMBER 31,    DECEMBER 31,
                                                                                    2001*           2001*
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
 BEGINNING OF PERIOD                                                             $  25.00        $  25.00
                                                                                 --------        --------
 Net Investment Income (Loss)+                                                       (.16)           (.16)
 Net Realized and Unrealized Gains (Losses) on Securities                            3.17           (2.93)
                                                                                 --------        --------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                          3.01           (3.09)
 Distributions to Shareholders from:
  Net Investment Income                                                                --              --
  Net Realized Capital Gains                                                           --              --
                                                                                 --------        --------
 Net Increase (Decrease) in Net Asset Value                                          3.01           (3.09)
                                                                                 --------        --------
NET ASSET VALUE-END OF PERIOD                                                    $  28.01        $  21.91
                                                                                 ========        ========
TOTAL INVESTMENT RETURN                                                             12.04%         (12.36)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                                    2.17%           2.23%
 Net Expenses**                                                                      2.17%           2.23%
 Net Investment Loss**                                                              (0.55)%         (0.62)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                            --              --
 Net Assets, End of Period (000's omitted)                                       $  1,322        $    643
----------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                                  BASIC          BIO-       CONSUMER
                                                  BANKING     MATERIALS    TECHNOLOGY       PRODUCTS    ELECTRONICS         ENERGY
                                                     FUND          FUND          FUND           FUND           FUND           FUND
                                             ------------  ------------  ------------   ------------   ------------  -------------
                                                   PERIOD        PERIOD        PERIOD         PERIOD         PERIOD         PERIOD
                                                    ENDED         ENDED         ENDED          ENDED          ENDED          ENDED
                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    2001*         2001*         2001*          2001*         2001*           2001*
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                              $ 25.00       $ 25.00       $ 25.00        $ 25.00        $ 25.00        $ 25.00
                                                  -------       -------       -------        -------        -------        -------
 Net Investment Income (Loss)+                        .45           .22          (.55)           .05           (.43)          (.11)
 Net Realized and Unrealized Gains
  (Losses) on Securities                             (.24)        (1.01)          .22            .27          (3.93)         (3.79)
                                                  -------       -------       -------        -------        -------        -------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           .21          (.79)         (.33)           .32          (4.36)         (3.90)
 Distributions to Shareholders from:
  Net Investment Income                                --            --            --             --             --             --
  Net Realized Capital Gains                           --            --            --             --             --             --
                                                  -------       -------       -------        -------        -------        -------
 Net Increase (Decrease) in Net Asset Value           .21          (.79)         (.33)           .32          (4.36)         (3.90)
                                                  -------       -------       -------        -------        -------        -------
NET ASSET VALUE-END OF PERIOD                     $ 25.21       $ 24.21       $ 24.67        $ 25.32        $ 20.64        $ 21.10
                                                  =======       =======       =======        =======        =======        =======
TOTAL INVESTMENT RETURN                              0.84%        (3.16)%       (1.32)%         1.28%        (17.44)%       (15.60)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                    1.99%         1.95%         2.27%          2.07%          2.36%          2.05%
 Net Expenses**                                      1.99%         1.95%         2.27%          2.07%          2.36%          2.05%
 Net Investment Gain (Loss)**                        1.80%         0.85%        (2.24)%         0.19%         (2.13)%        (0.50)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           605%          929%          720%           285%           466%           478%
 Net Assets, End of Period (000's omitted)        $   630       $   929       $ 1,959        $ 1,305        $ 1,423        $ 2,177
------------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-BANKING FUND, BASIC MATERIALS FUND, BIOTECHNOLOGY FUND; MAY 29, 2001-CONSUMER PRODUCTS FUND, ENERGY FUND; AUGUST 3, 2001-ELECTRONICS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                     ENERGY       FINANCIAL
                                                   SERVICES        SERVICES     HEALTH CARE         INTERNET          LEISURE
                                                       FUND            FUND            FUND             FUND             FUND
                                               ------------    ------------    ------------     ------------     ------------
                                                     PERIOD          PERIOD          PERIOD           PERIOD           PERIOD
                                                      ENDED           ENDED           ENDED            ENDED            ENDED
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      2001*           2001*           2001*            2001*            2001*
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
 BEGINNING OF PERIOD                                $ 25.00         $ 25.00         $ 25.00          $ 25.00          $ 25.00
                                                    -------         -------         -------          -------          -------
 Net Investment Loss+                                  (.24)           (.02)           (.30)            (.37)            (.30)
 Net Realized and Unrealized Losses
  on Securities                                       (7.02)          (1.08)           (.88)           (8.87)           (6.61)
                                                    -------         -------         -------          -------          -------
 Net Decrease in Net Asset Value
  Resulting from Operations                           (7.26)          (1.10)          (1.18)           (9.24)           (6.91)

 Distributions to Shareholders from:
  Net Investment Income                                  --              --              --               --               --
  Net Realized Capital Gains                             --              --              --               --               --
                                                    -------         -------         -------          -------          -------
 Net Decrease in Net Asset Value                      (7.26)          (1.10)          (1.18)           (9.24)           (6.91)
                                                    -------         -------         -------          -------          -------
NET ASSET VALUE-END OF PERIOD                       $ 17.74         $ 23.90         $ 23.82          $ 15.76          $ 18.09
                                                    =======         =======         =======          =======          =======
TOTAL INVESTMENT RETURN                              (29.04)%         (4.40)%         (4.72)%         (36.96)%         (27.64)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                      2.06%           2.19%           2.23%            2.33%            1.98%
 Net Expenses**                                        2.06%           2.19%           2.23%            2.33%            1.98%
 Net Investment Loss**                                (1.26)%         (0.11)%         (1.33)%          (2.29)%          (1.49)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           3,182%            315%            757%           2,341%             269%
 Net Assets, End of Period (000's omitted)          $ 1,551         $ 2,607         $   951          $   891          $   804
-------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-ENERGY SERVICES FUND; MAY 22, 2001-LEISURE FUND; MAY 24, 2001-INTERNET FUND; JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

                                                          YEAR            YEAR            YEAR             YEAR           PERIOD
                                                         ENDED           ENDED           ENDED            ENDED            ENDED
                                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                          2001            2000            1999             1998            1997*
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                                   $  4.31         $  5.43         $  5.81          $  7.02           $10.00
                                                       -------         -------         -------          -------           ------
 Net Investment Loss                                      (.04)           (.07)           (.07)            (.16)            (.11)
 Net Realized and Unrealized Losses on
  Securities                                               .60           (1.05)           (.14)           (1.05)           (2.87)
                                                       -------         -------         -------          -------           ------
 Net Decrease in Net Asset
  Value Resulting from Operations                          .56           (1.12)           (.21)           (1.21)           (2.98)
 Distributions to Shareholders from:
  Net Investment Income                                     --              --              --               --               --
  Net Realized Capital Gains                                --              --            (.17)              --               --
                                                       -------         -------         -------          -------           ------
 Net Decrease in Net Asset Value                           .56           (1.12)           (.38)           (1.21)           (2.98)
                                                       -------         -------         -------          -------           ------
NET ASSET VALUE-END OF PERIOD                          $  4.87         $  4.31         $  5.43          $  5.81           $ 7.02
                                                       =======         =======         =======          =======           ======
TOTAL INVESTMENT RETURN                                  12.99%         (20.63)%         (3.58)%         (17.24)%            N/A
RATIOS TO AVERAGE NET ASSETS
 Gross Expenses                                           2.18%           2.04%           2.17%            3.39%            9.76%**
 Net Expenses                                             2.18%           2.04%           2.17%            3.23%            2.80%**
 Net Investment Income (Loss)                            (0.79)%         (1.45)%         (1.39)%          (2.31)%          (2.19)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                957%            965%          1,239%           1,739%             914%
 Net Assets, End of Period (000's omitted)             $   875         $ 3,400         $ 6,992          $ 2,695           $  518
------------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                          TELECOMMUNI-        TRANS-
                                                      REAL     RETAILING     TECHNOLOGY        CATIONS     PORTATION     UTILITIES
                                               ESTATE FUND          FUND           FUND           FUND          FUND          FUND
                                             -------------   -----------   ------------   ------------  ------------  ------------
                                                    PERIOD        PERIOD         PERIOD         PERIOD        PERIOD        PERIOD
                                                     ENDED         ENDED          ENDED          ENDED         ENDED         ENDED
                                              DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                     2001*         2001*          2001*          2001*         2001*         2001*
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
 BEGINNING OF PERIOD                               $ 25.00        $ 25.00       $ 25.00        $ 25.00       $ 25.00       $ 25.00
                                                   -------        -------       -------        -------       -------       -------
 Net Investment Income (Loss)+                        1.44           (.38)         (.39)          (.36)         (.20)          .33
 Net Realized and Unrealized Gains (Losses)
  on Securities                                       (.42)          1.03         (6.00)         (2.08)         (.40)        (7.10)
                                                   -------        -------       -------        -------       -------       -------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           1.02            .65         (6.39)         (2.44)         (.60)        (6.77)
 Distributions to Shareholders from:
  Net Investment Income                               (.25)            --            --             --            --            --
  Net Realized Capital Gains                            --             --            --             --            --            --
                                                   -------        -------       -------        -------       -------       -------
 Net Increase (Decrease) in Net Asset Value            .77            .65         (6.39)         (2.44)         (.60)        (6.77)
                                                   -------        -------       -------        -------       -------       -------
NET ASSET VALUE-END OF PERIOD                      $ 25.77        $ 25.65       $ 18.61        $ 22.56       $ 24.40       $ 18.23
                                                   =======        =======       =======        =======       =======       =======
TOTAL INVESTMENT RETURN                               4.09%          2.60%       (25.56)%        (9.76)%       (2.40)%      (27.08)%

RATIOS TO AVERAGE NET ASSETS
 Gross Expenses**                                     2.31%          2.24%         2.34%          2.25%         2.16%         2.08%
 Net Expenses**                                       2.31%          2.24%         2.34%          2.25%         2.16%         2.08%
 Net Investment Income (Loss)**                       5.75%         (1.65)%       (2.08)%        (1.61)%       (0.89)%        1.59%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                             17%           740%          490%         1,316%          609%        1,040%
 Net Assets, End of Period (000's omitted)         $   162        $ 1,994       $ 1,216        $   407       $   522       $   908
------------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND, UTILITIES FUND; JUNE 11, 2001-TRANSPORTATION FUND; JULY 23, 2001-RETAILING FUND; JULY 27, 2001-TELECOMMUNICATIONS FUND; OCTOBER 1, 2001-REAL ESTATE FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

-  THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

-  THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

-  RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

STRATEGIC FUND
SECTOR ROTATION

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

STRATEGIC FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below:

Sector Rotation Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

    TABLE OF CONTENTS

    RYDEX STRATEGIC FUND
5   SECTOR ROTATION FUND

6   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

8   PURCHASING AND REDEEMING SHARES

8   DIVIDENDS, DISTRIBUTIONS, AND TAXES

9   MANAGEMENT OF THE FUNDS

BC  ADDITIONAL INFORMATION

This page intentionally left blank

SECTOR ROTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY
The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks the fifty-nine industries comprising the components of the S&P 1500 Index, based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in leveraged instruments such as futures contracts, options and swap transactions.

RISK CONSIDERATIONS
The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

SECTOR ROTATION FUND. Each month, the Advisor ranks all industries (as defined by Global Industry Classification Standard ("GICS")) comprising the S&P 1500 according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

The Advisor may invest in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position to avoid losses during adverse market conditions. Taking a temporary defensive position could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.

RISKS OF INVESTING IN THE SECTOR ROTATION FUND
As indicated below, the Fund is subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

TRADING HALT RISK - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK - The Sector Rotation Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SMALLER ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of a Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect a Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of a Fund, or the tax consequences of an investment in a Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
SECTOR ROTATION*                                                        .90%

*THE SECTOR ROTATION FUND, HAD NOT COMMENCED OPERATIONS AS OF DECEMBER 31, 2001.
 FIGURE REPRESENTS CONTRACTUAL FEE AMOUNT FOR CURRENT FISCAL YEAR.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

This page intentionally left blank.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS

MAY 1, 2002

SECTOR FUNDS
BASIC MATERIALS
CONSUMER PRODUCTS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
LEISURE
PRECIOUS METALS
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

SECTOR FUNDS

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below

SECTOR FUNDS - Basic Materials Fund, Consumer Products Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, and Transportation Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

          TABLE OF CONTENTS

    RYDEX SECTOR FUNDS
5   COMMON RISK/RETURN INFORMATION
6   BASIC MATERIALS FUND
7   CONSUMER PRODUCTS FUND
8   ENERGY FUND
9   ENERGY SERVICES FUND
10  FINANCIAL SERVICES FUND
11  HEALTH CARE FUND
12  LEISURE FUND
13  PRECIOUS METALS FUND
14  RETAILING FUND
15  TECHNOLOGY FUND
16  TELECOMMUNICATIONS FUND
17  TRANSPORTATION FUND

18  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

20  PURCHASING AND REDEEMING SHARES

21  DIVIDENDS, DISTRIBUTIONS, AND TAXES

21  MANAGEMENT OF THE FUNDS

23  FINANCIAL HIGHLIGHTS

BC  ADDITIONAL INFORMATION

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RYDEX SECTOR FUNDS

BASIC MATERIALS FUND

CONSUMER PRODUCTS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds, with the exception of the Precious Metals Fund, do not have a performance history for a full calendar year.

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                                        6

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

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                                        7

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

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                                        8

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

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                                        9

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

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                                       10

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

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                                       11

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

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                                       12

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

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                                       13

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1998         -17.24
1999          -3.58
2000         -20.63
2001          12.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.23% (QUARTER ENDED SEPTEMBER 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.68% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                              PRECIOUS METALS FUND      S&P 500 INDEX(2)
-----------------------------------------------------------------------------------------
Past One Year                                           12.99%                -13.04%
Since Inception (05/29/97)                             -13.92%                  6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

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                                       14

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

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                                       15

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

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                                       16

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

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                                       17

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

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                                       18

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (ALL FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRADING HALT RISK (ALL FUNDS) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (ALL FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (ALL FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:

   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                         ADVISORY FEE
-------------------------------------------------------------------------
Sector Funds (except precious metals)                              .85%

Precious Metals                                                    .75%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                            BASIC         CONSUMER
                                                                        MATERIALS         PRODUCTS           ENERGY
                                                                             FUND             FUND             FUND
                                                                     ------------     ------------    -------------
                                                                           PERIOD           PERIOD           PERIOD
                                                                            ENDED            ENDED            ENDED
                                                                     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                            2001*         2001*(2)            2001*
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                     $ 25.00          $ 25.00          $ 25.00
                                                                          -------          -------          -------
  Net Investment Income (Loss)+                                               .22              .05             (.11)
  Net Realized and Unrealized Gains (Losses) on Securities                  (1.01)             .27            (3.79)
                                                                          -------          -------          -------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                                 (.79)             .32            (3.90)
  Distributions to Shareholders from:
   Net Investment Income                                                       --               --               --
   Net Realized Capital Gains                                                  --               --               --
                                                                          -------          -------          -------
  Net Increase (Decrease) in Net Asset Value                                 (.79)             .32            (3.90)
                                                                          -------          -------          -------
NET ASSET VALUE--END OF PERIOD                                            $ 24.21          $ 25.32          $ 21.10
                                                                          =======          =======          =======
TOTAL INVESTMENT RETURN                                                     (3.16)%           1.28%          (15.60)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                                           1.95%            2.07%            2.05%
  Net Expenses**                                                             1.95%            2.07%            2.05%
  Net Investment Gain (Loss)**                                               0.85%            0.19%           (0.50)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                  929%             285%             478%
  Net Assets, End of Period (000's omitted)                               $   929          $ 1,305          $ 2,177
----------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: BASIC MATERIALS FUND,
MAY 29, 2001-CONSUMER PRODUCTS FUND, ENERGY FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                       ENERGY       FINANCIAL
                                                     SERVICES        SERVICES       HEALTH CARE        LEISURE
                                                         FUND            FUND              FUND           FUND
                                                 ------------    ------------      ------------   ------------
                                                       PERIOD          PERIOD            PERIOD         PERIOD
                                                        ENDED           ENDED             ENDED          ENDED
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                        2001*           2001*             2001*          2001*
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                 $ 25.00         $ 25.00           $ 25.00        $ 25.00
                                                      -------         -------           -------        -------
  Net Investment Loss+                                   (.24)           (.02)             (.30)          (.30)
  Net Realized and Unrealized Losses
   on Securities                                        (7.02)          (1.08)             (.88)         (6.61)
                                                      -------         -------           -------        -------
  Net Decrease in Net Asset Value
   Resulting from Operations                            (7.26)          (1.10)            (1.18)         (6.91)
  Distributions to Shareholders from:
   Net Investment Income                                   --              --                --             --
   Net Realized Capital Gains                              --              --                --             --
                                                      -------         -------           -------        -------
  Net Decrease in Net Asset Value                       (7.26)          (1.10)            (1.18)         (6.91)
                                                      -------         -------           -------        -------
NET ASSET VALUE--END OF PERIOD                        $ 17.74         $ 23.90           $ 23.82        $ 18.09
                                                      =======         =======           =======        =======
TOTAL INVESTMENT RETURN                                (29.04)%         (4.40)%           (4.72)%       (27.64)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                       2.06%           2.19%             2.23%          1.98%
  Net Expenses**                                         2.06%           2.19%             2.23%          1.98%
  Net Investment Loss**                                 (1.26)%         (0.11)%           (1.33)%        (1.49)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            3,182%            315%              757%           269%
  Net Assets, End of Period (000's omitted)           $ 1,551         $ 2,607           $   951        $   804
------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-ENERGY SERVICES FUND; MAY 22, 2001-LEISURE FUND; JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

                                                               YEAR           YEAR           YEAR            YEAR         PERIOD
                                                              ENDED          ENDED          ENDED           ENDED          ENDED
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                               2001           2000           1999            1998          1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                        $ 4.31        $  5.43        $  5.81         $  7.02        $ 10.00
                                                             ------        -------        -------         -------        -------
  Net Investment Loss                                          (.04)          (.07)          (.07)           (.16)          (.11)
  Net Realized and Unrealized Losses on Securities              .60          (1.05)          (.14)          (1.05)         (2.87)
                                                             ------        -------        -------         -------        -------
  Net Decrease in Net Asset
   Value Resulting from Operations                              .56          (1.12)          (.21)          (1.21)         (2.98)
  Distributions to Shareholders from:
   Net Investment Income                                         --             --             --              --             --
   Net Realized Capital Gains                                    --             --           (.17)             --             --
                                                             ------        -------        -------         -------        -------
  Net Decrease in Net Asset Value                               .56          (1.12)          (.38)          (1.21)         (2.98)
                                                             ------        -------        -------         -------        -------
NET ASSET VALUE--END OF PERIOD                               $ 4.87        $  4.31        $  5.43         $  5.81        $  7.02
                                                             ======        =======        =======         =======        =======
TOTAL INVESTMENT RETURN                                       12.99%        (20.63)%        (3.58)%        (17.24)%          N/A
RATIOS TO AVERAGE NET ASSETS
  Gross Expenses                                               2.18%          2.04%          2.17%           3.39%          9.76%**
  Net Expenses                                                 2.18%          2.04%          2.17%           3.23%          2.80%**
  Net Investment Income (Loss)                                (0.79)%        (1.45)%        (1.39)%         (2.31)%        (2.19)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    957%           965%         1,239%          1,739%           914%
  Net Assets, End of Period (000's omitted)                  $  875        $ 3,400        $ 6,992         $ 2,695        $   518
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                                                                    TELECOMMUNI-         TRANS-
                                                                    RETAILING        TECHNOLOGY          CATIONS      PORTATION
                                                                         FUND              FUND             FUND           FUND
                                                                 ------------      ------------     ------------   ------------
                                                                       PERIOD            PERIOD           PERIOD         PERIOD
                                                                        ENDED             ENDED            ENDED          ENDED
                                                                 DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                        2001*             2001*            2001*         2001**
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                 $ 25.00           $ 25.00          $ 25.00        $ 25.00
                                                                      -------           -------          -------        -------
  Net Investment Income (Loss)+                                          (.38)             (.39)            (.36)          (.20)
  Net Realized and Unrealized Gains (Losses) on Securities               1.03             (6.00)           (2.08)          (.40)
                                                                      -------           -------          -------        -------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                              .65             (6.39)           (2.44)          (.60)
  Distributions to Shareholders from:
   Net Investment Income                                                   --                --               --             --
   Net Realized Capital Gains                                              --                --               --             --
                                                                      -------           -------          -------        -------
  Net Increase (Decrease) in Net Asset Value                              .65             (6.39)           (2.44)          (.60)
                                                                      -------           -------          -------        -------
NET ASSET VALUE--END OF PERIOD                                        $ 25.65           $ 18.61          $ 22.56        $ 24.40
                                                                      =======           =======          =======        =======
TOTAL INVESTMENT RETURN                                                  2.60%           (25.56)%          (9.76)%        (2.40)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses**                                                       2.24%             2.34%            2.25%          2.16%
  Net Expenses**                                                         2.24%             2.34%            2.25%          2.16%
  Net Investment Income (Loss)**                                        (1.65)%           (2.08)%          (1.61)%        (0.89)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                              740%              490%           1,316%           609%
  Net Assets, End of Period (000's omitted)                           $ 1,994           $ 1,216          $   407        $   522
----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND; JUNE 11, 2001-TRANSPORTATION FUND; JULY 23, 2001-RETAILING FUND; JULY 27,
2001-TELECOMMUNICATIONS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
U.S. GOVERNMENT BOND
MEKROS

SECTOR FUNDS
FINANCIAL SERVICES
HEALTH CARE
TECHNOLOGY
UTILITIES

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into three categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, U.S. Government Bond Fund, and Mekros Fund

SECTOR FUNDS - Financial Services Fund, Health Care Fund, Technology Fund, Transportation Fund and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

TABLE OF CONTENTS

     RYDEX BENCHMARK FUNDS
5    COMMON RISK/RETURN INFORMATION
6    NOVA FUND
7    URSA FUND
8    OTC FUND
9    U.S. GOVERNMENT BOND FUND
10   MEKROS FUND

     RYDEX SECTOR FUNDS
11   COMMON RISK/RETURN INFORMATION
12   FINANCIAL SERVICES FUND
13   HEALTH CARE FUND
14   TECHNOLOGY FUND
15   UTILITIES FUND

     MONEY MARKET FUND
16   U.S. Government Money Market Fund

17   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

20   PURCHASING AND REDEEMING SHARES

21   DIVIDENDS, DISTRIBUTIONS, AND TAXES

21   MANAGEMENT OF THE FUNDS

23   FINANCIAL HIGHLIGHTS

31   BENCHMARK INFORMATION

BC   ADDITIONAL INFORMATION

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

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

U.S. GOVERNMENT BOND FUND

MEKROS FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                         NOVA FUND            S&P 500 INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR                             -23.58%                 -13.04%
SINCE INCEPTION (05/07/97)                  3.85%                   7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998         -21.93
1999         -15.06
2000          16.05
2001          14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                              URSA FUND     S&P 500 INDEX(2)
----------------------------------------------------------------------------
PAST ONE YEAR                                   14.99%         -13.04%
SINCE INCEPTION (06/10/97)(3)                   -5.76%           6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          83.76
1999         101.32
2000         -38.19
2001         -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                       OTC FUND     NASDAQ 100 INDEX(2)
-----------------------------------------------------------------------
PAST ONE YEAR                           -35.17%          -32.66%
SINCE INCEPTION (05/07/97)               10.31%           12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998          12.85
1999         -20.47
2000          20.20
2001           0.08

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                   U.S. GOVERNMENT             LEHMAN LONG
                                      BOND FUND           TREASURY BOND INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                           0.08%                   -1.61%
SINCE INCEPTION (08/18/97)(3)           3.98%                    1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
    12, 1997, -3.30%.

MEKROS FUND
FUND INFORMATION

FUND PERFORMANCE INFORMATION
The Mekros Fund does not have a performance history for a full calendar year.

FUND OBJECTIVE
The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALL-CAP RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

RYDEX SECTOR FUNDS

FINANCIAL SERVICES FUND                   TECHNOLOGY FUND

HEALTH CARE FUND                          UTILITIES FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds do not have a performance history for a full calendar year.

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     2.94
1999     3.92
2000     5.21
2001     2.77

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.28% (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                   U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------
PAST ONE YEAR                                     2.77%
SINCE INCEPTION (05/07/97)                        3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
With the exception of the Medius Fund, Mekros Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                                   BENCHMARK
------------------------------------------------------------------------------------------------------------
NOVA FUND                              150% OF THE PERFORMANCE OF THE S&P 500 Index(R)
URSA FUND                              INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 Index(R)
OTC FUND                               100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
U.S. GOVERNMENT BOND FUND              120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
MEKROS FUND                            RUSSELL 2000(R) INDEX

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova, U.S. Government Bond and Mekros Funds -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa Fund, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least
50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC and Arktos Funds' benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC, MEKROS AND SECTOR FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER ISSUER RISK (MEKROS FUND) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK FUNDS) - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Rydex Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and U.S. Government Bond Funds, which declares and pays dividends daily to the insurance company. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                      ADVISORY FEE
------------------------------------------------------
NOVA                                          .75%

URSA                                          .90%

OTC                                           .75%

U.S. GOVERNMENT BOND                          .50%

MEKROS                                        .90%

SECTOR FUNDS                                  .85%

U.S. GOVERNMENT MONEY MARKET                  .50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                 YEAR           YEAR           YEAR           YEAR         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000           1999           1998          1997*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                        $  13.88      $   18.57       $  15.88       $  12.21       $  10.00
                                                             --------      ---------       --------       --------       --------
  Net Investment Income                                           .30            .74            .49            .04            .07
  Net Realized and Unrealized Gains (Losses) on
    Securities                                                  (3.81)         (4.16)          3.10           3.63           2.14
                                                             --------      ---------       --------       --------       --------
  Net Increase (Decrease) in Net Asset Value
    Resulting from Operations                                   (3.51)         (3.42)          3.59           3.67           2.21
  Distributions to Shareholders from:
    Net Investment Income                                       (1.70)          (.15)          (.01)            --             --
    Net Realized Capital Gains                                     --          (1.12)          (.89)            --             --
                                                             --------      ---------       --------       --------       --------
  Net Increase (Decrease) in Net Asset Value                    (5.21)         (4.69)          2.69           3.67           2.21
                                                             --------      ---------       --------       --------       --------
NET ASSET VALUE--END OF PERIOD                               $   8.67      $   13.88       $  18.57       $  15.88       $  12.21
                                                             ========      =========       ========       ========       ========
TOTAL INVESTMENT RETURN                                        (23.58)%       (20.30)%        23.28%         30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                 1.45%          1.42%          1.55%          3.26%          9.09%**
  Net Expenses                                                   1.45%          1.42%          1.55%          3.22%          2.80%**
  Net Investment Income                                          2.61%          4.45%          2.90%          0.27%          0.91%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                        0%             0%             0%             0%           178%
  Net Assets, End of Period (000's omitted)                  $ 60,941      $ 178,118       $ 92,922       $ 29,258       $ 10,448
---------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                                YEAR           YEAR           YEAR           YEAR       JUNE 10,    MAY 24,
                                               ENDED          ENDED          ENDED          ENDED        1997 TO    1997 TO
                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    JUNE 3,
                                                2001           2000           1999           1998          1997+      1997+
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                       $   6.09       $   5.35       $   6.30        $  8.07        $  9.36     $ 9.57
                                            --------       --------       --------        -------        -------     ------
  Net Investment Income (Loss)                   .12            .22            .20            .06           (.01)        --
  Net Realized and Unrealized Gains
    (Losses) on Securities                       .88            .70          (1.15)         (1.83)         (1.28)       .01
                                            --------       --------       --------        -------        -------     ------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations             1.00            .92           (.95)         (1.77)         (1.29)       .01
  Distributions to Shareholders from:
   Net Investment Income                        (.80)          (.18)            --             --             --         --
   Net Realized Capital Gains                     --             --             --             --             --         --
                                            --------       --------       --------        -------        -------     ------
  Net Increase (Decrease) in Net Asset
    Value                                        .20            .74           (.95)         (1.77)         (1.29)       .01
                                            --------       --------       --------        -------        -------     ------
NET ASSET VALUE--END OF PERIOD              $   6.29       $   6.09       $   5.35        $  6.30        $  8.07     $ 9.58
                                            ========       ========       ========        =======        =======     ======
TOTAL INVESTMENT RETURN                        14.99%         16.05%        (15.06)%       (21.93)%          N/A        N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                1.89%          1.59%          1.73%          3.76%          9.21%**   85.10%**
  Net Expenses                                  1.89%          1.59%          1.73%          3.59%          2.90%**    2.90%**
  Net Investment Income (Loss)                  1.85%          4.02%          3.34%          0.89%         (0.27)%**   2.76%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                       0%             0%             0%             0%             0%         0%
  Net Assets, End of Period (000's
    omitted)                                $ 18,997       $ 31,829       $ 32,310        $ 5,509        $ 2,879     $   --
-----------------------------------------------------------------------------------------------------------------------------

                                              MAY 7,
                                             1997 TO
                                             MAY 21,
                                              1997+*
-------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                        $ 10.00
                                             -------
  Net Investment Income (Loss)                  (.04)
  Net Realized and Unrealized Gains
    (Losses) on Securities                      (.33)
                                             -------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations             (.37)
  Distributions to Shareholders from:
   Net Investment Income                          --
   Net Realized Capital Gains                     --
                                             -------
  Net Increase (Decrease) in Net Asset
    Value                                       (.37)
                                             -------
NET ASSET VALUE--END OF PERIOD               $  9.63
                                             =======
TOTAL INVESTMENT RETURN                          N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                               13.62%**
  Net Expenses                                  2.90%**
  Net Investment Income (Loss)                (10.05)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                       0%
  Net Assets, End of Period (000's
    omitted)                                 $    --
-------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                               YEAR           YEAR           YEAR           YEAR         PERIOD
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                        DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                               2001           2000           1999           1998          1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                     $   22.83      $   38.52      $   19.57       $  10.65        $ 10.00
                                                          ---------      ---------      ---------       --------        -------
  Net Investment Loss                                          (.23)          (.44)          (.33)          (.40)          (.09)
  Net Realized and Unrealized Gains (Losses) on
    Securities                                                (7.80)        (13.50)         19.88           9.32            .74
                                                          ---------      ---------      ---------       --------        -------
  Net Increase (Decrease) in Net Asset
    Value Resulting from Operations                           (8.03)        (13.94)         19.55           8.92            .65
  Distributions to Shareholders from:
    Net Realized Capital Gains                                   --          (1.75)          (.60)            --             --
                                                          ---------      ---------      ---------       --------        -------
  Net Increase (Decrease) in Net Asset Value                  (8.03)        (15.69)         18.95           8.92            .65
                                                          ---------      ---------      ---------       --------        -------
NET ASSET VALUE--END OF PERIOD                            $   14.80      $   22.83      $   38.52       $  19.57        $ 10.65
                                                          =========      =========      =========       ========        =======
TOTAL INVESTMENT RETURN                                      (35.17)%       (38.19)%       101.32%         83.76%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                               1.45%          1.46%          1.55%          2.96%          9.07%**
  Net Expenses                                                 1.45%          1.46%          1.55%          2.96%          2.80%**
  Net Investment Income (Loss)                                (1.31)%        (1.23)%        (1.24)%        (2.67)%        (1.22)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    139%           324%           953%         1,077%           450%
  Net Assets, End of Period (000's omitted)               $ 164,619      $ 420,674      $ 373,458       $ 22,038        $ 2,367
----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

MEKROS FUND
FINANCIAL HIGHLIGHTS

                                                                                      MEKROS
                                                                                        FUND
                                                                                ------------
                                                                                      PERIOD
                                                                                       ENDED
                                                                                DECEMBER 31,
                                                                                       2001*
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                                $ 25.00
                                                                                     -------
  Net Investment Income (Loss)+                                                         (.31)
  Net Realized and Unrealized Gains on Securities.                                      7.56
                                                                                     -------
  Net Increase in Net Asset Value
   Resulting from Operations                                                            7.25
  Distributions to Shareholders from:
   Net Investment Income                                                                  --
   Net Realized Capital Gains                                                           (.34)
                                                                                     -------
  Net Increase in Net Asset Value                                                       6.91
                                                                                     -------
NET ASSET VALUE--END OF PERIOD                                                       $ 31.91
                                                                                     =======
TOTAL INVESTMENT RETURN                                                                28.97%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                                                      2.26%
  Net Expenses**                                                                        2.26%
  Net Investment Loss**                                                                (0.96)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                             848%
  Net Assets, End of Period (000's omitted).                                         $ 8,524
---------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                                       YEAR           YEAR           YEAR           YEAR     AUGUST 18,
                                                      ENDED          ENDED          ENDED          ENDED        1997 TO
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       2001           2000           1999           1998          1997+
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                               $ 11.80        $ 10.17        $ 13.28        $ 11.82        $ 10.70
                                                    -------        -------        -------        -------        -------
  Net Investment Income                                 .37            .38            .41            .24            .15
  Net Realized and Unrealized Gains
    (Losses) on Securities                             (.36)          1.63          (3.09)          1.28            .97
                                                    -------        -------        -------        -------        -------
  Net Increase (Decrease) in Net Asset Value
    Resulting from Operations                           .01           2.01          (2.68)          1.52           1.12
  Distributions to Shareholders from:
    Net Investment Income                              (.37)          (.38)          (.43)          (.06)            --
                                                    -------        -------        -------        -------        -------
  Net Increase (Decrease) in Net Asset Value           (.36)          1.63          (3.11)          1.46           1.12
                                                    -------        -------        -------        -------        -------
NET ASSET VALUE--END OF PERIOD                      $ 11.44        $ 11.80        $ 10.17        $ 13.28        $ 11.82
                                                    =======        =======        =======        =======        =======
TOTAL INVESTMENT RETURN                                0.08%         20.16%        (20.45)%        12.86%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                       2.37%          1.89%          1.52%          2.71%          8.47%**
  Net Expenses                                         2.01%          1.89%          1.52%          2.71%          2.40%**
  Net Investment Income                                3.22%          3.47%          3.55%          1.92%          3.49%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                          1,247%         1,505%         1,611%         1,463%           761%
  Net Assets, End of Period (000's omitted)         $ 4,521        $ 5,011        $ 1,136        $ 4,973        $   892
--------------------------------------------------------------------------------------------------------------------------

                                                  JULY 29,   JUNE 24,     MAY 29
                                                   1997 TO   1997 TO     1997 TO
                                                AUGUST 12,   JULY 14,    JUNE 5,
                                                     1997+      1997+     1997+*
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
  BEGINNING OF PERIOD                              $ 10.92    $ 10.44    $ 10.00
                                                   -------    -------    -------
  Net Investment Income                                .02        .10
  Net Realized and Unrealized Gains
    (Losses) on Securities                            (.38)       .13        .15
                                                   -------    -------    -------
  Net Increase (Decrease) in Net Asset Value
    Resulting from Operations                         (.36)       .23        .15
  Distributions to Shareholders from:
    Net Investment Income                               --         --         --
                                                   -------    -------    -------
  Net Increase (Decrease) in Net Asset Value          (.36)       .23        .15
                                                   -------    -------    -------
NET ASSET VALUE--END OF PERIOD                     $ 10.56    $ 10.67    $ 10.15
                                                   =======    =======    =======
TOTAL INVESTMENT RETURN                                N/A        N/A        N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                     49.63%**   12.68%**    5.43%**
  Net Expenses                                        2.40%**    2.40%**    2.40%**
  Net Investment Income                               3.80%**    7.94%**    1.86%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             0%         0%         0%
  Net Assets, End of Period (000's omitted)        $    --    $    --    $    --
---------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

FINANCIAL HIGHLIGHTS

                                                       FINANCIAL
                                                        SERVICES    HEALTH CARE
                                                            FUND           FUND
                                                    ------------   ------------
                                                          PERIOD         PERIOD
                                                           ENDED          ENDED
                                                    DECEMBER 31,   DECEMBER 31,
                                                           2001*          2001*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                    $ 25.00        $ 25.00
                                                         -------        -------
  Net Investment Loss+                                      (.02)          (.30)
  Net Realized and Unrealized Losses
    on Securities                                          (1.08)          (.88)
                                                         -------        -------
  Net Decrease in Net Asset Value
    Resulting from Operations                              (1.10)         (1.18)

  Distributions to Shareholders from:
    Net Investment Income                                     --             --
    Net Realized Capital Gains                                --             --
                                                         -------        -------
  Net Decrease in Net Asset Value                          (1.10)         (1.18)
                                                         -------        -------
NET ASSET VALUE--END OF PERIOD                           $ 23.90        $ 23.82
                                                         =======        =======
TOTAL INVESTMENT RETURN                                    (4.40)%        (4.72)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses**                                          2.19%          2.23%
  Net Expenses**                                            2.19%          2.23%
  Net Investment Loss**                                    (0.11)%        (1.33)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 315%           757%
  Net Assets, End of Period (000's omitted)              $ 2,607        $   951
--------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                                         TECHNOLOGY      UTILITIES
                                                                               FUND           FUND
                                                                       ------------   ------------
                                                                             PERIOD         PERIOD
                                                                              ENDED          ENDED
                                                                       DECEMBER 31,   DECEMBER 31,
                                                                              2001*          2001*
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF PERIOD                                                       $ 25.00       $  25.00
                                                                            -------       --------
  Net Investment Income (Loss)+                                                (.39)           .33
  Net Realized and Unrealized Gains (Losses) on Securities                    (6.00)         (7.10)
                                                                            -------       --------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                                  (6.39)         (6.77)
  Distributions to Shareholders from:
   Net Investment Income                                                         --             --
   Net Realized Capital Gains                                                    --             --
                                                                            -------       --------
  Net Increase (Decrease) in Net Asset Value                                  (6.39)         (6.77)
                                                                            -------       --------
NET ASSET VALUE--END OF PERIOD                                              $ 18.61       $  18.23
                                                                            =======       ========
TOTAL INVESTMENT RETURN                                                      (25.56)%       (27.08)%

RATIOS TO AVERAGE NET ASSETS
  Gross Expenses**                                                             2.34%          2.08%
  Net Expenses**                                                               2.34%          2.08%
  Net Investment Income (Loss)**                                              (2.08)%         1.59%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                    490%         1,040%
  Net Assets, End of Period (000's omitted)                                 $ 1,216       $    908
---------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND, UTILITIES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                             YEAR           YEAR           YEAR           YEAR         PERIOD
                                                            ENDED          ENDED          ENDED          ENDED          ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2001           2000           1999           1998          1997*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
  BEGINNING OF PERIOD                                $       1.00   $       1.00   $       1.00   $      10.32   $      10.00
                                                     ------------   ------------   ------------   ------------   ------------
  Net Investment Income                                       .03            .05            .04            .08            .31
  Net Realized and Unrealized Gains on Securities              --             --             --             --            .01
                                                     ------------   ------------   ------------   ------------   ------------
  Net Increase in Net Asset
   Value Resulting from Operations                            .03            .05            .04            .08            .32
  Distributions to Shareholders from:
   Net Investment Income                                     (.03)          (.05)          (.04)          (.01)            --
   Adjustment due to Reorganization                           .00            .00            .00          (9.39)            --
                                                     ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                   --             --             --          (9.32)           .32
                                                     ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                       $       1.00   $       1.00   $       1.00   $       1.00   $      10.32
                                                     ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                      2.77%          5.20%          3.92%          2.22%           N/A
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                             1.19%          1.14%          1.39%          2.99%          6.82%**
  Net Expenses                                               1.19%          1.14%          1.39%          2.67%          2.20%**
  Net Investment Income                                      2.48%          4.99%          3.64%          2.61%          3.34%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    0%             0%             0%             0%             0%
  Net Assets, End of Period (000's omitted)          $     96,515   $     39,492   $     99,396   $     40,971   $     17,903
---------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: U.S. GOVERNMENT MONEY MARKET--MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ AND THE FRANK RUSSELL COMPANY (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

-  THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

-  THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

-  RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

This page intentionally left blank.

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

THE RYDEX VARIABLE TRUST

PROSPECTUS
MAY 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS
U.S. GOVERNMENT BOND
MEDIUS
MEKROS
LARGE-CAP EUROPE
LARGE-CAP JAPAN
TITAN 500
VELOCITY 100

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
REAL ESTATE
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

RYDEX VARIABLE TRUST

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

MONEY MARKET FUND

Rydex Variable Trust (the "Trust") is a mutual fund complex with a number of separate investment portfolios (the "Funds"). This prospectus describes the Funds listed below, which are grouped into four categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, U.S. Government Bond Fund, Medius Fund, Mekros Fund, Large-Cap Europe Fund, Large-Cap Japan Fund, Titan 500 Fund, and Velocity 100 Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Shares of the Funds are available exclusively for variable annuity and variable life insurance products. Variable life and variable annuity contract owners should also review the separate account prospectus prepared by their insurance company. Information about Fund related fees and expenses, as well as any separate account fees, is included in the separate account prospectus.

TABLE OF CONTENTS

    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
7   URSA FUND
8   OTC FUND
9   ARKTOS FUND
10  U.S. GOVERNMENT BOND FUND
11  MEDIUS FUND
12  MEKROS FUND
13  LARGE-CAP EUROPE FUND
14  LARGE-CAP JAPAN FUND
15  TITAN 500 FUND
16  VELOCITY 100 FUND

    RYDEX SECTOR FUNDS
17  COMMON RISK/RETURN INFORMATION
18  BANKING FUND
19  BASIC MATERIALS FUND
20  BIOTECHNOLOGY FUND
21  CONSUMER PRODUCTS FUND
22  ELECTRONICS FUND
23  ENERGY FUND
24  ENERGY SERVICES FUND
25  FINANCIAL SERVICES FUND
26  HEALTH CARE FUND
27  INTERNET FUND
28  LEISURE FUND
29  PRECIOUS METALS FUND
30  REAL ESTATE FUND
31  RETAILING FUND
32  TECHNOLOGY FUND
33  TELECOMMUNICATIONS FUND
34  TRANSPORTATION FUND
35  UTILITIES FUND

    MONEY MARKET FUND
36  U.S. GOVERNMENT MONEY MARKET FUND

37  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

40  PURCHASING AND REDEEMING SHARES

41  DIVIDENDS, DISTRIBUTIONS, AND TAXES

41  MANAGEMENT OF THE FUNDS

43  FINANCIAL HIGHLIGHTS

54  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

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

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

ARKTOS FUND

U.S. GOVERNMENT BOND FUND

MEDIUS FUND

MEKROS FUND

LARGE-CAP EUROPE FUND

LARGE-CAP JAPAN FUND

TITAN 500 FUND

VELOCITY 100 FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

SWAP COUNTERPARTY CREDIT RISK - To the extent that a Fund uses swap agreements to pursue its investment objective, the Fund is subject to credit risk on the amount it expects to receive from swap agreements counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investments in the Fund to decrease.

FUND PERFORMANCE INFORMATION

The Arktos, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500, and Velocity 100, Funds do not have a performance history for a full calendar year.

NOVA FUND
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, as its primary investment strategy, the Fund invests to a significant extent in leveraged instruments, such as swap agreements, futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Fund holds U.S. Government securities or cash equivalents. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the Nova Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     30.06
1999     23.28
2000    -20.30
2001    -23.58

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.57% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.98% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                         NOVA FUND             S&P 500 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                             -23.58%                  -13.04%
SINCE INCEPTION (05/07/97)                  3.85%                    7.63%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

URSA FUND
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Ursa Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Fund invests to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Fund also may enter into repurchase agreements, enter into swap agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998    -21.93
1999    -15.06
2000     16.05
2001     14.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.04% (QUARTER ENDEDSEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.89% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                         URSA FUND             S&P 500 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                             14.99%                   -13.04%
SINCE INCEPTION (06/10/97)(3)             -5.76%                     6.46%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON JUNE 10, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 7, 1997 TO MAY 21, 1997, - 3.70%; AND MAY 24, 1997 TO JUNE 3, 1997, 0.10%.

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions and enter into swap agreements. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table below show the performance of the OTC Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     83.76
1999    101.32
2000    -38.19
2001    -35.17

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.10% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                          OTC FUND          NASDAQ 100 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                              -35.17%               -32.66%
SINCE INCEPTION (05/07/97)                  10.31%                12.57%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.

ARKTOS FUND
FUND INFORMATION

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
Unlike a traditional index fund, the Arktos Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Fund engages to a significant extent in short sales of securities or futures contracts and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Fund also may enter into repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds, repurchase agreements and swap agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S.Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     12.85
1999    -20.47
2000     20.20
2001      0.08

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 10.07% (QUARTER ENDED SEPTEMBER 30, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -9.57% (QUARTER ENDED MARCH 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                     U.S. GOVERNMENT         LEHMAN LONG
                                        BOND FUND        TREASURY BOND INDEX(2)
-------------------------------------------------------------------------------
PAST ONE YEAR                              0.08%                 -1.61%
SINCE INCEPTION (08/18/97)(3)              3.98%                  1.37%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE.
(3) THE FUND COMMENCED CONTINUOUS OPERATIONS ON AUGUST 18, 1997. PRIOR TO THAT TIME, DUE TO THE NATURE OF THE FUND'S INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS WITH ZERO NET ASSETS. PERIODS OF OPERATION, INCLUDING RETURNS FOR EACH DISCRETE PERIOD, WERE AS FOLLOWS: MAY 29, 1997 TO JUNE 5, 1997, 1.50%; JUNE 24, 1997 TO JULY 14, 1997, 2.20%; JULY 29, 1997 TO AUGUST
    12, 1997, -3.30%.

MEDIUS FUND
FUND INFORMATION

FUND OBJECTIVE
The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400 Index(R). The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the S&P MidCap 400 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

MID-CAP RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium- capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MEKROS FUND
FUND INFORMATION

FUND OBJECTIVE
The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALL-CAP RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

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                                       14

LARGE-CAP JAPAN FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN INVESTING RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

CURRENCY RISK - The value of securities denominated in Japanese Yen can change when the Japanese Yen strengthens or weakens relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in Japan. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

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                                       15

TITAN 500 FUND
FUND INFORMATION

FUND OBJECTIVE
The Titan 500 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the S&P 500 Index(R) (the "underlying index"). The investment objective of the Titan 500 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Titan 500 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Titan 500 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

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                                       16

VELOCITY 100 FUND
FUND INFORMATION

FUND OBJECTIVE
The Velocity 100 Fund seeks to provide investment results that will match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 200% of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The investment objective of the Velocity 100 Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 200% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 10% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Velocity 100 Fund employs as its investment strategy a program of investing in leveraged instruments, such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices. Equity index swaps, futures and options contracts enable the Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in that underlying index. On a day-to-day basis, the Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may purchase equity securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Velocity 100 Fund is subject to a number of risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

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                                       17

RYDEX SECTOR FUNDS

BANKING FUND                    INTERNET FUND

BASIC MATERIALS FUND            LEISURE FUND

BIOTECHNOLOGY FUND              PRECIOUS METALS FUND

CONSUMER PRODUCTS FUND          REAL ESTATE FUND

ELECTRONICS FUND                RETAILING FUND

ENERGY FUND                     TECHNOLOGY FUND

ENERGY SERVICES FUND            TELECOMMUNICATIONS FUND

FINANCIAL SERVICES FUND         TRANSPORTATION FUND

HEALTH CARE FUND                UTILITIES FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

SECTOR CONCENTRATION RISK - The Funds may be more volatile than a Fund that invests in more than one economic sector.

FUND PERFORMANCE INFORMATION

All of the Sector Funds, with the exception of the Precious Metals Fund, do not have a performance history for a full calendar year.

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                                       18

BANKING FUND
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

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                                       19

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
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                                       20

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

SMALL ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.

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                                       21

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

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                                       22

ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.

SMALL ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.

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                                       23

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

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                                       24

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

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                                       25

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

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                                       26

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

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                                       27

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems related to bringing their products to market and rapid obsolescence of products.

SMALLER COMPANY RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.
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                                       28

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

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                                       29

PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS SECTOR CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1998    -17.24
1999     -3.58
2000    -20.63
2001     12.99

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.23% (QUARTER ENDED SEPTEMBER 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.68% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001) (1)

                                    PRECIOUS METALS FUND       S&P 500 INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR                               12.99%                -13.04%
SINCE INCEPTION (05/29/97)                 -13.92%                  6.92%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

REAL ESTATE FUND
FUND INFORMATION

FUND OBJECTIVE
The Real Estate Fund seeks to provide capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts ("REITs") (collectively, "Real Estate Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Real Estate Companies that are traded in the United States. Real Estate Companies, which include REITs and master limited partnerships, are engaged in the ownership, construction, management, financing or sale of residential, commercial or industrial real estate. Real Estate Companies may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Real Estate Fund is subject to a number of other risks that will affect the value of its shares, including:

REAL ESTATE SECTOR CONCENTRATION RISK - The risk that the securities of Real Estate Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Real Estate Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Real Estate Companies. Investments in Real Estate Companies may also subject the Fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securi-ties, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, enter into swap agreements, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table below show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. For investment activity prior to November 1998, the Fund's performance reflected insurance related charges that had the effect of reducing returns. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1998     2.94
1999     3.92
2000     5.21
2001     2.77

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.36% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.28% (QUARTERS ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                               U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
PAST ONE YEAR                                                2.77%
SINCE INCEPTION (05/07/97)                                   3.66%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

YIELD - Call 800.820.0888 or visit www.rydexfunds.com for the Fund's current yield.

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES
With the exception of the Medius Fund, Mekros Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund, the Benchmark Funds' objective is to provide investment results that match the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds' objective is to provide investment results that correlate to the performance of a specific benchmark over time.

The current benchmark used by each Fund is set forth below:

FUND                            BENCHMARK
--------------------------------------------------------------------------------------------------
NOVA FUND                       150% OF THE PERFORMANCE OF THE S&P 500 Index(R)
URSA FUND                       INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500 Index(R)
OTC FUND                        100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
ARKTOS FUND                     INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)
U.S. GOVERNMENT BOND FUND       120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND
MEDIUS FUND                     S&P Midcap 400 Index(R)
MEKROS FUND                     RUSSELL 2000(R)INDEX
LARGE-CAP EUROPE FUND           DOW JONES STOXX 50(R) INDEX
LARGE-CAP JAPAN FUND            TOPIX 100 INDEX
TITAN 500 FUND                  200% OF THE PERFORMANCE OF THE S&P 500 INDEX(R)
VELOCITY 100 FUND               200% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500 INDEX(R). The S&P 500 Index(R) is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation (S&P) on a statistical basis.

THE NASDAQ 100 INDEX(R). The NASDAQ 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ").

THE S&P MIDCAP 400 INDEX(R). The S&P MidCap 400 Index(R) is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation.

DOW JONES STOXX 50(R) INDEX. The Dow Jones Stoxx 50(R) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

RUSSELL 2000(R) INDEX. The Russell 2000(R) Index is composed of the 2,000 smallest companies in the Russell 3000(R) Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000(R) index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Variable Trust, develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The following Benchmark Funds -- the Nova, U.S. Government Bond, Medius, Mekros, Large-Cap Europe, Large-Cap Japan, Titan 500, and Velocity 100 Funds -- are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa and Arktos Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT BOND FUND AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (U.S. GOVERNMENT BOND FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, VELOCITY 100, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC, Arktos, and Velocity 100 Funds' benchmark -- the NASDAQ 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange (CME), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) - Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country - Japan
- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:
   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover may result in a Fund paying higher levels of transaction costs.

EARLY CLOSING RISK (NOVA, URSA, OTC, ARKTOS, MEDIUS, MEKROS, TITAN 500, VELOCITY 100, AND SECTOR FUNDS) - The normal close of trading of securities on the NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, AND ARKTOS FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER ISSUER RISK (MEDIUS, MEKROS, BIOTECHNOLOGY, ELECTRONICS, AND INTERNET FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK (BENCHMARK FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered continuously. Investors may buy shares on any day that the NYSE is open for business (a "Business Day"). On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

Shares of each Fund can be purchased only by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. An insurance company purchases and redeems shares of each Fund based on, among other things, the amount of net Contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments, at the Fund's net asset value per share calculated as of that same day.

All redemption requests will be processed and payment with respect thereto will be made within seven days after tender. With respect to each Fund, Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

NET ASSET VALUE
The price per share (the offering price) will be the NAV next determined after your purchase order is received by the Trust. You may also redeem all or any portion of your Fund shares at the next determined NAV after receipt of the redemption request. NAV is calculated by (1) taking the current market value of a Fund's total assets, (2) subtracting the liabilities, and (3) dividing that amount by the total number of shares owned by shareholders. For each Fund, the NAV is calculated once each Business Day after the close of the NYSE (currently, 4:00 p.m., Eastern Time).

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier in accordance with the policies set forth in the Funds' Statement of Additional Information ("SAI").

TO RECEIVE THE CURRENT BUSINESS DAY'S NAV, VARIABLE LIFE AND VARIABLE ANNUITY ACCOUNT INVESTORS SHOULD CONSULT THEIR SEPARATE ACCOUNT PROSPECTUS.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Income dividends and capital gain distributions, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market Fund and U.S. Government Bond Funds, which declares and pays dividends daily to the insurance company and the Real Estate Fund, which declares and pays dividends quarterly. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Trust, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

TAXES
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES APPLICABLE TO YOUR INVESTMENT.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that a Fund distributes are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners variable annuity or variable life insurance contracts, refer to the contract prospectus.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended December 31, 2001, based on the average daily net assets for each Fund, as set forth below:

FUND                                                               ADVISORY FEE
-------------------------------------------------------------------------------
NOVA                                                                  .75%

URSA                                                                  .90%

OTC                                                                   .75%

ARKTOS                                                                .90%

U.S. GOVERNMENT BOND                                                  .50%

MEDIUS                                                                .90%

MEKROS                                                                .90%

LARGE-CAP EUROPE                                                      .90%

LARGE-CAP JAPAN                                                       .90%

TITAN 500                                                             .90%

VELOCITY 100                                                          .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                 .85%

PRECIOUS METALS                                                       .75%

U.S. GOVERNMENT MONEY MARKET                                          .50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time has played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Variable Trust Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). On November 2, 1998, the Trust acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Rydex Advisor Variable Annuity Account (the "Separate Account") and the subaccounts of the Separate Account (the "Subaccounts"). The information provided below for periods ending prior to and including December 31, 1997, which relates to the Subaccounts, has been audited by PricewaterhouseCoopers LLP. The information provided below for the periods ending December 31, 1998 and December 31, 1999 has been audited by a predecessor independent accounting firm. The information for subsequent periods has been audited by PricewaterhouseCoopers LLP. The Reports of Independent Accountants for each such period along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2001 Annual Report is available upon request and without charge by calling 1-800-820-0888. The 2001 Annual Report is incorporated by reference in the SAI.

                                                                 YEAR           YEAR          YEAR            YEAR         PERIOD
                                                                ENDED          ENDED         ENDED           ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000          1999            1998          1997*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                     $      13.88   $      18.57   $      15.88   $      12.21   $      10.00
                                                         ------------   ------------   ------------   ------------   ------------

  Net Investment Income                                           .30            .74            .49            .04            .07
  Net Realized and Unrealized Gains (Losses) on
   Securities                                                   (3.81)         (4.16)          3.10           3.63           2.14
                                                         ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                    (3.51)         (3.42)          3.59           3.67           2.21
  Distributions to Shareholders from:
   Net Investment Income                                        (1.70)          (.15)          (.01)            --             --
   Net Realized Capital Gains                                      --          (1.12)          (.89)            --             --
                                                         ------------   ------------   ------------   ------------   ------------
  Net Increase (Decrease) in Net Asset Value                    (5.21)         (4.69)          2.69           3.67           2.21
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $       8.67   $      13.88   $      18.57   $      15.88   $      12.21
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        (23.58)%       (20.30)%        23.28%         30.06%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                  1.45%          1.42%          1.55%          3.26%          9.09%**
 Net Expenses                                                    1.45%          1.42%          1.55%          3.22%          2.80%**
 Net Investment Income                                           2.61%          4.45%          2.90%          0.27%          0.91%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                         0%             0%             0%             0%           178%
 Net Assets, End of Period (000's omitted)               $     60,941   $    178,118   $     92,922   $     29,258   $     10,448
-----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

URSA FUND
FINANCIAL HIGHLIGHTS

                                                                 YEAR           YEAR           YEAR           YEAR       JUNE 10,
                                                                ENDED          ENDED          ENDED          ENDED        1997 TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000           1999           1998          1997+
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $       6.09   $       5.35   $       6.30   $       8.07   $      9.36
                                                         ------------   ------------   ------------   ------------   -----------
 Net Investment Income (Loss)                                     .12            .22            .20            .06          (.01)
 Net Realized and Unrealized Gains (Losses) on
  Securities                                                      .88            .70          (1.15)         (1.83)        (1.28)
                                                         ------------   ------------   ------------   ------------   -----------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations                                1.00            .92           (.95)         (1.77)         1.29)
 Distributions to Shareholders from:
  Net Investment Income                                          (.80)          (.18)            --             --            --
  Net Realized Capital Gains                                       --             --             --             --            --
                                                         ------------   ------------   ------------   ------------   -----------
 Net Increase (Decrease) in Net Asset Value                       .20            .74           (.95)         (1.77)        (1.29)
                                                         ------------   ------------   ------------   ------------   -----------
NET ASSET VALUE--END OF PERIOD                           $       6.29   $       6.09   $       5.35   $       6.30   $      8.07
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                         14.99%         16.05%        (15.06)%       (21.93)%         N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                  1.89%          1.59%          1.73%          3.76%         9.21%**
 Net Expenses                                                    1.89%          1.59%          1.73%          3.59%         2.90%**
 Net Investment Income (Loss)                                    1.85%          4.02%          3.34%          0.89%        (0.27)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                         0%             0%             0%             0%            0%
 Net Assets, End of Period (000's omitted)               $     18,997   $     31,829   $     32,310   $      5,509   $     2,879
-----------------------------------------------------------------------------------------------------------------------------------

                                                              MAY 24,         MAY 7,
                                                              1997 TO        1997 TO
                                                              JUNE 3,        MAY 21,
                                                                1997+         1997+*
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $       9.57   $      10.00
                                                         ------------   ------------
 Net Investment Income (Loss)                                      --           (.04)
 Net Realized and Unrealized Gains (Losses) on
  Securities                                                      .01           (.33)
                                                         ------------   ------------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations                                 .01           (.37)
 Distributions to Shareholders from:
  Net Investment Income                                            --             --
  Net Realized Capital Gains                                       --             --
                                                         ------------   ------------
 Net Increase (Decrease) in Net Asset Value                       .01           (.37)
                                                         ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $       9.58   $       9.63
                                                         ============   ============
TOTAL INVESTMENT RETURN                                           N/A            N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                 85.10%**       13.62%**
 Net Expenses                                                    2.90%**        2.90%**
 Net Investment Income (Loss)                                    2.76%**      (10.05)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                         0%             0%
 Net Assets, End of Period (000's omitted)               $         --   $         --
-----------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

OTC FUND
FINANCIAL HIGHLIGHTS

                                                                 YEAR           YEAR           YEAR           YEAR         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000           1999           1998          1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      22.83   $      38.52   $      19.57   $      10.65   $     10.00
                                                         ------------   ------------   ------------   ------------   -----------
 Net Investment Loss                                             (.23)          (.44)          (.33)          (.40)         (.09)
 Net Realized and Unrealized Gains (Losses) on
  Securities                                                    (7.80)        (13.50)         19.88           9.32           .74
                                                         ------------   ------------   ------------   ------------   -----------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations                               (8.03)        (13.94)         19.55           8.92           .65
 Distributions to Shareholders from:
  Net Realized Capital Gains                                       --          (1.75)          (.60)            --            --
                                                         ------------   ------------   ------------   ------------   -----------
 Net Increase (Decrease) in Net Asset Value                     (8.03)        (15.69)         18.95           8.92           .65
                                                         ------------   ------------   ------------   ------------   -----------
NET ASSET VALUE--END OF PERIOD                           $      14.80   $      22.83   $      38.52   $      19.57   $     10.65
                                                         ============   ============   ============   ============   ===========
TOTAL INVESTMENT RETURN                                        (35.17)%       (38.19)%       101.32%         83.76%          N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                  1.45%          1.46%          1.55%          2.96%         9.07%**
 Net Expenses                                                    1.45%          1.46%          1.55%          2.96%         2.80%**
 Net Investment Income (Loss)                                   (1.31)%        (1.23)%        (1.24)%        (2.67)%       (1.22)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                       139%           324%           953%         1,077%          450%
 Net Assets, End of Period (000's omitted)               $    164,619   $    420,674   $    373,458   $     22,038   $     2,367
---------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


                                                               ARKTOS      TITAN 500       VELOCITY         MEDIUS         MEKROS
                                                                 FUND           FUND       100 FUND           FUND           FUND
                                                          -----------   ------------   ------------   ------------   ------------
                                                               PERIOD         PERIOD         PERIOD         PERIOD         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001*          2001*          2001*          2001*          2001*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00   $      25.00   $      25.00   $      25.00   $      25.00
                                                         ------------   ------------   ------------   ------------   ------------
 Net Investment Income (Loss)+                                    .03           (.25)          (.59)          (.20)          (.31)
 Net Realized and Unrealized Gains on
  Securities.                                                    4.45           5.12          14.56           6.88           7.56
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase in Net Asset Value
  Resulting from Operations                                      4.48           4.87          13.97           6.68           7.25
 Distributions to Shareholders from:
  Net Investment Income                                            --             --             --             --             --
  Net Realized Capital Gains                                       --             --             --           (.47)          (.34)
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase in Net Asset Value                                 4.48           4.87          13.97           6.21           6.91
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      29.48   $      29.87   $      38.97   $      31.21   $      31.91
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                         17.92%         19.48%         55.88%         26.67%         28.97%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                2.23%          2.22%          2.34%          2.27%          2.26%
 Net Expenses**                                                  2.23%          2.22%          2.34%          2.27%          2.26%
 Net Investment Loss**                                           0.10%         (1.11)%        (1.77)%        (0.87)%        (0.96)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                        --             --             --          3,707%           848%
 Net Assets, End of Period (000's omitted).              $      5,955   $        311   $        477   $        754   $      8,524
-----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 21, 2001-ARKTOS FUND; OCTOBER 1, 2001-TITAN 500 FUND, VELOCITY 100 FUND, MEDIUS FUND, MEKROS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

                                                                 YEAR           YEAR           YEAR           YEAR     AUGUST 18,
                                                                ENDED          ENDED          ENDED          ENDED        1997 TO
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000           1999           1998           1997+
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      11.80   $      10.17   $      13.28   $      11.82   $      10.70
                                                         ------------   ------------   ------------   ------------   ------------
 Net Investment Income                                            .37            .38            .41            .24            .15
 Net Realized and Unrealized Gains
  (Losses) on Securities                                         (.36)          1.63          (3.09)          1.28            .97
                                                        ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                       .01           2.01          (2.68)          1.52           1.12
 Distributions to Shareholders from:
  Net Investment Income                                          (.37)          (.38)          (.43)          (.06)            --
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value                      (.36)          1.63          (3.11)          1.46           1.12
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      11.44   $      11.80   $      10.17   $      13.28   $      11.82
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                          0.08%         20.16%        (20.45)%        12.86%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                  2.37%          1.89%          1.52%          2.71%          8.47%**
 Net Expenses                                                    2.01%          1.89%          1.52%          2.71%          2.40%**
 Net Investment Income                                           3.22%          3.47%          3.55%          1.92%          3.49%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                     1,247%         1,505%         1,611%         1,463%           761%
 Net Assets, End of Period (000's omitted)               $      4,521   $      5,011   $      1,136   $      4,973   $        892
------------------------------------------------------------------------------------------------------------------------------------

                                                            JULY 29,       JUNE 24,          MAY 29
                                                             1997 TO        1997 TO         1997 TO
                                                          AUGUST 12,       JULY 14,         JUNE 5,
                                                               1997+          1997+          1997+*
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:++
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      10.92   $      10.44   $      10.00
                                                         ------------   ------------   ------------
 Net Investment Income                                            .02            .10
 Net Realized and Unrealized Gains
  (Losses) on Securities                                         (.38)           .13            .15
                                                         ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                      (.36)           .23            .15
 Distributions to Shareholders from:
  Net Investment Income                                            --             --             --
                                                         ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value                      (.36)           .23            .15
                                                         ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      10.56   $      10.67   $      10.15
                                                         ============   ============   ============
TOTAL INVESTMENT RETURN                                           N/A            N/A            N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                 49.63%**       12.68%**        5.43%**
 Net Expenses                                                    2.40%**        2.40%**        2.40%**
 Net Investment Income                                           3.80%**        7.94%**        1.86%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                         0%             0%             0%
 Net Assets, End of Period (000's omitted)               $         --   $         --   $         --
---------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ DUE TO THE NATURE OF THE INVESTMENT ACTIVITY, THE FUND EXPERIENCED PERIODS
  WITH ZERO NET ASSETS. FINANCIAL HIGHLIGHTS ARE PRESENTED ONLY FOR PERIODS WITH NET ASSETS GREATER THAN ZERO.

++ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

                                                            LARGE-CAP      LARGE-CAP
                                                          EUROPE FUND     JAPAN FUND
                                                          -----------     ----------
                                                               PERIOD         PERIOD
                                                                ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,
                                                                2001*          2001*
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00   $      25.00
                                                         ------------   ------------
 Net Investment Income (Loss)+                                   (.16)          (.16)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                  3.17          (2.93)
                                                         ------------   ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                      3.01          (3.09)
 Distributions to Shareholders from:
  Net Investment Income                                            --             --
  Net Realized Capital Gains                                       --             --
                                                         ------------   ------------
 Net Increase (Decrease) in Net Asset Value                      3.01          (3.09)
                                                         ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      28.01   $      21.91
                                                         ============   ============
TOTAL INVESTMENT RETURN                                         12.04%        (12.36)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                2.17%          2.23%
 Net Expenses**                                                  2.17%          2.23%
 Net Investment Loss**                                          (0.55)%        (0.62)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                       --             --
 Net Assets, End of Period (000's omitted)               $      1,322   $        643
-------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: OCTOBER 1, 2001

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.


                                                                               BASIC           BIO-       CONSUMER
                                                              BANKING      MATERIALS     TECHNOLOGY       PRODUCTS    ELECTRONICS
                                                                 FUND           FUND           FUND           FUND           FUND
                                                         ------------   ------------   ------------   ------------   --------------
                                                               PERIOD         PERIOD         PERIOD         PERIOD         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001*          2001*         2001*           2001*          2001*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00   $      25.00   $      25.00   $      25.00   $      25.00
                                                         ------------   ------------   ------------   ------------   ------------
 Net Investment Income (Loss)+                                    .45            .22           (.55)           .05           (.43)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                  (.24)         (1.01)           .22            .27          (3.93)
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                       .21           (.79)          (.33)           .32          (4.36)
 Distributions to Shareholders from:
  Net Investment Income                                            --             --             --             --             --
  Net Realized Capital Gains                                       --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value                       .21           (.79)          (.33)           .32          (4.36)
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      25.21   $      24.21   $      24.67   $      25.32   $      20.64
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                          0.84%         (3.16)%        (1.32)%         1.28%        (17.44)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                1.99%          1.95%          2.27%          2.07%          2.36%
 Net Expenses**                                                  1.99%          1.95%          2.27%          2.07%          2.36%
 Net Investment Gain (Loss)**                                    1.80%          0.85%         (2.24)%         0.19%         (2.13)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                       605%           929%           720%           285%           466%
 Net Assets, End of Period (000's omitted)               $        630   $        929   $      1,959   $      1,305   $      1,423
-----------------------------------------------------------------------------------------------------------------------------------

                                                               ENERGY
                                                                 FUND
                                                         ------------
                                                               PERIOD
                                                                ENDED
                                                         DECEMBER 31,
                                                                2001*
---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00
                                                         ------------
 Net Investment Income (Loss)+                                   (.11)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                 (3.79)
                                                         ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                     (3.90)
 Distributions to Shareholders from:
  Net Investment Income                                            --
  Net Realized Capital Gains                                       --
                                                         ------------
 Net Increase (Decrease) in Net Asset Value                     (3.90)
                                                         ------------
NET ASSET VALUE--END OF PERIOD                           $      21.10
                                                         ============
TOTAL INVESTMENT RETURN                                        (15.60)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                2.05%
 Net Expenses**                                                  2.05%
 Net Investment Gain (Loss)**                                   (0.50)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                      478%
 Net Assets, End of Period (000's omitted)               $      2,177
---------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-BANKING FUND, BASIC MATERIALS FUND, BIOTECHNOLOGY FUND; MAY 29, 2001-CONSUMER PRODUCTS FUND, ENERGY FUND; AUGUST 3, 2001-ELECTRONICS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

FINANCIAL HIGHLIGHTS

                                                               ENERGY      FINANCIAL
                                                             SERVICES       SERVICES    HEALTH CARE       INTERNET        LEISURE
                                                                 FUND           FUND           FUND           FUND           FUND
                                                         ------------   ------------   ------------   ------------   ------------
                                                               PERIOD         PERIOD         PERIOD         PERIOD         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001*          2001*          2001*          2001*          2001*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00   $      25.00   $      25.00   $      25.00   $      25.00
                                                         ------------   ------------   ------------   ------------   ------------
 Net Investment Loss+                                            (.24)          (.02)          (.30)          (.37)          (.30)
 Net Realized and Unrealized Losses
  on Securities                                                 (7.02)         (1.08)          (.88)         (8.87)         (6.61)
                                                         ------------   ------------   ------------   ------------   ------------
 Net Decrease in Net Asset Value
  Resulting from Operations                                     (7.26)         (1.10)         (1.18)         (9.24)         (6.91)

 Distributions to Shareholders from:
  Net Investment Income                                            --             --             --             --             --
  Net Realized Capital Gains                                       --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
 Net Decrease in Net Asset Value                                (7.26)         (1.10)         (1.18)         (9.24)         (6.91)
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      17.74   $      23.90   $      23.82   $      15.76   $      18.09
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                        (29.04)%        (4.40)%        (4.72)%       (36.96)%       (27.64)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses**                                                2.06%          2.19%          2.23%          2.33%          1.98%
 Net Expenses**                                                  2.06%          2.19%          2.23%          2.33%          1.98%
 Net Investment Loss**                                          (1.26)%        (0.11)%        (1.33)%        (2.29)%        (1.49)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    3,182%           315%           757%         2,341%           269%
  Net Assets, End of Period (000's omitted)              $      1,551   $      2,607   $        951   $        891   $        804
-----------------------------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-ENERGY SERVICES FUND; MAY 22, 2001-LEISURE FUND; MAY 24, 2001-INTERNET FUND; JUNE 19, 2001-HEALTH CARE FUND; JULY 20, 2001-FINANCIAL SERVICES FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

                                                                 YEAR           YEAR           YEAR           YEAR         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000           1999           1998          1997*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $       4.31   $       5.43   $       5.81   $      7.02   $      10.00
                                                         ------------   ------------   ------------   -----------   ------------
 Net Investment Loss                                             (.04)          (.07)          (.07)         (.16)          (.11)
 Net Realized and Unrealized Losses on Securities                 .60          (1.05)          (.14)        (1.05)         (2.87)
                                                         ------------   ------------   ------------   -----------   ------------
 Net Decrease in Net Asset
  Value Resulting from Operations                                 .56          (1.12)          (.21)        (1.21)         (2.98)
 Distributions to Shareholders from:
  Net Investment Income                                            --             --             --            --             --
  Net Realized Capital Gains                                       --             --           (.17)           --             --
                                                         ------------   ------------   ------------   -----------   ------------
 Net Decrease in Net Asset Value                                  .56          (1.12)          (.38)        (1.21)         (2.98)
                                                         ------------   ------------   ------------   -----------   ------------
NET ASSET VALUE--END OF PERIOD                           $       4.87   $       4.31   $       5.43   $      5.81   $       7.02
                                                         ============   ============   ============   ===========   ============
TOTAL INVESTMENT RETURN                                         12.99%        (20.63)%        (3.58)%      (17.24)%          N/A
RATIOS TO AVERAGE NET ASSETS
 Gross Expenses                                                  2.18%          2.04%          2.17%         3.39%          9.76%**
 Net Expenses                                                    2.18%          2.04%          2.17%         3.23%          2.80%**
 Net Investment Income (Loss)                                   (0.79)%        (1.45)%        (1.39)%       (2.31)%         2.19)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                       957%           965%         1,239%         1,739%          914%
 Net Assets, End of Period (000's omitted)               $        875   $      3,400   $      6,992   $      2,695  $        518
---------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 29, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

                                                                                                      TELECOMMUNI-         TRANS-
                                                                 REAL      RETAILING     TECHNOLOGY        CATIONS      PORTATION
                                                          ESTATE FUND           FUND           FUND           FUND           FUND
                                                         ------------   ------------   ------------   ------------   ------------
                                                               PERIOD         PERIOD         PERIOD         PERIOD         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                2001*          2001*          2001*          2001*          2001*
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00   $      25.00   $      25.00   $      25.00   $      25.00
                                                         ------------   ------------   ------------   ------------   ------------
 Net Investment Income (Loss)+                                   1.44           (.38)          (.39)          (.36)          (.20)
 Net Realized and Unrealized Gains (Losses) on
  Securities                                                     (.42)          1.03          (6.00)         (2.08)          (.40)
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                      1.02            .65          (6.39)         (2.44)          (.60)
 Distributions to Shareholders from:
  Net Investment Income                                          (.25)            --             --             --             --
  Net Realized Capital Gains                                       --             --             --             --             --
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value                       .77            .65          (6.39)         (2.44)          (.60)
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $      25.77   $      25.65   $      18.61   $      22.56   $      24.40
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                          4.09%          2.60%        (25.56)%        (9.76)%        (2.40)%

RATIOS TO AVERAGE NET ASSETS
 Gross Expenses**                                                2.31%          2.24%          2.34%          2.25%          2.16%
 Net Expenses**                                                  2.31%          2.24%          2.34%          2.25%          2.16%
 Net Investment Income (Loss)**                                  5.75%         (1.65)%        (2.08)%        (1.61)%        (0.89)%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                        17%           740%           490%         1,316%           609%
 Net Assets, End of Period (000's omitted)               $        162   $      1,994   $      1,216   $        407   $        522
----------------------------------------------------------------------------------------------------------------------------------

                                                            UTILITIES
                                                                 FUND
                                                         ------------
                                                               PERIOD
                                                                ENDED
                                                        DECEMBER 31,
                                                                2001*
---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $      25.00
                                                         ------------
 Net Investment Income (Loss)+                                    .33
 Net Realized and Unrealized Gains (Losses) on
  Securities                                                    (7.10)
                                                         ------------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                     (6.77)
 Distributions to Shareholders from:
  Net Investment Income                                            --
  Net Realized Capital Gains                                       --
                                                         ------------
 Net Increase (Decrease) in Net Asset Value                     (6.77)
                                                         ------------
NET ASSET VALUE--END OF PERIOD                           $      18.23
                                                         ============
TOTAL INVESTMENT RETURN                                        (27.08)%

RATIOS TO AVERAGE NET ASSETS
 Gross Expenses**                                                2.08%
 Net Expenses**                                                  2.08%
 Net Investment Income (Loss)**                                  1.59%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                     1,040%
 Net Assets, End of Period (000's omitted)               $        908
---------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 2, 2001-TECHNOLOGY FUND, UTILITIES FUND; JUNE 11, 2001-TRANSPORTATION FUND; JULY 23, 2001-RETAILING FUND; JULY 27, 2001-TELECOMMUNICATIONS FUND; OCTOBER 1, 2001-REAL ESTATE FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                 YEAR           YEAR           YEAR           YEAR         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED          ENDED
                                                          DECEMBER31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2001           2000           1999           1998           1997*
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--
 BEGINNING OF PERIOD                                     $       1.00   $       1.00   $       1.00   $      10.32   $      10.00
                                                         ------------   ------------   ------------   ------------   ------------
 Net Investment Income                                            .03            .05            .04            .08            .31
 Net Realized and Unrealized Gains
  on Securities                                                    --             --             --             --            .01
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase in Net Asset
  Value Resulting from Operations                                 .03            .05            .04            .08            .32
 Distributions to Shareholders from:
  Net Investment Income                                          (.03)          (.05)          (.04)          (.01)            --
  Adjustment due to Reorganization                                .00            .00            .00          (9.39)            --
                                                         ------------   ------------   ------------   ------------   ------------
 Net Increase (Decrease) in Net Asset Value                        --             --             --          (9.32)           .32
                                                         ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE--END OF PERIOD                           $       1.00   $       1.00   $       1.00   $       1.00   $      10.32
                                                         ============   ============   ============   ============   ============
TOTAL INVESTMENT RETURN                                          2.77%          5.20%          3.92%          2.22%           N/A
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                  1.19%          1.14%          1.39%          2.99%          6.82%**
 Net Expenses                                                    1.19%          1.14%          1.39%          2.67%          2.20%**
 Net Investment Income                                           2.48%          4.99%          3.64%          2.61%          3.34%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                         0%             0%             0%             0%             0%
 Net Assets, End of Period (000's omitted)               $     96,515   $     39,492   $     99,396   $     40,971   $     17,903

----------------------------------------------------------------------------------------------------------------------------------

* COMMENCEMENT OF OPERATIONS: MAY 7, 1997

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

BENCHMARK INFORMATION

STANDARD & POOR'S CORP., NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN INDEX FUNDS;

- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;

- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDICES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDICES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN.

FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS;

- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.

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                                       BC

Additional information about the Funds is included in the SAI dated May 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Variable Trust, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-8821.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS THE INDEX ALTERNATIVE(R) LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                         -5/02

                       STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX VARIABLE TRUST

                         9601 BLACKWELL ROAD, SUITE 500
                            ROCKVILLE, MARYLAND 20850
                            800-820-0888 301-296-5100

                               WWW.RYDEXFUNDS.COM

Rydex Variable Trust (the "Trust") is a no-load mutual fund complex with a number of separate investment portfolios. This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds"):

     NOVA FUND                            ELECTRONICS FUND
     URSA FUND                            ENERGY FUND
     OTC FUND                             ENERGY SERVICES FUND
     MEDIUS FUND                          FINANCIAL SERVICES FUND
     MEKROS FUND                          HEALTH CARE FUND
     ARKTOS FUND                          INTERNET FUND
     U.S. GOVERNMENT BOND FUND            LEISURE FUND
     LARGE-CAP EUROPE FUND                PRECIOUS METALS FUND
     LARGE-CAP JAPAN FUND                 SECTOR ROTATION FUND
     TITAN 500 FUND                       REAL ESTATE FUND
     TEMPEST 500 FUND                     RETAILING FUND
     VELOCITY 100 FUND                    TECHNOLOGY FUND
     VENTURE 100 FUND                     TELECOMMUNICATIONS FUND
     BANKING FUND                         TRANSPORTATION FUND
     BASIC MATERIALS FUND                 UTILITIES FUND
     BIOTECHNOLOGY FUND                   U.S. GOVERNMENT MONEY MARKET FUND
     CONSUMER PRODUCTS FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectuses dated May 1, 2002. Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference, and must be delivered with, this SAI.


                       The date of this SAI is May 1, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE


GENERAL INFORMATION ABOUT THE TRUST                                            1

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS                               1

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS                                 19

DESCRIPTION OF THE MONEY MARKET FUND                                          25

INVESTMENT RESTRICTIONS                                                       25

BROKERAGE ALLOCATION AND OTHER PRACTICES                                      30

MANAGEMENT OF THE TRUST                                                       37

PRINCIPAL HOLDERS OF SECURITIES                                               49

DETERMINATION OF NET ASSET VALUE                                              51

PERFORMANCE INFORMATION                                                       54

CALCULATION OF RETURN QUOTATIONS                                              55

INFORMATION ON COMPUTATION OF YIELD                                           57

PURCHASE AND REDEMPTION OF SHARES                                             59

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                           60

OTHER INFORMATION                                                             64

COUNSEL                                                                       65

AUDITORS AND CUSTODIAN                                                        65

FINANCIAL STATEMENTS                                                          65

APPENDIX A                                                                   A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware business trust on June 11, 1998. The Trust is permitted to offer separate portfolios of shares (the "Funds"). Shares of the Funds are available through certain deferred variable annuity and variable insurance contracts ("Contracts") offered through insurance companies, as well as to certain retirement plan investors. Additional Funds and/or classes may be created from time to time.

Currently, the Trust has thirty-three separate Funds. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. This SAI relates to shares of: Nova Fund, Ursa Fund, OTC Fund, Medius Fund, Mekros Fund, Arktos Fund, U.S. Government Bond Fund (the "Bond Fund"), Large-Cap Europe Fund and Large-Cap Japan Fund (the "International Funds"), Titan 500 Fund, Tempest 500 Fund, Velocity 100 Fund, and Venture 100 Fund (the "Dynamic Funds") (collectively, the "Benchmark Funds"); the U.S. Government Money Market Fund (the "Money Market Fund"); the Sector Rotation Fund (the "Strategic Fund"); and Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund, and Utilities Fund (collectively, the "Sector Funds") (collectively, the "Funds").

The Trust is a successor to The Rydex Advisor Variable Annuity Account (the "Separate Account"), and the subaccounts of the Separate Account (the "Rydex Subaccounts"). The Rydex Subaccounts were divided into the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, and Money Market Subaccounts. A substantial portion of the assets of each of the Rydex Subaccounts were transferred to the respective Funds of the Trust in connection with the commencement of operations of the Trust. To obtain historical financial information about the Rydex Subaccounts, please call 1-800-820-0888.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS


GENERAL
Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of the Nova Fund, Ursa Fund, OTC Fund, Bond Fund, and Money Market Fund, including the benchmark of the Nova Fund and Ursa Fund, are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment advisor, PADCO Advisors II, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500,

Rockville, Maryland 20850. PADCO Advisors II, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Nova Fund, Bond Fund, Medius Fund, Mekros Fund, International Funds, Dynamic Funds, and Sector Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique, that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, Bond Fund, Medius Fund, Mekros Fund, International Funds, Dynamic Funds, or Sector Funds might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Nova Fund, Bond Fund, Medius Fund, Mekros Fund, International Funds, Dynamic Funds, and Sector Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

CURRENCY TRANSACTIONS
Although the International Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN ISSUERS
The International and Sector Funds may invest in issuers located outside the United States. The International and Sector Funds may purchase American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE - The Large-Cap Europe Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50(SM) Index (the "Stoxx 50 Index"). The Stoxx 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include the 15 western European countries which comprise the European Union (EU) and Switzerland.

The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.

A second component of the EU is the establishment of a single currency - the euro, to replace each member country's domestic currencies. The European Economic Monetary Union (the "EMU") comprises the following participants:
Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal , Spain, Sweden and the United Kingdom. On January 1, 1999, the euro became a currency, while the bank notes used by the EMU's eleven members remain legal tender. After a three-year transition period, the euro will begin circulating on January 1, 2002. Six months later, the currency used by the EMU's eleven members will cease to exist.

Europe may experience difficulty with the transition to the euro. For example, different national economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

RISK FACTORS REGARDING JAPAN - The Large-Cap Japan Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata, and Sapporo. The Tokyo Stock Exchange (TSE) is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.

While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese unemployment levels are high and have been an area of increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

ILLIQUID SECURITIES
While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds (other than the Bond Fund and Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, and Sector Funds may buy call options and write (sell) put options on securities, and the Ursa Fund, Arktos Fund, Tempest 500 Fund, and Venture 100 Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Nova Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, and Sector Funds may purchase call options and write put options. The Ursa Fund, Arktos Fund, Tempest 500 Fund, and Venture 100 Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund (other than the Money Market Fund) may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices, which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

REAL ESTATE INVESTMENT TRUSTS
The Real Estate Fund will invest a majority of its assets in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in

REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES
The Real Estate Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

PORTFOLIO TURNOVER
As discussed in the Trust's Prospectus, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Trust's Prospectus). Because each Fund's portfolio turnover rate, to a great extent, will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturity of less than one year.

REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Ursa Fund, Tempest 500 Fund, Venture 100 Fund, and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
The Ursa Fund, Arktos Fund, Sector Rotation Fund, Tempest 500 Fund, and Venture 100 Fund may also engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, Tempest 500 Fund, or Venture 100 Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The Nova Fund, OTC Fund, Medius Funds, Mekros Fund, International Funds, Titan 500 Fund, Velocity 100 Fund, and Sector Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TRACKING ERROR
The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Funds' respective benchmark and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Funds' performance may tend to vary from the closing performance of the International Funds' respective benchmarks. However, all of the Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES
The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
The Bond Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND
The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

BASIC MATERIALS FUND
The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND
The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND
The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND
The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND
The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND
The Fund may invest in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND
The Fund may invest in companies that are involved in the financial sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

SEC regulations provide that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies, as well as those deriving more than 15% of profits from brokerage and investment management activities, will be considered to be "principally engaged" in this Fund's business activity. Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act"), allows investment portfolios such as this Fund, to invest in companies engaged in securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (I.E., broker/dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase. The Fund may purchase securities of an issuer that derived more than 15% of it gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

b. for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

c. for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holding of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

HEALTH CARE FUND
The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND
The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND
The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND
The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

REAL ESTATE FUND
The Fund primarily invests in equity securities of publicly traded companies principally engaged in the real estate industry. Companies principally engaged in the real estate industry include real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and real estate owners, real estate managers, real estate brokers, and real estate dealers and may also include companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. It is expected that the majority of the Fund's total assets will be invested in securities issued by REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as Equity REITs or Mortgage REITs. Equity REITs invest the majority of their assets directly in ownership of real property and derive their income primarily from rental income. Equity REITs are further categorized according to the types of real estate properties they own, E.G., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the credit they have extended. The Fund will invest primarily in Equity REITs. Shareholders in the Fund should realize that by investing in REITs indirectly through the Fund, they would bear not only their proportionate share of the expenses of the Fund but also, indirectly, the management expenses of underlying REITs. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national scale.

RETAILING FUND
The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND
The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND
The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND
The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND
The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's prospectus. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE NOVA, URSA, OTC, ARKTOS, U.S. GOVERNMENT BOND, AND PRECIOUS METALS FUNDS

The Nova, Ursa, OTC, Arktos, U.S. Government Bond, and the Precious Metals Fund shall not:

      1. Lend any security or make any other loan if, as a result, more than 33 1/3 % of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

      2.    Underwrite securities of any other issuer.

      3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

      4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

      5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
            (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

      6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

            6.1 THE PRECIOUS METALS FUND MAY (a) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (b) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

      7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry (except that, to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry). This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

            7.1 THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF THE ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

      8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the

            Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

            8.1 THE NOVA FUND AND THE BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

      9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

            9.1 THE URSA FUND AND ARKTOS FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN (i) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC OR
                  (ii) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

      10. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

      11. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

      12. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

      13.   Write or purchase put or call options.

      14. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

      15. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

      16. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

FUNDAMENTAL POLICIES OF THE MEDIUS FUND, MEKROS FUND, INTERNATIONAL FUNDS, DYNAMIC FUNDS, AND SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND)

The Mekros Fund, International Funds, Dynamic Funds, and Sector Funds (other than the Precious Metals Fund) may not:

      17. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceed 5% of its total assets.

      18. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and
            (iii) lend its securities.

      19. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

      20. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

      21. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

      22. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

      23. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, (i) to the extent the benchmark selected for a particular Benchmark Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry; and (ii) a Sector Fund may be concentrated in an industry or group of industries within a sector. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

The Funds may not:

      1.    Invest in warrants.

      2. Invest in real estate limited partnerships (this limitation does not apply to the Real Estate Fund).

      3.    Invest in mineral leases.

The Medius Fund, the Mekros Fund, the International Funds, the Dynamic Funds, and each Sector Fund may not:

      4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

      5.    Invest in companies for the purpose of exercising control.

      6. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by
            Section 18 of the 1940 Act.

      7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

      8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each Sector Fund may not:

      9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The U.S. Government Bond Fund may not:

      10. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The U.S. Government Money Market Fund may not:

      11. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Europe Fund may not:

      12. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Japan Fund may not:

      13. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal periods ended December 31, 1999, 2000 and 2001 the Funds paid the following brokerage commissions:

                                                               AGGREGATE BROKERAGE COMMISSIONS
                  FUND                    --------------------------------------------------------------------------
                                                    1999                    2000                    2001*
--------------------------------------------------------------------------------------------------------------------
Titan 500                                           N/A                      N/A                    $1,392

Velocity 100                                        N/A                      N/A                   $14,226

Nova                                              $84,035                 $164,719                 $110,067

Ursa                                              $55,225                  $33,505                 $28,623

OTC                                                $1,449                  $52,343                 $31,372

Arktos                                              N/A                      N/A                   $11,802

Medius                                              N/A                      N/A                   $15,109

Mekros                                              N/A                      N/A                   $38,405

U.S. Government Bond                               $4,228                  $2,247                   $3,834

Large-Cap Europe                                    N/A                      N/A                    $1,686

Large-Cap Japan                                     N/A                      N/A                    $2,460

Banking                                             N/A                      N/A                    $6,113

Basic Materials                                     N/A                      N/A                   $14,621

Biotechnology                                       N/A                      N/A                     $382

Consumer Products                                   N/A                      N/A                    $3,858

Electronics                                         N/A                      N/A                    $2,202

Energy                                              N/A                      N/A                    $7,219

Energy Services                                     N/A                      N/A                   $26,594

Financial Services                                  N/A                      N/A                    $4,478

                                                               AGGREGATE BROKERAGE COMMISSIONS
                  FUND                    --------------------------------------------------------------------------
                                                    1999                    2000                    2001*
--------------------------------------------------------------------------------------------------------------------
Health Care                                         N/A                      N/A                    $6,139

Internet                                            N/A                      N/A                    $3,050

Leisure                                             N/A                      N/A                    $2,753

Precious Metals                                   $24,305                  $49,186                 $26,789

Real Estate                                         N/A                      N/A                     $145

Retailing                                           N/A                      N/A                    $5,119

Technology                                          N/A                      N/A                    $3,416

Telecommunications                                  N/A                      N/A                    $6,575

Transportation                                      N/A                      N/A                    $2,048

Utilities                                           N/A                      N/A                    $4,173

U.S. Government Money Market                         $0                      $0                       $0

*The Sector Rotation, Tempest 500 and Venture 100 had not commenced operations as of December 31, 2001.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

                                  TOTAL DOLLAR AMOUNT OF BROKERAGE                 TOTAL DOLLAR AMOUNT OF
           FUND                   COMMISSIONS FOR RESEARCH SERVICES           TRANSACTIONS INVOLVING BROKERAGE
                                                                             COMMISSIONS FOR RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
Nova                                            $15                                         $45

OTC                                           $ 7,910                                     $ 23,804

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The

Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended December 31, 2001, the Funds paid no aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. At December 31, 2001, the following Funds held the following securities of the Trust's "regular brokers or dealers":

                                                                                                              TOTAL $ AMOUNT OF
        FUND                    TYPE OF SECURITY                FULL NAME OF BROKER/DEALER                   SECURITIES OF EACH
                                                                                                            REGULAR BROKER-DEALER
                                                                                                                     HELD
------------------------------------------------------------------------------------------------------------------------------------
Titan 500                              N/A                                N/A                                        N/A

Tempest 500                            N/A                                N/A                                        N/A

Velocity 100                           N/A                                N/A                                        N/A

Venture 100                            N/A                                N/A                                        N/A

Nova                           Repurchase Agreement             Fuji Securities                                 $     356,873
                               Repurchase Agreement             Lehman Brothers, Inc.                           $     319,536
                               Repurchase Agreement             PaineWebber, Inc.                               $   2,345,166
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $   2,345,165
                               Common Stock                     Lehman Brothers, Inc.                           $      62,124
                               Common Stock                     BB&T Corp                                       $      56,986
                               Common Stock                     Morgan Stanley Dean Witter & Co.                $     226,613

Ursa                           Repurchase Agreement             Fuji Securities                                 $     485,843
                               Repurchase Agreement             Lehman Brothers, Inc.                           $     435,013
                               Repurchase Agreement             PaineWebber, Inc.                               $   3,192,685
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $   3,192,685

OTC                            Repurchase Agreement             Fuji Securities                                 $     147,232
                               Repurchase Agreement             Lehman Brothers, Inc.                           $     131,828
                               Repurchase Agreement             PaineWebber, Inc.                               $     967,523
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     967,523

Arktos                         Repurchase Agreement             Fuji Securities                                 $      93,598
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      83,805
                               Repurchase Agreement             PaineWebber, Inc.                               $     615,071
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     615,071

                                                                                                              TOTAL $ AMOUNT OF
        FUND                    TYPE OF SECURITY                FULL NAME OF BROKER/DEALER                   SECURITIES OF EACH
                                                                                                            REGULAR BROKER-DEALER
                                                                                                                     HELD
------------------------------------------------------------------------------------------------------------------------------------
Medius                         Repurchase Agreement             Fuji Securities                                 $       6,746
                               Repurchase Agreement             Lehman Brothers, Inc.                           $       6,040
                               Repurchase Agreement             PaineWebber, Inc.                               $      44,331
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      44,332

Mekros                         Common Stock                     BB&T Corp.                                      $      10,833

U.S. Government Bond           Repurchase Agreement             Fuji Securities                                 $      88,043
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      78,832
                               Repurchase Agreement             PaineWebber, Inc.                               $     578,569
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     578,569

Large-Cap Europe               N/A                              N/A                                         N/A

Large-Cap Japan                N/A                              N/A                                         N/A

Banking                        Repurchase Agreement             Fuji Securities                                 $        517
                               Repurchase Agreement             Lehman Brothers, Inc.                           $        463
                               Repurchase Agreement             PaineWebber, Inc.                               $      3,401
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      3,401
                               Common Stock                     BB&T                                            $     15,527

Basic Materials                Repurchase Agreement             Fuji Securities                                 $        747
                               Repurchase Agreement             Lehman Brothers, Inc.                           $        669
                               Repurchase Agreement             PaineWebber, Inc.                               $      4,908
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      4,908

Biotechnology                  Repurchase Agreement             Fuji Securities                                 $      3,229
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      2,891
                               Repurchase Agreement             PaineWebber, Inc.                               $     21,220
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     21,220

Consumer Products              Repurchase Agreement             Fuji Securities                                 $      1,978
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      1,771
                               Repurchase Agreement             PaineWebber, Inc.                               $     12,998
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     12,998

Electronics                    Repurchase Agreement             Fuji Securities                                 $      2,935
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      2,628
                               Repurchase Agreement             PaineWebber, Inc.                               $     19,288
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     19,288

Energy                         Repurchase Agreement             Fuji Securities                                 $      3,155
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      2,825
                               Repurchase Agreement             PaineWebber, Inc.                               $     20,736
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     20,737

Energy Services                Repurchase Agreement             Fuji Securities                                 $      2,121
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      1,899
                               Repurchase Agreement             PaineWebber, Inc.                               $     13,935
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     13,934

                                                                                                              TOTAL $ AMOUNT OF
        FUND                    TYPE OF SECURITY                FULL NAME OF BROKER/DEALER                   SECURITIES OF EACH
                                                                                                            REGULAR BROKER-DEALER
                                                                                                                     HELD
------------------------------------------------------------------------------------------------------------------------------------
Financial Services             Repurchase Agreement             Fuji Securities                                 $      4,572
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      4,093
                               Repurchase Agreement             PaineWebber, Inc.                               $     30,043
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     30,043
                               Common Stock                     Lehman Brothers, Inc.                           $     36,072

Health Care                    Repurchase Agreement             Fuji Securities                                 $      1,347
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      1,206
                               Repurchase Agreement             PaineWebber, Inc.                               $      8,855
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      8,855

Internet                       Repurchase Agreement             Fuji Securities                                 $      2,376
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      2,127
                               Repurchase Agreement             PaineWebber, Inc.                               $     15,612
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     15,612

Leisure                        Repurchase Agreement             Fuji Securities                                 $      1,262
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      1,130
                               Repurchase Agreement             PaineWebber, Inc.                               $      8,295
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      8,297

Precious Metals                Repurchase Agreement             Fuji Securities                                 $      2,590
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      2,319
                               Repurchase Agreement             PaineWebber, Inc.                               $     17,021
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     17,021

Real Estate                    Repurchase Agreement             Fuji Securities                                 $        109
                               Repurchase Agreement             Lehman Brothers, Inc.                           $         98
                               Repurchase Agreement             PaineWebber, Inc.                               $        718
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $        718

Retailing                      Repurchase Agreement             Fuji Securities                                 $      2,689
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      2,407
                               Repurchase Agreement             PaineWebber, Inc.                               $     17,668
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $     17,668

Sector Rotation                N/A                              N/A                                         N/A

Technology                     Repurchase Agreement             Fuji Securities                                 $      1,512
                               Repurchase Agreement             Lehman Brothers, Inc.                           $      1,354
                               Repurchase Agreement             PaineWebber, Inc.                               $      9,939
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      9,939

Telecommunications             Repurchase Agreement             Fuji Securities                                 $         56
                               Repurchase Agreement             Lehman Brothers, Inc.                           $         50
                               Repurchase Agreement             PaineWebber, Inc.                               $        368
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $        369

Transportation                 Repurchase Agreement             Fuji Securities                                 $        787
                               Repurchase Agreement             Lehman Brothers, Inc.                           $        704
                               Repurchase Agreement             PaineWebber, Inc.                               $      5,169

                                                                                                              TOTAL $ AMOUNT OF
        FUND                    TYPE OF SECURITY                FULL NAME OF BROKER/DEALER                   SECURITIES OF EACH
                                                                                                            REGULAR BROKER-DEALER
                                                                                                                     HELD
------------------------------------------------------------------------------------------------------------------------------------
Transportation                 Repurchase Agreement             Salomon Smith Barney, Inc.                      $      5,170

Utilities                      Repurchase Agreement             Fuji Securities                                 $        713
                               Repurchase Agreement             Lehman Brothers, Inc.                           $        639
                               Repurchase Agreement             PaineWebber, Inc.                               $      4,689
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $      4,689

U.S. Government Money Market
                               Repurchase Agreement             Fuji Securities                                 $  2,288,968
                               Repurchase Agreement             Lehman Brothers, Inc.                           $  2,049,489
                               Repurchase Agreement             PaineWebber, Inc.                               $ 15,041,793
                               Repurchase Agreement             Salomon Smith Barney, Inc.                      $ 15,041,792



MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for overseeing the 33 Funds in the Trust, as well as other Funds in the Rydex Family of Funds that are described in a separate prospectus and SAI. In total, the Rydex Family of Funds is comprised of 80 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES

*/ALBERT P. VIRAGH, JR. (60)

       Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent


--------------------------------
*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

       servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

COREY A. COLEHOUR (56)

       Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (61)

       Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (62)

       Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (59)

       Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (57)

       Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

- AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's profitability from its Fund-related operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

NAME                            DOLLAR RANGE OF FUND SHARES               AGGREGATE DOLLAR RANGE OF SHARES IN ALL
                                (RYDEX VARIABLE TRUST ONLY)                 RYDEX FUNDS OVERSEEN BY TRUSTEE*
---------------------------------------------------------------------------------------------------------------------
Viragh, Jr.                                 $0                                       over $100,000

Colehour                                    $0                                            $0

Dalton                                      $0                                            $0

Demaret                                     $0                                       over $100,000

McCarville                                  $0                                     $50,001-$100,000

Somers                                      $0                                       over $100,000

* Valuation date is December 31, 2001.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2001, is set forth in the table below:

                                                                                                     TOTAL
                                                        PENSION OR                                COMPENSATION
                                                        RETIREMENT            ESTIMATED            FROM FUND
   NAME OF PERSON,                 AGGREGATE         BENEFITS ACCRUED           ANNUAL            COMPLEX FOR
      POSITION                   COMPENSATION           AS PART OF          BENEFITS UPON          SERVICE ON
                                  FROM TRUST         TRUST'S EXPENSES         RETIREMENT          THREE BOARDS**
-------------------------------------------------------------------------------------------------------------------
Albert P. Viragh, Jr.*,               $0                   $0                     $0                   $0
CHAIRMAN AND PRESIDENT

Corey A. Colehour,                  $8,500                 $0                     $0                 $44,000
TRUSTEE

J. Kenneth Dalton,                  $8,500                 $0                     $0                 $44,000
TRUSTEE

Roger Somers,                       $8,500                 $0                     $0                 $44,000
RUSTEE

John O. Demaret,                    $8,500                 $0                     $0                 $44,000
TRUSTEE

                                                                                                     TOTAL
                                                        PENSION OR                                COMPENSATION
                                                        RETIREMENT            ESTIMATED            FROM FUND
   NAME OF PERSON,                 AGGREGATE         BENEFITS ACCRUED           ANNUAL            COMPLEX FOR
      POSITION                   COMPENSATION           AS PART OF          BENEFITS UPON          SERVICE ON
                                  FROM TRUST         TRUST'S EXPENSES         RETIREMENT          THREE BOARDS**
-------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville,              $8,500                 $0                     $0                 $44,000
TRUSTEE

*  Denotes an "interested person" of the Trust.
** Each member of the Board of Trustees also serves as a Trustee to Rydex Series
   Funds and to Rydex Dynamic Funds.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

ROBERT M. STEELE (43)

      Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

CARL G. VERBONCOEUR (49)

      Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (31)

      Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. HAIGNEY (35)

      Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

THE ADVISORY AGREEMENT
Under an investment advisory agreement with the Advisor, dated August 11, 1998, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. Prior to November 2, 1998, the Advisor provided similar services to the Rydex Subaccounts. As of December 31, 2001, net assets under management of the Advisor and its affiliates were approximately $5.1 billion. Pursuant to the advisory agreement, the Funds pay the Advisor at an annual rate based on the average daily net assets for each respective Fund, as set forth below. For the fiscal periods ended December 31, 1999, December 31, 2000, and December 31, 2001 the Advisor received the following investment advisory fees:

                                           ANNUAL
                                        ADVISORY FEE                        ADVISORY FEES PAID
                FUND                     CONTRACTUAL     -----------------------------------------------------------
                                            RATE                1999               2000                2001*
--------------------------------------------------------------------------------------------------------------------
Titan 500                                   0.90%                N/A                N/A               $1,560

Velocity 100                                0.90%                N/A                N/A               $7,324

Nova                                        0.75%             $454,768           $1,555,494          $717,757

Ursa                                        0.90%             $286,828            $286,680           $165,170

OTC                                         0.75%             $928,141           $4,473,991         $1,725,272

Arktos                                      0.90%                N/A                N/A               $25,822

Medius                                      0.90%                N/A                N/A               $1,215

Mekros                                      0.90%                N/A                N/A               $2,080

U.S. Government Bond                        0.50%              $14,155            $11,171             $25,013

Large- Cap Europe                           0.90%                N/A                N/A               $3,757

Large-Cap Japan                             0.90%                N/A                N/A               $2,374

Banking                                     0.85%                N/A                N/A               $4,960

Basic Materials                             0.85%                N/A                N/A               $6,565

Biotechnology                               0.85%                N/A                N/A               $5,325

                                           ANNUAL
                                        ADVISORY FEE                        ADVISORY FEES PAID
                FUND                     CONTRACTUAL     -----------------------------------------------------------
                                            RATE                1999               2000                2001*
--------------------------------------------------------------------------------------------------------------------
Consumer Products                           0.85%                N/A                N/A               $5,706

Electronics                                 0.85%                N/A                N/A               $1,614

Energy                                      0.85%                N/A                N/A               $4,730

Energy Services                             0.85%                N/A                N/A               $3,192

Financial Services                          0.85%                N/A                N/A               $4,619

Health Care                                 0.85%                N/A                N/A               $4,915

Internet                                    0.85%                N/A                N/A               $1,863

Leisure                                     0.85%                N/A                N/A               $3,625

Precious Metals                             0.75%              $15,807            $28,991             $26,985

Real Estate                                 0.85%                N/A                N/A                $250

Retailing                                   0.85%                N/A                N/A               $1,815

Technology                                  0.85%                N/A                N/A               $5,957

Telecommunications                          0.85%                N/A                N/A               $1,216

Transportation                              0.85%                N/A                N/A               $1,248

Utilities                                   0.85%                N/A                N/A               $1,906

U.S. Government Money Market                0.50%             $337,723            $305,916            $295,000

*The Sector Rotation, Tempest 500 and Venture 100 Funds had not commenced operations as of December 31, 2001.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

The Advisor may from time to time reimburse certain expenses of the Funds in order to limit the Funds' operating expenses as described in the prospectuses. The Advisor's office is located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors II, Inc. was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

THE SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of each Fund except the U.S. Government Bond and U.S. Government Money Market Funds which have an annual rate of 0.20% of the daily net assets of the Funds. The service fee contractual rate paid to the Servicer by the Funds/Rydex Subaccounts is set forth in the table below. The aggregate service fees paid to the Servicer for the fiscal years ended December 31, 1999, December 31, 2000, and December 31, 2001 are also set forth in the table below.

                                                                   SERVICE FEES PAID
                 FUND                  ---------------------------------------------------------------------------
                                                 1999                     2000                    2001*
------------------------------------------------------------------------------------------------------------------
Titan 500                                        N/A                      N/A                      $433

Velocity 100                                     N/A                      N/A                     $2,034

Nova                                           $151,589                 $518,498                 $239,252

Ursa                                           $79,674                  $79,633                  $45,881

OTC                                            $247,504                $1,455,288                $575,091

Arktos                                           N/A                      N/A                     $7,173

Medius                                           N/A                      N/A                      $337

Mekros                                           N/A                      N/A                      $578

U.S. Government Bond                            $5,662                   $4,469                  $10,005

Large- Cap Europe                                N/A                      N/A                     $1,044

Large-Cap Japan                                  N/A                      N/A                      $659

Banking                                          N/A                      N/A                     $1,459

Basic Materials                                  N/A                      N/A                     $1,931

Biotechnology                                    N/A                      N/A                     $1,566

Consumer Products                                N/A                      N/A                     $1,678

Electronics                                      N/A                      N/A                      $475

Energy                                           N/A                      N/A                     $1,387

                                                                   SERVICE FEES PAID
                 FUND                  ---------------------------------------------------------------------------
                                                 1999                     2000                    2001*
------------------------------------------------------------------------------------------------------------------
Energy Services                                  N/A                      N/A                      $939

Financial Services                               N/A                      N/A                     $1,359

Health Care                                      N/A                      N/A                     $1,445

Internet                                         N/A                      N/A                      $548

Leisure                                          N/A                      N/A                     $1,066

Precious Metals                                 $4,215                   $9,357                   $8,995

Real Estate                                      N/A                      N/A                      $74

Retailing                                        N/A                      N/A                      $534

Technology                                       N/A                      N/A                     $1752

Telecommunications                               N/A                      N/A                      $358

Transportation                                   N/A                      N/A                      $367

Utilities                                        N/A                      N/A                      $561

U.S. Government Money Market                   $135,089                 $122,366                 $118,000

*The Sector Rotation, Tempest 500 and Venture 100 Funds had not commenced operations as of December 31, 2001.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. Prior to November 2, 1998 the Servicer provided similar services to the Rydex Subaccounts.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, seventy-five-thousandths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty-third of one percent (0.03%) on the average daily net assets over $750 million of the Nova, Ursa, OTC, U.S. Government Bond, Precious Metals, and U.S. Government Money Market Funds. Certain officers and trustees of the Trust are also officers and directors of the Servicer. The Servicer received the following fees for the fiscal periods ended December 31, 1999, December 31, 2000, and December 31, 2001:

             FUND                                           ACCOUNTING SERVICE FEES PAID
                                 -----------------------------------------------------------------------------------
                                            1999                        2000                       2001*
--------------------------------------------------------------------------------------------------------------------
Titan 500                                   N/A                         N/A                         $155

Velocity 100                                N/A                         N/A                         $403

Nova                                      $36,057                     $74,487                     $58,166

Ursa                                      $21,586                     $31,000                     $19,622

OTC                                       $46,399                     $150,487                    $110,311

Arktos                                      N/A                         N/A                        $2,052

Medius                                      N/A                         N/A                         $70

Mekros                                      N/A                         N/A                         $140

U.S. Government Bond                       $3,024                      $1,948                      $5,104

Large- Cap Europe                           N/A                         N/A                         $329

Large-Cap Japan                             N/A                         N/A                         $160

Banking                                     N/A                         N/A                         $507

Basic Materials                             N/A                         N/A                         $698

Biotechnology                               N/A                         N/A                         $408

Consumer Products                           N/A                         N/A                         $540

Electronics                                 N/A                         N/A                         $86

Energy                                      N/A                         N/A                         $478

Energy Services                             N/A                         N/A                         $307

Financial Services                          N/A                         N/A                         $335

Health Care                                 N/A                         N/A                         $457

Internet                                    N/A                         N/A                         $135

Leisure                                     N/A                         N/A                         $384

Precious Metals                            $1,715                      $4,010                      $3,633

Real Estate                                 N/A                         N/A                         $17

Retailing                                   N/A                         N/A                         $126

Technology                                  N/A                         N/A                         $462

Telecommunications                          N/A                         N/A                         $96

Transportation                              N/A                         N/A                         $102

Utilities                                   N/A                         N/A                         $183

U.S. Government Money Market              $40,020                     $44,265                     $47,623

*The Sector Rotation, Tempest 500 and Venture 100 Funds had not commenced operations as of December 31, 2001.

DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as the distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust.

INVESTOR SERVICES PLAN
Pursuant to an Investor Services Plan dated January 1, 1999, the Distributor directly, or indirectly through other service providers determined by the Distributor ("Service Providers"), provides investor services to owners of Contacts who, indirectly through insurance company separate accounts, invest in shares of the Funds ("Investors"). Investor services include some or all of the following: printing Fund prospectuses and statements of additional information and mailing them to Investors or to financial advisors who allocate funds for investments in shares of the Funds on behalf of Investors ("Financial Advisors"); forwarding communications from the Funds to Investors or Financial Advisors, including proxy solicitation material and annual and semiannual reports; assistance in facilitating and processing transactions in shares of the Funds in connection with strategic or tactical asset allocation investing; assistance in providing the Fund with advance information on strategic and tactical asset allocation trends and anticipated investment activity in and among the Funds; assisting Investors who wish or need to change Financial Advisors; and providing support services to Financial Advisors, including, but not limited to: (a) providing Financial Advisors with updates on policies and procedures; (b) answering questions of Financial Advisors regarding the Funds' portfolio investments; (c) providing performance information to Financial Advisors regarding the Funds; (d) providing information to Financial Advisors regarding the Funds' investment objectives; (e) providing investor account information to Financial Advisors; and (f) redeeming Fund shares, if necessary, for the payment of Financial Advisor fees.

For these services, the Trust compensates the Distributor at an annual rate not exceeding .25% of the Funds' average daily net assets. The Distributor is authorized to use its fee to compensate Services Providers for providing Investor services. The fee will be paid from the assets of the Funds and will be calculated and accrued daily and paid within fifteen (15) days of the end of each month. Following are the fees paid under this plan for the fiscal year ended December 31, 2001:

                 FUND*                    INVESTOR SERVICE                     INVESTOR SERVICE
                                           FEES PAID (%)                         FEES PAID ($)
-------------------------------------------------------------------------------------------------------------------
Titan 500                                      0.25%                                 $433

Velocity 100                                   0.25%                                $2,034

Nova                                           0.25%                               $239,252

Ursa                                           0.25%                                $45,881

OTC                                            0.25%                               $575,091

Arktos                                         0.25%                                $7,173

Medius                                         0.25%                                 $337

Mekros                                         0.25%                                 $578

U.S. Government Bond                           0.25%                                $12,506

Large-Cap Europe                               0.25%                                $1,044

Large-Cap Japan                                0.25%                                 $659

Banking                                        0.25%                                $1,459

Basic Materials                                0.25%                                $1,931

Biotechnology                                  0.25%                                $1,566

Consumer Products                              0.25%                                $1,678

Electronics                                    0.25%                                 $475

                 FUND*                    INVESTOR SERVICE                     INVESTOR SERVICE
                                           FEES PAID (%)                         FEES PAID ($)
-------------------------------------------------------------------------------------------------------------------
Energy                                         0.25%                                $1,395

Energy Services                                0.25%                                 $939

Financial Services                             0.25%                                $1,359

Health Care                                    0.25%                                $1,445

Internet                                       0.25%                                 $548

Leisure                                        0.25%                                $1,066

Precious Metals                                0.25%                                $8,995

Real Estate                                    0.25%                                  $74

Retailing                                      0.25%                                 $534

Technology                                     0.25%                                $1,752

Telecommunications                             0.25%                                 $358

Transportation                                 0.25%                                 $367

Utilities                                      0.25%                                 $561

U.S. Government Money Market                   0.25%                               $147,500

*The Sector Rotation, Tempest 500 and Venture 100 Funds had not commenced operations as of December 31, 2001.

COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

Conseco Variable and PADCO advanced the organizational expenses of the Funds' predecessor Separate Account. These expenses (a total of approximately $821,573) will be reimbursed by the Funds and amortized over the five-year period from May 1997 through April 2002. These amortized reimbursements will be allocated among the Funds daily and reconciled and settled monthly on the basis of relative Fund net assets.

PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

--------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS                          # OF SHARES                             PERCENT
--------------------------------------------------------------------------------------------------------------------
Nova Fund

Conseco Variable Insurance Company
11815 North Pennsylvania St.
Carmel, IN 46032                                    3,435,236.22                              48.54

American Skandia Life Assurance Co.
Class 1
One Corporate Drive                                 2,758,818.76                              38.98
P.O. Box 883
Shelton, CT 06484-0883

Ursa Fund

Conseco Variable Insurance Company                   620,138.59                               25.85
Attn: Carla Barker
11815 North Pennsylvania St.
Carmel, IN 46032

American Skandia Life Assurance Co.
Class 1
One Corporate Drive
P.O. Box 883                                         594,243.21                               24.77
Shelton, CT 06484-0883

--------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS                          # OF SHARES                             PERCENT
--------------------------------------------------------------------------------------------------------------------
Security Benefit Life Insurance Co.                  651,024.24                               27.14
Sbl Variable Annuity Account XIV
700 SW Harrison Street
Topeka, KS 66636-0001

Ameritas Life Insurance Company LLVL
PO Box 81889                                         399,872.67                               16.67
Licoln, NE 68501

OTC Fund

American Skandia Life Assurance Co.
Class 1
One Corporate Drive
P.O. Box 883                                        6,560,702.29                              59.64
Shelton, CT 06484-0883

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.                        2,067,382.83                              18.79
Carmel, IN 46032

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting                         700,508.81                               6.37
PO Box 182029
Columbus, OH 43218-2029

U.S. Government Bond Fund

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.
Carmel, IN 46032                                    1,208,541.53                              55.02

Nationwide Insurance Company                         974,476.54                               44.36
NWVA4
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

--------------------------------------------------------------------------------------------------------------------
           NAME AND ADDRESS                          # OF SHARES                             PERCENT
--------------------------------------------------------------------------------------------------------------------
Precious Metals Fund

Security Benefit Life Insurance Co.
Sbl Variable Annuity Account XIV
700 SW Harrison Street
Topeka, KS 66636-0001                                569,215.20                               48.40

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.                         223,783.28                               19.03
Carmel, IN 46032

Nationwide Insurance Company
NWVA4
c/o IPO Portfolio Accounting                         209,339.01                               17.80
PO Box 182029
Columbus, OH 43218-2029

Ameritas Life Insurance Company                      121,017.51                               10.29
LLVA
P.O. Box 81889
Lincoln, NE 68501

Money Market Fund

Conseco Variable Insurance Company
Attn: Carla Barker
11815 North Pennsylvania St.
Carmel, IN 46032                                    86,819,462.98                             75.43

Security Benefit Life Insurance Co.                 26,118,748.33                             22.69
Sbl Variable Annuity Account XIV
700 SW Harrison Street
Topeka, KS 66636-0001

DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

The International Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds' price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The Stoxx 50(SM) Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Bond Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund in those CBOT-traded portfolio securities or
(ii) the last price reported by an independent pricing service before the calculation of a Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund will be the last price reported by an independent pricing service before the calculation of a Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PERFORMANCE INFORMATION

From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Nova Fund, Ursa Fund, Titan 500 Fund, and Tempest 500 Fund may be compared to various unmanaged indices, including, but not limited to, the S&P 500 Index(R) (the "S&P 500 Index") or the Dow Jones Industrial Average. Performance information for the OTC Fund, Arktos Fund, Velocity 100 Fund, and Tempest 100 Fund may be compared to various unmanaged indices, including, but not limited to, the NASDAQ 100 Index(TM) (the "NASDAQ 100 Index"), and the NASDAQ Composite Index(TM) (the "NASDAQ Composite Index"). Performance information for the Medius Fund may be compared to various unmanaged indices, including, but not limited to, the S&P MidCap 400 Index(R). Performance information for the Bond Fund may be compared to various unmanaged indices, including, but not limited to, the Lehman Long Treasury Bond Index. Performance information for the Mekros Fund may be compared to various unmanaged indices, including, but not limited to, the Russell 2000 Index(R). Performance information for the Large-Cap Europe and Large-Cap Japan Funds may be compared to various unmanaged indices, including, but not limited to, the Dow Jones Stoxx 50 Index or the Morgan Stanley Capital International Europe, Australasia and Far East Index and the Topix 100 Index or Nikkei 225 Index, respectively.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the SEC ("SEC Rules"), Funds advertising performance must include total return quotes calculated according to the following formula:

                                        n
                                  P(1+T)  = ERV

     Where:  P =     a hypothetical initial payment of $1,000;

             T =     average annual total return;

             n =     number of years (1, 5, or 10); and

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or `T' in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

For the one-year period, five-year period and period from the respective commencement of continuous operations of the Funds/Rydex Subaccounts ended December 31, 2001, the average annual compounded rate of return of the respective Funds, assuming the reinvestment of all dividends and distributions, was as follows:

----------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN                     AGGREGATE
                                                       FISCAL YEAR END                             TOTAL
    FUND* (INCEPTION            --------------------------------------------------------------    RETURN
         DATES)                                  THREE                           SINCE             SINCE
                                  ONE YEAR       YEARS        FIVE YEARS       INCEPTION         INCEPTION
----------------------------------------------------------------------------------------------------------------
Titan 500 (10/1/01)                  N/A           N/A            N/A            19.48%            19.48%

Velocity 100 (10/1/01)               N/A           N/A            N/A            55.88%            55.88%

Nova (5/7/97)                      -23.58%       -9.11%           N/A             3.85%            19.23%

Ursa (6/9/97)                      14.99%         4.27%           N/A            -5.76%            -23.71%

OTC (5/7/97)                       -35.17%       -6.91%           N/A            10.31%            57.88%

Arktos (5/21/01)                     N/A           N/A            N/A            17.92%            17.92%

Medius (10/1/01)                     N/A           N/A            N/A            26.67%            26.67%

Mekros (10/1/01)                     N/A           N/A            N/A            28.97%            28.97%

U.S. Government Bond Fund           0.08%        -1.47%           N/A             3.98%            18.60%
(8/18/97)

Large- Cap Europe (10/1/01)          N/A           N/A            N/A            12.04%            12.04%

Large-Cap Japan (10/1/01)            N/A           N/A            N/A            -12.36%           -12.36%

Banking (5/2/01)                     N/A           N/A            N/A             0.84%             0.84%

Basic Materials (5/2/01)             N/A           N/A            N/A            -3.16%            -3.16%

Biotechnology (5/2/01)               N/A           N/A            N/A            -1.32%            -1.32%

Consumer Products (5/29/01)          N/A           N/A            N/A             1.28%             1.28%

Electronics (8/3/01)                 N/A           N/A            N/A            -17.44%           -17.44%

Energy (5/29/01)                     N/A           N/A            N/A            -15.60%           -15.60%

Energy Services (5/2/01)             N/A           N/A            N/A            -29.04%           -29.04%

Financial Services (7/20/01)         N/A           N/A            N/A            -4.40%            -4.40%

Health Care (6/19/01)                N/A           N/A            N/A            -4.72%            -4.72%

Internet (5/24/01)                   N/A           N/A            N/A            -36.96%           -36.96%

Leisure (5/22/01)                    N/A           N/A            N/A            -27.64%           -27.64%

----------------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURN                     AGGREGATE
                                                       FISCAL YEAR END                             TOTAL
    FUND* (INCEPTION            --------------------------------------------------------------    RETURN
         DATES)                                  THREE                           SINCE             SINCE
                                  ONE YEAR       YEARS        FIVE YEARS       INCEPTION         INCEPTION
----------------------------------------------------------------------------------------------------------------
Precious Metals (5/29/97)          12.99%        -4.73%           N/A            -13.92%           -49.76%

Real Estate (10/1/01)                N/A           N/A            N/A             4.09%             4.09%

Retailing (7/23/01)                  N/A           N/A            N/A             2.60%             2.60%

Technology (5/2/01)                  N/A           N/A            N/A            -25.56%           -25.56%

Telecommunications (7/27/01)         N/A           N/A            N/A            -9.76%            -9.76%

Transportation (6/11/01)             N/A           N/A            N/A            -2.40%            -2.40%

Utilities (5/2/01)                   N/A           N/A            N/A            -27.08%           -27.08%

U.S. Government Money Market        2.77%         3.96%           N/A             3.66%            18.18%
Fund (5/7/97)

INFORMATION ON COMPUTATION OF YIELD

THE U.S. GOVERNMENT BOND FUND
In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                                                  6
                            YIELD = 2[(a-b)/cd +1] -1

       Where:   a =      dividends and interest earned during the period;

                b =      expenses accrued for the period (net of
                         reimbursements);

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                d = the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

The Bond Fund's yield, as of December 31, 2001, based on a thirty-day base period, was approximately 3.20%.

THE MONEY MARKET FUND
The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, , and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended December 31, 2001, were 1.21% and 1.17%, respectively.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

SUSPENSION OF THE RIGHT OF REDEMPTION
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where NASDAQ, the CME, Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS
The NYSE, the Federal Reserve Bank of New York, the NASDAQ, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day(the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and

Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets. Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Money Market and Bond Funds intend to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends daily. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Funds. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market and Bond Funds.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company for tax purposes. The tax rules applicable to regulated investment companies are described below.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shares of the Funds will be purchased by life insurance companies for their separate accounts under variable annuity contracts and variable life insurance policies and by other entities under qualified pension and retirement plans. Under the provisions of the Code currently in effect, net income and net realized capital gains of the Funds are not currently taxable when left to accumulate within a variable annuity contract or variable life insurance policy or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of the company's variable annuity contracts or variable life insurance policies, refer to the life insurance company's variable annuity contract or variable life insurance prospectus. You should consult with your tax advisor regarding the federal, state and local tax treatment of withdrawals or distributions from your qualified pension or retirement plan.

SECTION 817(h) DIVERSIFICATION
Section 817(h) of the Code requires that the assets of each Fund be adequately diversified so that insurance companies that invest in their shares, and not variable annuity contract owners, are considered the owners of the shares for federal income tax purposes. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. Each Fund must meet the above diversification requirements within 30 days of the end of each calendar quarter.

The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which Contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. It is possible that when such regulations or rulings are issued, Contracts may need to be modified to comply with them.


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REGULATED INVESTMENT COMPANY STATUS
Each of the Funds intends to seek to qualify for, and elect to be treated as a Regulated Investment Company ("RIC") under the Code. As a RIC, a Fund would not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders.

Accordingly, each Fund must, among other requirements, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holding so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% requirement test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% requirement test.

In addition, each Fund must distribute at least 90% of its investment company taxable income (generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without any deduction for dividends paid to shareholders) and at least 90% of its net tax-exempt interest income, if any, for each tax year to its shareholders. If a Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

In the event of a failure by a Fund to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deductions for distributions to shareholders. In addition, in such case, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits,


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would constitute dividends that would be taxable to the shareholders as ordinary income. In general, subject to certain limitations, such dividends would be eligible for the dividends received deduction for corporate shareholders.

FEDERAL EXCISE TAX
It is expected that none of the Funds will be subject to the 4% excise tax normally imposed on RICs that do not distribute substantially all of their income and gains each calendar year, because that tax does not apply to a RIC whose only shareholders are segregated assets accounts of life insurance companies held in connection with variable annuity accounts and/or variable life insurance policies, and certain trusts under qualified pension and retirement plans.

SPECIAL CONSIDERATIONS APPLICABLE TO THE INTERNATIONAL FUNDS AND SECTOR FUNDS
In general, with respect to the International Funds and Sector Funds, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are subject to the aforementioned special treatment under the Code. In general, therefore, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OPTIONS AND OTHER COMPLEX SECURITIES
A Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. A Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments.

A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under Subchapter M of the Code. However, it is the


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intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

OTHER ISSUES
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting. Shareholder inquiries can be made by calling 1-800-820-0888 or 301-296-5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

CODE OF ETHICS
The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring


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purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the Securities and Exchange Commission, and is available to the public.

REPORTING
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
You may visit the Trust's Web site at www.rydexfunds.com or call 800-820-0888 or 301-296-5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100, Baltimore, MD 21201, are the auditors and the independent certified public accountants to the Trust and each of the Funds. For the fiscal years ended December 31, 1999 and 1998, a predecessor audit firm acted as the auditor and independent certified public accountant. The Trust's Audit Committee and Board of Trustees approved the appointment of PricewaterhouseCoopers LLP as the Trust's auditor, in December 2000. The appointment of PricewaterhouseCoopers LLP was not the result of any disagreement with, or adverse opinion, disclaimer of opinion, modification or qualification by the Trust's predecessor audit firm.

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds under a custody agreement between the Trust and the Custodian. Under the custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended December 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this Statement of Additional Information.


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                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA -This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in?"Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in?"Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


                                      A-2